UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

EQ ADVISORS TRUST

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Preliminary Copy

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

1345 Avenue of the Americas

New York, New York 10105

August [17], 2026

Dear Contractholder:

Enclosed is a notice and Proxy Statement relating to a Special Meeting of Shareholders of EQ Advisors Trust (the “Trust”). The Special Meeting of Shareholders is scheduled to be held at the Trust’s offices, located at 1345 Avenue of the Americas, 3rd Floor, New York, New York 10105, on October 27, 2026, at 11:00 a.m., Eastern time (the “Meeting”).

The Trust is a “series” investment company comprised of separate portfolios (each, a “Portfolio” and together, the “Portfolios”). The Portfolios are identified in the table beginning on page 2 of the Proxy Statement.

As an owner of a variable life insurance policy and/or variable annuity contract or certificate (a “Contract”) that participates in one or more of the Portfolios through the investment divisions of a separate account or accounts established by Equitable Financial Life Insurance Company (“Equitable Financial”) or another insurance company (each, an “Insurance Company”), you (a “Contractholder”) are entitled to instruct the Insurance Company that issued your Contract how to vote the applicable Portfolio shares related to your interest in those accounts held as of the close of business on June 30, 2026. The Insurance Company that issued your Contract is the record owner of the Portfolio shares related to your interest in those accounts and may be referred to as a “shareholder.”

Following is only a brief summary of the matters to be considered at the Meeting. The attached Notice of Special Meeting of Shareholders and Proxy Statement concerning the Meeting describe in more detail the matters to be considered at the Meeting. You should read the Proxy Statement prior to completing your voting instruction card(s).

Shareholders of each Portfolio will be asked to approve a new investment advisory agreement between Equitable Investment Management Group, LLC (“EIM” or the “Adviser”), the Portfolios’ investment adviser, and the Trust. Shareholders of each Portfolio for which AllianceBernstein L.P. (“AllianceBernstein”), an affiliate of EIM, currently serves as an investment sub-adviser (each, an “AB Portfolio” and together, the “AB Portfolios”) also will be asked to approve a new investment sub-advisory agreement between EIM and AllianceBernstein. The proposed new investment advisory and investment sub-advisory agreements are being presented to shareholders in response to an anticipated change in the indirect ownership of EIM and its affiliated investment advisers, including AllianceBernstein, in connection with a planned all-stock merger transaction, which will cause the current investment advisory and investment sub-advisory agreements to terminate. The proposed new investment advisory and investment sub-advisory agreements are substantively identical to the current investment advisory and investment sub-advisory agreements, respectively, except as to the effective and termination dates. The transaction is not expected to result in any changes to the contractual investment advisory fee rates paid by the Portfolios to EIM, the portfolio management of the Portfolios, or the nature and quality of the services provided by EIM and its affiliates (including AllianceBernstein, as applicable) to the Portfolios. The investment objectives, principal investment strategies, investment processes, and principal risks of the Portfolios will not change as a result of entering into the proposed new investment advisory and investment sub-advisory agreements. The AB Portfolios are identified below the table beginning on page 2 of the Proxy Statement attached to this notice.

Shareholders of each of the EQ/Common Stock Index Portfolio, EQ/Core Bond Index Portfolio, EQ/Equity 500 Index Portfolio, EQ/Intermediate Corporate Bond Portfolio, EQ/International Equity Index Portfolio, EQ/Large Cap Growth Index Portfolio, EQ/Large Cap Value Index Portfolio, EQ/Long-Term Bond Portfolio, EQ/Mid Cap Index Portfolio, EQ/Small Company Index Portfolio, 1290 VT Convertible Securities Portfolio, and 1290 VT Socially Responsible Portfolio (each, an “Index Portfolio” and together, the “Index Portfolios”) also will be asked to approve an amended fundamental investment policy regarding industry concentration.

Shareholders of all of the Portfolios also will be asked to elect the Board of Trustees of the Trust. All ten (10) of the current Board members have been nominated to stand for re-election. If elected by shareholders, each such Trustee nominee will continue to serve in that capacity without interruption. The Board also has nominated two (2) new trustee nominees to stand for election to the Board. If a trustee nominee who would be new to the Board is elected by shareholders, the election of the new trustee nominee would be effective, and the new trustee nominee would begin service as a Trustee of the Trust, in January 2027.

The Board of Trustees of the Trust has approved the proposals identified above with respect to each Portfolio and unanimously recommends that you vote “FOR” each of the proposals on which you are being asked to vote. Although the Board of Trustees has determined that a vote “FOR” each proposal is in the best interest of each Portfolio and its shareholders, the implementation of each proposal is subject to receipt of the required shareholder approval.

You are cordially invited to attend the Meeting. Since it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your voting instructions by completing, dating and signing the enclosed voting instruction card and returning it in the accompanying return envelope at your earliest convenience, or by relaying your voting instructions via telephone or the Internet by following the enclosed instructions. For further information on how to instruct an Insurance Company, please see the Contractholder Voting Instructions included herein. Of course, we hope that you will be able to attend the Meeting, and if you wish, you may provide voting instructions in person, even though you may have already returned a voting instruction card or submitted your voting instructions via telephone or the Internet. Please respond promptly in order to save additional costs of proxy solicitation and in order to make sure you are represented.

The cost of the Meeting, including the expenses of preparing, printing and mailing the Proxy Statement and other proxy solicitation materials, the cost of solicitation of proxies and voting instructions, and the expenses associated with reimbursing Insurance Companies or others for their reasonable expenses in forwarding solicitation material to Contractholders, as well as all legal costs relating thereto and to the proposals set forth in the Proxy Statement, will be borne as follows: 90% by Equitable Holdings, Inc., and 10% by the Trust. The expenses to be borne by the Trust will be borne by each class of each Portfolio. The expenses to be borne by the Trust (other than legal costs) will be allocated among the Portfolios in proportion to their respective numbers of Contractholder accounts; legal costs will be allocated among the Portfolios in proportion to the average net assets of the Portfolios. However, the Adviser has agreed to bear proxy expenses that exceed a Portfolio’s (or its class’s) expense cap. The Adviser’s obligation to bear expenses is subject to the Trust’s Expense Limitation Agreement, under which the Adviser may recover expenses previously waived or reimbursed under certain circumstances.

Very truly yours,

Steven M. Joenk Equitable Financial Life Insurance Company

Preliminary Copy

EQ ADVISORS TRUST

1345 Avenue of the Americas

New York, New York 10105

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 27, 2026

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of EQ Advisors Trust (the “Trust”) will be held at the Trust’s offices, located at 1345 Avenue of the Americas, 3rd Floor, New York, New York 10105, on October 27, 2026, at 11:00 a.m., Eastern time (the “Meeting”).

The Trust is a “series” investment company comprised of separate portfolios (each, a “Portfolio” and together, the “Portfolios”). The Portfolios are identified in the table beginning on page 2 of the Proxy Statement attached to this notice.

Equitable Investment Management Group, LLC (“EIM” or the “Adviser”), the Portfolios’ investment adviser, is an indirect, wholly-owned subsidiary of Equitable Holdings, Inc. (“Equitable Holdings”), which is a publicly-owned company. AllianceBernstein L.P. (“AllianceBernstein”), an affiliate of EIM, serves as investment sub-adviser to certain Portfolios of the Trust (each, an “AB Portfolio” and together, the “AB Portfolios”). AllianceBernstein is an indirect, majority-owned subsidiary of Equitable Holdings. On March 26, 2026, Equitable Holdings entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Corebridge Financial, Inc. (“Corebridge”), and various Corebridge subsidiaries, to effect an all-stock merger transaction to combine their respective businesses into a newly formed company. It is anticipated that, as a result of the merger, Equitable Holdings stockholders will own approximately 49% of the combined company and Corebridge stockholders will own approximately 51% of the combined company. The transactions contemplated by the Merger Agreement are referred to herein as the “Transaction.” The Transaction is expected to close on or about January 1, 2027 (the “Closing”), subject to certain conditions. Shareholders of the Portfolios are not being asked to vote on the Transaction. Rather, shareholders of the Portfolios are being asked to vote on certain matters relating to the Transaction, as described below.

The Portfolios are subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that any investment advisory agreement, including any investment sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an investment adviser or the parent company of an investment adviser. Such a transfer is often referred to as a “change of control.” It is anticipated that the Closing of the Transaction may result in a change of control of EIM and AllianceBernstein. As a result, the current investment advisory agreement between the Trust, on behalf of each Portfolio, and EIM will automatically terminate at the Closing of the Transaction. The current investment sub-advisory agreement between EIM and AllianceBernstein with respect to each AB Portfolio also will automatically terminate at the Closing of the Transaction. The AB Portfolios are identified below the table beginning on page 2 of the Proxy Statement attached to this notice.

i

To ensure that EIM and AllianceBernstein may continue to provide advisory and, as applicable, sub-advisory services to the Portfolios without interruption, the Meeting is being called to approve new investment advisory and investment sub-advisory agreements. The proposed new investment advisory and investment sub-advisory agreements are substantively identical to the current investment advisory and investment sub-advisory agreements, respectively, except as to the effective and termination dates. The Transaction is not expected to result in any changes to the contractual investment advisory fee rates paid by the Portfolios to EIM, the portfolio management of the Portfolios, or the nature and quality of the services provided by EIM and its affiliates (including AllianceBernstein, as applicable) to the Portfolios. The investment objectives, principal investment strategies, investment processes, and principal risks of the Portfolios will not change as a result of entering into the proposed new investment advisory and investment sub-advisory agreements.

The Meeting also is being called to approve an amended fundamental investment policy regarding industry concentration for each of the EQ/Common Stock Index Portfolio, EQ/Core Bond Index Portfolio, EQ/Equity 500 Index Portfolio, EQ/Intermediate Corporate Bond Portfolio, EQ/International Equity Index Portfolio, EQ/Large Cap Growth Index Portfolio, EQ/Large Cap Value Index Portfolio, EQ/Long-Term Bond Portfolio, EQ/Mid Cap Index Portfolio, EQ/Small Company Index Portfolio, 1290 VT Convertible Securities Portfolio, and 1290 VT Socially Responsible Portfolio (each, an “Index Portfolio” and together, the “Index Portfolios”).

The Meeting also is being called to elect the Board of Trustees of the Trust. Shareholders of all of the Portfolios will be asked to elect each of the ten (10) current members of the Board of Trustees of the Trust, as well as two (2) new trustee nominees to serve on the Board of Trustees of the Trust.

At the Meeting, the shareholders of each Portfolio who are entitled to vote at the Meeting will be asked to approve the proposals with respect to that Portfolio, as described below:

1.	Approve a new investment advisory agreement between EIM and the Trust with respect to each Portfolio.

2.	Approve a new investment sub-advisory agreement between EIM and AllianceBernstein with respect to each AB Portfolio.

3.	Approve an amended fundamental investment policy regarding industry concentration with respect to each Index Portfolio.

4.	Elect the Board of Trustees of the Trust. The nominees for election to the Board are Michael B. Clement, Christopher P. Conkey, Donald E. Foley, Patricia M. Haverland, Marcia Haydel, Steven M. Joenk, Lisa M. Jones, Kimberly Thompson Laughton, H. Thomas McMeekin, Jeffery S. Perry, Gary S. Schpero, and Kathleen Stephansen.

5.	Transact such other business that may properly come before the Meeting.

The Board of Trustees of the Trust unanimously recommends that you vote “FOR” each of the proposals on which you are being asked to vote.

Please note that owners of variable life insurance policies and/or variable annuity contracts or certificates (the “Contractholders”) issued by Equitable Financial Life Insurance Company or another insurance company (each, an “Insurance Company”) who have invested in shares of one or more of the Portfolios through the investment divisions of a separate account or accounts of an Insurance Company will be given the opportunity to provide the applicable Insurance Company with voting instructions on the above proposals.

You should read the Proxy Statement attached to this notice prior to completing your proxy or voting instruction card(s). The record date for determining the number of shares outstanding, the shareholders entitled to vote, and the Contractholders entitled to provide voting instructions at the Meeting and any adjournments or postponements thereof has been fixed as the close of business on June 30, 2026. If you attend the Meeting, you may vote or provide your voting instructions in person. Please note that in order to gain admission to the site of the Meeting, all attendees will need to present a photo identification card to building security after which attendees will be directed to the 3rd floor for participation in the Meeting. At the Meeting, you will need photo identification in order to vote or provide voting instructions.

The Special Meeting of Shareholders of each Portfolio is a separate meeting, but these Special Meetings of Shareholders are being held jointly and are referred to herein together as the “Meeting,” and each such Special Meeting of Shareholders has a separate quorum requirement with respect to each Portfolio. (The shareholders of all of the Portfolios will vote collectively as a single class on Proposal 4, which has a Trust-wide quorum requirement.)

YOUR VOTE IS IMPORTANT

Please return your proxy card(s) or voting instruction card(s) promptly

Regardless of whether you plan to attend the Meeting, you should vote or provide voting instructions by promptly completing, dating and signing the enclosed proxy or voting instruction card(s) for the Portfolio(s) in which you directly or indirectly own shares and returning the card(s) in the enclosed postage-paid envelope. You also can vote or provide voting instructions through the Internet or by telephone using the 16-digit control number that appears on the enclosed proxy or voting instruction card(s) and following the simple instructions. If you are present at the Meeting, you may change your vote or voting instructions, if desired, at that time. The Board of Trustees of the Trust recommends that you vote or provide voting instructions to vote “FOR” each proposal on which you are being asked to vote.

By Order of the Board of Trustees,

Shane Daly
Secretary

Dated: August [17], 2026

New York, New York

Preliminary Copy

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

CONTRACTHOLDER VOTING INSTRUCTIONS

FOR THE SPECIAL MEETING OF SHAREHOLDERS OF

EQ ADVISORS TRUST

TO BE HELD ON OCTOBER 27, 2026

Dated: August [17], 2026

GENERAL

These Contractholder Voting Instructions are being furnished by Equitable Financial Life Insurance Company (“Equitable Financial”) or another insurance company (each, an “Insurance Company” and together, the “Insurance Companies”) to owners of its variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) (the “Contractholders”) who, as of June 30, 2026 (the “Record Date”), had net premiums or contributions allocated to the investment divisions of its separate account or accounts (the “Separate Accounts”) that are invested in shares of one or more of the portfolios (each, a “Portfolio” and together, the “Portfolios”) of EQ Advisors Trust (the “Trust”). The Trust is a Delaware statutory trust that is registered with the U.S. Securities and Exchange Commission as an open-end management investment company.

Each Insurance Company will offer Contractholders the opportunity to instruct it, as the record owner of the shares of beneficial interest in the Portfolios (the “Shares”) held by its Separate Accounts, as to how it should vote on the relevant proposal(s) (each, a “Proposal” and together, the “Proposals”) that will be considered at the Special Meeting of Shareholders referred to in the preceding Notice and at any adjournments or postponements thereof (the “Meeting”). The enclosed Proxy Statement, which you should read and retain for future reference, concisely sets forth information about the Proposals that a Contractholder should know before completing the enclosed voting instruction card(s).

Equitable Investment Management Group, LLC (“EIM” or the “Adviser”), the investment adviser to the Trust, is a wholly-owned subsidiary of Equitable Financial. Equitable Financial is a wholly owned subsidiary of Equitable Holdings, Inc. (“Equitable Holdings”), which is a publicly-owned company. The principal offices of Equitable Financial and Equitable Holdings are located at 1345 Avenue of the Americas, New York, New York 10105.

These Contractholder Voting Instructions and the accompanying voting instruction card(s), together with the enclosed proxy materials, are first being mailed to Contractholders on or about August [24], 2026.

HOW TO INSTRUCT AN INSURANCE COMPANY

To instruct an Insurance Company as to how to vote the Shares held in the investment divisions of its Separate Accounts, Contractholders are asked to promptly complete their voting instructions on the enclosed voting instruction card(s), sign and date the voting instruction card(s), and mail the voting instruction card(s) in the accompanying postage-paid envelope. Contractholders also may provide voting instructions via telephone or the Internet as indicated on the enclosed voting instruction card(s).

If a voting instruction card is not marked to indicate voting instructions but is signed and timely returned, it will be treated as an instruction to vote the Shares “FOR” the applicable Proposals.

The number of Shares held in the investment division of a Separate Account corresponding to a Portfolio for which a Contractholder may provide voting instructions was determined as of the Record Date by dividing (i) a Contract’s account value allocable to that investment division by (ii) the net asset value of one Share of the corresponding Portfolio. Each whole Share of a Portfolio is entitled to one vote as to each matter with respect to which it is entitled to vote and each fractional Share is entitled to a proportionate fractional vote.

At any time prior to an Insurance Company’s voting at the Meeting, a Contractholder may revoke his or her voting instructions with respect to that investment division by providing the Insurance Company with a properly executed written revocation of such voting instructions, by properly executing later-dated voting instructions by a voting instruction card, telephone or the Internet, or by appearing and providing voting instructions in person at the Meeting.

HOW AN INSURANCE COMPANY WILL VOTE

An Insurance Company will vote the Shares for which it receives timely voting instructions from Contractholders in accordance with those instructions. Shares in each investment division of a Separate Account that is invested in one or more Portfolios for which an Insurance Company receives a voting instruction card that is signed and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares “FOR” each applicable Proposal. Shares in each investment division of a Separate Account that is invested in one or more Portfolios for which an Insurance Company receives no timely voting instructions from Contractholders, or that are attributable to amounts retained by an Insurance Company and its affiliates as surplus or seed money, will be voted by the applicable Insurance Company either “FOR” or “AGAINST” approval of each applicable Proposal, or as an abstention or withheld, in the same proportion as the Shares for which Contractholders have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Companies, it is possible that a small number of Contractholders could determine whether a Proposal is approved.

OTHER MATTERS

The Insurance Companies are not aware of any matters, other than the specified Proposals, to be acted on at the Meeting. If any other matters come before the Meeting, an Insurance Company will vote the Shares upon such matters in its discretion. Voting instruction cards may be solicited by directors, officers and employees of EIM, the investment adviser of the Trust, or its affiliates as well as officers and agents of the Trust. The principal solicitation will be by mail, but voting instructions may also be solicited by telephone, fax, personal interview, the Internet or other permissible means.

The Special Meeting of Shareholders of each Portfolio is a separate meeting, but these Special Meetings of Shareholders are being held jointly and are referred to herein together as the “Meeting,” and each such Special Meeting of Shareholders has a separate quorum requirement with respect to each Portfolio. (The shareholders of all of the Portfolios will vote collectively as a single class on Proposal 4, which has a Trust-wide quorum requirement.) If the quorum necessary to transact business at the Meeting with respect to the Trust or a Portfolio is not established, or if sufficient votes in favor of a Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting with respect to each applicable Portfolio to permit further solicitation of voting instructions. The persons named as proxies will vote in their discretion on any such adjournment or postponement. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

It is important that your Contract be represented. Please promptly mark your voting instructions on the enclosed voting instruction card(s); then sign and date the voting instruction card(s) and mail the card(s) in the accompanying postage-paid envelope. You may also provide your voting instructions via telephone or the Internet as indicated on the enclosed voting instruction card(s).

v

Preliminary Copy

EQ ADVISORS TRUST

1345 Avenue of the Americas

New York, New York 10105

1-877-222-2144

PROXY STATEMENT DATED AUGUST [17], 2026

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 27, 2026

This Proxy Statement relates to the solicitation by the Board of Trustees (the “Board”) of EQ Advisors Trust (the “Trust”) of proxies to be used at the Special Meeting of Shareholders of the Trust to be held at 1345 Avenue of the Americas, 3rd Floor, New York, New York 10105, on October 27, 2026, at 11:00 a.m., Eastern time, or any adjournment or postponement thereof (the “Meeting”).

This Proxy Statement is being furnished to owners of variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) (the “Contractholders”) issued by Equitable Financial Life Insurance Company (“Equitable Financial”) or another insurance company (each, an “Insurance Company” and together, the “Insurance Companies”) who, as of June 30, 2026 (the “Record Date”), had net premiums or contributions allocated to the investment divisions of an Insurance Company’s separate account or accounts (the “Separate Accounts”) that are invested in shares of one or more of the portfolios (each, a “Portfolio” and together, the “Portfolios”) of the Trust. Contractholders are being provided the opportunity to instruct the applicable Insurance Company to approve or disapprove the Proposals contained in this Proxy Statement in connection with the solicitation by the Board of proxies for the Meeting. This Proxy Statement also is being furnished to the Insurance Companies as the record owners of shares and to other shareholders (including retirement plan participants) that were invested in one or more of the Portfolios as of the Record Date. Distribution of this Proxy Statement and proxy or voting instruction card(s) to the Insurance Companies and other shareholders and to Contractholders is scheduled to begin on or about August [24], 2026. This Proxy Statement and proxy or voting instruction card(s) also will be available at www.proxyvote.com on or about August [24], 2026.

SUMMARY OF PROPOSALS AND PORTFOLIOS VOTING

1.	Approve a new investment advisory agreement between Equitable Investment Management Group, LLC (“EIM” or the “Adviser”) and the Trust with respect to each Portfolio.

2.	Approve a new investment sub-advisory agreement between EIM and AllianceBernstein L.P. (“AllianceBernstein”) with respect to each AB Portfolio.

3.	Approve an amended fundamental investment policy regarding industry concentration with respect to each Index Portfolio.

4.	Elect the Board of Trustees of the Trust.

5.	Transact such other business that may properly come before the Meeting.

The following table identifies the Portfolios of the Trust and shows which of the above Proposals the shareholders of each Portfolio are being asked to approve. The terms “AB Portfolio” and “Index Portfolio” are defined below the table. The numbers in the table columns correspond to the numbers of the Proposals described above:

Portfolios	1.	2.	3.	4.
1290 VT Convertible Securities Portfolio	X		X	X
1290 VT DoubleLine Opportunistic Bond Portfolio	X			X
1290 VT Equity Income Portfolio	X			X
1290 VT GAMCO Mergers & Acquisitions Portfolio	X			X
1290 VT GAMCO Small Company Value Portfolio	X			X
1290 VT High Yield Bond Portfolio	X			X
1290 VT Micro Cap Portfolio	X			X
1290 VT Moderate Growth Allocation Portfolio	X			X
1290 VT Multi-Alternative Strategies Portfolio	X			X
1290 VT Natural Resources Portfolio	X	X		X
1290 VT Real Estate Portfolio	X	X		X
1290 VT Small Cap Value Portfolio	X			X
1290 VT SmartBeta Equity ESG Portfolio	X			X
1290 VT Socially Responsible Portfolio	X		X	X
ATM International Managed Volatility Portfolio	X	X		X
ATM Large Cap Managed Volatility Portfolio	X	X		X
ATM Mid Cap Managed Volatility Portfolio	X	X		X
ATM Small Cap Managed Volatility Portfolio	X	X		X
EQ/400 Managed Volatility Portfolio	X	X		X
EQ/500 Managed Volatility Portfolio	X	X		X
EQ/2000 Managed Volatility Portfolio	X	X		X
EQ/AB Dynamic Aggressive Growth Portfolio	X	X		X
EQ/AB Dynamic Growth Portfolio	X	X		X
EQ/AB Dynamic Moderate Growth Portfolio	X	X		X
EQ/AB Short Duration Government Bond Portfolio	X	X		X
EQ/AB Small Cap Growth Portfolio	X	X		X
EQ/Aggressive Allocation Portfolio	X			X
EQ/Aggressive Growth Strategy Portfolio	X			X
EQ/All Asset Growth Allocation Portfolio	X			X
EQ/American Century Mid Cap Value Portfolio	X			X
EQ/American Century Moderate Growth Allocation Portfolio	X			X
EQ/Balanced Strategy Portfolio	X			X
EQ/Capital Group Research Portfolio	X			X
EQ/ClearBridge Large Cap Growth ESG Portfolio	X			X
EQ/ClearBridge Select Equity Managed Volatility Portfolio	X			X
EQ/Common Stock Index Portfolio	X	X	X	X
EQ/Conservative Allocation Portfolio	X			X
EQ/Conservative-Plus Allocation Portfolio	X			X
EQ/Conservative Growth Strategy Portfolio	X			X
EQ/Conservative Strategy Portfolio	X			X
EQ/Core Bond Index Portfolio	X	X	X	X
EQ/Core Plus Bond Portfolio	X			X
EQ/Emerging Markets Equity PLUS Portfolio	X	X		X
EQ/Equity 500 Index Portfolio	X	X	X	X
EQ/Fidelity Institutional AM® Large Cap Portfolio	X			X
EQ/Franklin Rising Dividends Portfolio	X			X
EQ/Franklin Small Cap Value Managed Volatility Portfolio	X			X
EQ/Global Equity Managed Volatility Portfolio	X			X
EQ/Goldman Sachs Growth Allocation Portfolio	X			X
EQ/Goldman Sachs Mid Cap Value Portfolio	X			X
EQ/Goldman Sachs Moderate Growth Allocation Portfolio	X			X
EQ/Growth Strategy Portfolio	X			X
EQ/Intermediate Corporate Bond Portfolio	X	X	X	X
EQ/Intermediate Government Bond Portfolio	X	X		X
EQ/International Core Managed Volatility Portfolio	X			X

Portfolios	1.	2.	3.	4.
EQ/International Equity Index Portfolio	X	X	X	X
EQ/International Managed Volatility Portfolio	X	X		X
EQ/International Value Managed Volatility Portfolio	X			X
EQ/Invesco Comstock Portfolio	X			X
EQ/Invesco Global Real Assets Portfolio	X			X
EQ/Invesco Global Portfolio	X			X
EQ/Invesco Moderate Allocation Portfolio	X			X
EQ/Invesco Moderate Growth Allocation Portfolio	X			X
EQ/Janus Enterprise Portfolio	X			X
EQ/JPMorgan Growth Allocation Portfolio	X			X
EQ/JPMorgan Growth Stock Portfolio	X			X
EQ/JPMorgan Hedged Equity and Premium Income Portfolio	X			X
EQ/JPMorgan Value Opportunities Portfolio	X			X
EQ/Large Cap Core Managed Volatility Portfolio	X			X
EQ/Large Cap Growth Index Portfolio	X	X	X	X
EQ/Large Cap Growth Managed Volatility Portfolio	X			X
EQ/Large Cap Value Index Portfolio	X	X	X	X
EQ/Large Cap Value Managed Volatility Portfolio	X	X		X
EQ/Lazard Emerging Markets Equity Portfolio	X			X
EQ/Long-Term Bond Portfolio	X	X	X	X
EQ/Loomis Sayles Growth Portfolio	X			X
EQ/MFS International Growth Portfolio	X			X
EQ/MFS International Intrinsic Value Portfolio	X			X
EQ/MFS Mid Cap Focused Growth Portfolio	X			X
EQ/MFS Technology Portfolio	X			X
EQ/MFS Utilities Series Portfolio	X			X
EQ/Mid Cap Index Portfolio	X	X	X	X
EQ/Mid Cap Value Managed Volatility Portfolio	X			X
EQ/Moderate Allocation Portfolio	X			X
EQ/Moderate-Plus Allocation Portfolio	X			X
EQ/Moderate Growth Strategy Portfolio	X			X
EQ/Money Market Portfolio	X			X
EQ/Morgan Stanley Small Cap Growth Portfolio	X			X
EQ/PIMCO Global Real Return Portfolio	X			X
EQ/PIMCO Real Return Portfolio	X			X
EQ/PIMCO Total Return ESG Portfolio	X			X
EQ/PIMCO Ultra Short Bond Portfolio	X			X
EQ/Quality Bond PLUS Portfolio	X	X		X
EQ/Small Company Index Portfolio	X	X	X	X
EQ/T. Rowe Price Health Sciences Portfolio	X			X
EQ/Ultra Conservative Strategy Portfolio	X			X
EQ/Value Equity Portfolio	X			X
EQ/Wellington Energy Portfolio	X			X
Equitable Conservative Growth MF/ETF Portfolio	X			X
Equitable Growth MF/ETF Portfolio	X			X
Equitable Moderate Growth MF/ETF Portfolio	X			X
Multimanager Aggressive Equity Portfolio	X	X		X
Multimanager Core Bond Portfolio	X	X		X
Multimanager Technology Portfolio	X	X		X
Target 2015 Allocation Portfolio	X			X
Target 2025 Allocation Portfolio	X			X
Target 2035 Allocation Portfolio	X			X
Target 2045 Allocation Portfolio	X			X
Target 2055 Allocation Portfolio	X			X

As used herein, the term “AB Portfolios” refers to 1290 VT Natural Resources Portfolio, 1290 VT Real Estate Portfolio, ATM International Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio, EQ/400 Managed Volatility Portfolio, EQ/500 Managed Volatility Portfolio, EQ/2000 Managed Volatility Portfolio, EQ/AB Dynamic Aggressive Growth Portfolio, EQ/AB Dynamic Growth Portfolio, EQ/AB Dynamic Moderate Growth

Portfolio, EQ/AB Short Duration Government Bond Portfolio, EQ/AB Small Cap Growth Portfolio, EQ/Common Stock Index Portfolio, EQ/Core Bond Index Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/Equity 500 Index Portfolio, EQ/Intermediate Corporate Bond Portfolio, EQ/Intermediate Government Bond Portfolio, EQ/International Equity Index Portfolio, EQ/International Managed Volatility Portfolio, EQ/Large Cap Growth Index Portfolio, EQ/Large Cap Value Index Portfolio, EQ/Large Cap Value Managed Volatility Portfolio, EQ/Long-Term Bond Portfolio, EQ/Mid Cap Index Portfolio, EQ/Quality Bond PLUS Portfolio, EQ/Small Company Index Portfolio, Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio, and Multimanager Technology Portfolio. Each AB Portfolio is sub-advised by AllianceBernstein.

As used herein, the term “Index Portfolios” refers to EQ/Common Stock Index Portfolio, EQ/Core Bond Index Portfolio, EQ/Equity 500 Index Portfolio, EQ/Intermediate Corporate Bond Portfolio, EQ/International Equity Index Portfolio, EQ/Large Cap Growth Index Portfolio, EQ/Large Cap Value Index Portfolio, EQ/Long-Term Bond Portfolio, EQ/Mid Cap Index Portfolio, EQ/Small Company Index Portfolio, 1290 VT Convertible Securities Portfolio, and 1290 VT Socially Responsible Portfolio.

The Trust is organized as a Delaware statutory trust and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust’s shares of beneficial interest are referred to as “shares,” and the holders of the shares are referred to as “shareholders.” The Trust’s Board of Trustees may be referred to herein as the “Board” and its members may be referred to herein as “Trustees.”

EIM is the investment adviser of each Portfolio. EIM is a wholly-owned subsidiary of Equitable Financial, which is a wholly-owned subsidiary of Equitable Holdings, Inc. Equitable Investment Management, LLC (“EIM LLC” or the “Administrator”), an affiliate of EIM, is the administrator of each Portfolio. Equitable Distributors, LLC (“Equitable Distributors”), an affiliate of EIM, is the principal underwriter (distributor) of each Portfolio’s shares. The mailing address for each of these companies and for the Trust’s principal executive officers is 1345 Avenue of the Americas, New York, New York 10105.

AllianceBernstein, an affiliate of EIM, is the investment sub-adviser of each AB Portfolio. In addition, the unaffiliated investment sub-advisers listed in Exhibit A serve as investment sub-advisers of certain of the Portfolios.

Contractholders of record as of the close of business on the Record Date are entitled to give voting instructions at the Meeting. Additional information regarding outstanding shares, completing your voting instruction card(s) and attending the Meeting is included at the end of this Proxy Statement in the section titled “Voting Information.”

The cost of the Meeting, including the expenses of preparing, printing and mailing the Proxy Statement and other proxy solicitation materials, the cost of solicitation of proxies and voting instructions, and the expenses associated with reimbursing Insurance Companies or others for their reasonable expenses in forwarding solicitation material to Contractholders, as well as all legal costs relating thereto and to the Proposals set forth in the Proxy Statement, will be borne as follows: 90% by Equitable Holdings, Inc., and 10% by the Trust. The expenses to be borne by the Trust will be borne by each class of each Portfolio. The expenses to be borne by the Trust (other than legal costs) will be allocated among the Portfolios in proportion to their respective numbers of Contractholder accounts; legal costs will be allocated among the Portfolios in proportion to the average net assets of the Portfolios. However, the Adviser has agreed to bear proxy expenses that exceed a Portfolio’s (or its class’s) expense cap. The Adviser’s obligation to bear expenses is subject to the Trust’s Expense Limitation Agreement, under which the Adviser may recover expenses previously waived or reimbursed under certain circumstances.

Important Notice Regarding the Availability of Proxy Materials

for the Special Meeting of Shareholders to be Held on October 27, 2026

This Proxy Statement, which you should read and retain for future reference, concisely sets forth information about the Proposals that you should know before voting or providing voting instructions. Additional information about the Trust has been filed with the SEC and is available upon oral or written request. Distribution of this Proxy

Statement and proxy or voting instruction card(s) to the Insurance Companies and other shareholders and to Contractholders is scheduled to begin on or about August [24], 2026. This Proxy Statement and proxy or voting instruction card(s) also will be available at www.proxyvote.com on or about August [24], 2026. It is expected that one or more representatives of each Insurance Company will attend the Meeting in person or by proxy and will vote shares held by the Insurance Company and its affiliates in accordance with voting instructions received from its Contractholders and as otherwise provided herein, and in accordance with voting procedures established by the Trust.

The Trust will furnish, without charge, a copy of a Portfolio’s annual report and most recent semi-annual report succeeding the annual report, if any, to a Contractholder upon request. Contractholders may request copies of the Portfolios’ annual and/or semi-annual reports, free of charge, by writing to the Trust at 1345 Avenue of the Americas, New York, New York 10105 or by calling 1-877-522-5035. These reports are also available online at https://equitable-funds.com.

OVERVIEW OF PROPOSALS

Proposals 1 and 2. The Board is submitting for approval by the shareholders of each of the Portfolios of the Trust a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of that Portfolio, and EIM, the Portfolios’ current investment adviser (EIM is also referred to herein as the “Adviser”). The Board is also submitting for approval by the shareholders of each of the AB Portfolios of the Trust a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) between EIM and AllianceBernstein with respect to that AB Portfolio. The proposed New Advisory and Sub-Advisory Agreements are substantively identical to the current investment advisory and investment sub-advisory agreements, respectively, except as to the effective and termination dates.

EIM is an indirect, wholly-owned subsidiary of Equitable Holdings, Inc. (“Equitable Holdings”), which is a publicly-owned company. AllianceBernstein is an indirect, majority-owned subsidiary of Equitable Holdings. On March 26, 2026, Equitable Holdings entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Corebridge Financial, Inc. (“Corebridge”), Mountain Holding, Inc. (“New Equitable”), Palisade Holding, Inc. (“Corebridge Merger Sub”), and Marcy Holding, Inc. (“Equitable Merger Sub”). The Merger Agreement contemplates an all-stock merger transaction effected by: (a) Corebridge Merger Sub merging into Corebridge, with Corebridge surviving such merger as a wholly-owned subsidiary of New Equitable (the “Corebridge Merger”), (b) immediately following the consummation of the Corebridge Merger, Equitable Merger Sub merging into Equitable Holdings, with Equitable Holdings surviving such merger as a wholly owned subsidiary of New Equitable (the “Equitable Merger” and, together with the Corebridge Merger, the “Mergers”), and (c) as of the closing of the Mergers, changing the name of New Equitable from “Mountain Holding, Inc.” to “Equitable Holdings, Inc.” The transactions contemplated by the Merger Agreement are referred to herein as the “Transaction.” The Transaction is expected to close on or about January 1, 2027 (the “Closing”), subject to certain conditions. It is anticipated that, as a result of the Transaction, Equitable Holdings stockholders will own approximately 49% of the combined company and Corebridge stockholders will own approximately 51% of the combined company. Shareholders of the Portfolios are not being asked to vote on the Transaction. Rather, shareholders of the Portfolios are being asked to consider Proposal 1 (to approve a new investment advisory agreement) and, as applicable, Proposal 2 (to approve a new investment sub-advisory agreement), which address certain matters relating to the Transaction. Each of Proposals 1 and 2 is contingent upon the Closing of the Transaction and, if approved, will take effect only if the Transaction closes.

The Portfolios are subject to Section 15 of the 1940 Act. Section 15 provides that any investment advisory agreement, including any investment sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an investment adviser or the parent company of an investment adviser. Such a transfer is often referred to as a “change of control.” It is anticipated that the Closing of the Transaction may result in a change of control of EIM and AllianceBernstein. As a result, the current investment advisory agreement (the “Current Advisory Agreement”) between the Trust, on behalf of each Portfolio, and EIM will automatically terminate at the Closing of the Transaction. The current investment sub-advisory agreement (the “Current Sub-Advisory Agreement”) between EIM and AllianceBernstein with respect to each AB Portfolio also will automatically terminate at the Closing of the Transaction. As discussed in Proposal 2 below, EIM may not enter into an investment sub-advisory agreement with AllianceBernstein, which is an Affiliated Sub-Adviser (as defined herein), without shareholder approval.

With respect to certain other Portfolios of the Trust that are advised by one or more investment sub-advisers, EIM has entered into investment sub-advisory agreements with various unaffiliated sub-advisers, which agreements also will automatically terminate at the Closing of the Transaction. However, as discussed in Proposal 2 below, the new investment sub-advisory agreements with these unaffiliated sub-advisers require Board approval, but do not require shareholder approval. Accordingly, shareholders are not being asked to approve these agreements.

To ensure that the existing investment advisory services and, as applicable, investment sub-advisory services provided to the Portfolios can continue uninterrupted following the Closing of the Transaction, shareholders of each of the Portfolios are being asked to approve the New Advisory Agreement between the Trust, on behalf of that Portfolio, and EIM, and shareholders of each of the AB Portfolios are also being asked to approve the New Sub-Advisory Agreement between EIM and AllianceBernstein with respect to that AB Portfolio. The Transaction is not expected to result in any changes to the contractual investment advisory fee rates paid by the Portfolios to EIM, the portfolio management of the Portfolios, or the nature and quality of the services provided by EIM and its affiliates (including AllianceBernstein, as applicable) to the Portfolios. The investment objectives, principal investment strategies, investment processes, and principal risks of the Portfolios will not change as a result of entering into the proposed New Advisory and Sub-Advisory Agreements.

Currently, EIM and its affiliates do not anticipate that the Transaction will have a material impact on EIM, AllianceBernstein or any other affiliate of EIM that provides services to the Portfolios. EIM’s current leadership and key investment personnel are expected to stay in place, and no change in senior management’s strategy for EIM is anticipated as a result of the Transaction. AllianceBernstein’s current leadership and key investment personnel are expected to stay in place, and no change in senior management’s strategy for AllianceBernstein is anticipated as a result of the Transaction.

Completion of the Transaction is subject to the satisfaction or waiver of certain conditions, including the receipt of: (i) the requisite approval of the Merger Agreement by the holders of common stock of Equitable Holdings and Corebridge; (ii) requisite regulatory approvals; and (iii) certain third party consents, including approval of new investment advisory agreements by Equitable Holding’s advisory clients, including the Portfolios, representing a specified percentage of Equitable Holding’s assets under management.

Following the Closing of the Transaction, EIM will be an indirect, wholly-owned subsidiary of New Equitable. EIM will remain a wholly-owned subsidiary of Equitable Financial, and Equitable Financial will be a wholly-owned subsidiary of New Equitable. AllianceBernstein will be an indirect, majority-owned subsidiary of New Equitable.

Proposal 3. Under Proposal 3, the shareholders of each Index Portfolio are being asked to approve an amended fundamental investment policy regarding industry concentration.

Proposal 4. Under Proposal 4, the shareholders of all of the Portfolios of the Trust are being asked to elect the Board of Trustees of the Trust. All ten (10) of the current Board members have been nominated to stand for re-election. If elected by shareholders, each such Trustee nominee will continue to serve in that capacity without interruption. The Board also has nominated two (2) new trustee nominees to stand for election to the Board. If a trustee nominee who would be new to the Board is elected by shareholders, the election of the new trustee nominee would be effective, and the new trustee nominee would begin service as a Trustee of the Trust, in January 2027.

PROPOSAL 1: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN EIM AND THE TRUST WITH RESPECT TO EACH PORTFOLIO

Background on the Proposal

The purpose of Proposal 1 is to approve the New Advisory Agreement between the Trust, on behalf of each of the Portfolios, and the Adviser to ensure that existing investment advisory services for each Portfolio of the Trust can continue uninterrupted following the Closing of the Transaction (see the section titled “Overview of Proposals” above for a description of the Transaction). A description of the material terms of the New Advisory Agreement is included below. If a Portfolio’s shareholders approve Proposal 1, the New Advisory Agreement with respect to that Portfolio will take effect upon the later of such approval and the Closing of the Transaction. The key personnel responsible for the management operations of the Portfolios are not expected to change as a result of the Transaction.

As discussed above in the section titled “Overview of Proposals,” pursuant to Section 15 of the 1940 Act, any investment advisory agreement on behalf of a registered investment company must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling interest in an investment adviser or the parent company of an investment adviser. Such a transfer is often referred to as a “change of control.” It is anticipated that the Closing of the Transaction may result in a change of control of the Adviser. As a result, the Current Advisory Agreement between the Trust, on behalf of each Portfolio, and the Adviser will automatically terminate at the Closing of the Transaction.

The Board has been advised that the parties to the Merger Agreement have entered into the Merger Agreement in reliance upon the benefits and protections provided by Section 15(f) of the 1940 Act. Section 15(f) generally provides, in pertinent part, that affiliated persons of an adviser may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such an adviser which results in an assignment of an investment advisory or investment sub-advisory agreement if (i) for a period of three years after the time of such a transaction, at least 75% of the members of the board of each registered investment company for which the adviser serves are not “interested persons” (as defined in the 1940 Act) of the new or old investment adviser; and (ii) for a period of two years after the time of such a transaction, there is no “unfair burden” (as defined in Section 15(f)) imposed on any such investment company as a result of the transaction or any express or implied terms, conditions or understandings applicable to the assignment. The Board currently satisfies the 75% requirement of Section 15(f), and the Adviser has represented to the Board that it will use reasonable best efforts to ensure its and its affiliates’ compliance with the unfair burden condition for so long as the requirements of Section 15(f) apply.

In anticipation of the Transaction, the Board met at a series of meetings, including meetings of the full Board and meetings of the Independent Trustees (as defined herein) separately, commencing in April 2026 and concluding at the Board’s July 15-16, 2026 in-person meeting (the “July 2026 Board Meeting”), for purposes of, among other things, considering whether it would be in the best interests of each Portfolio, and its shareholders, to approve a New Advisory Agreement between the Trust and the Adviser on behalf of the Portfolio, to take effect upon the Closing of the Transaction, subject to shareholder approval. The form of the New Advisory Agreement is attached hereto as Exhibit C.

The 1940 Act requires that the New Advisory Agreement be approved by a Portfolio’s shareholders in order for it to become effective. At the July 2026 Board Meeting, and for the reasons discussed below, including the Adviser’s recommendation that the Board approve the New Advisory Agreement with respect to each Portfolio (see “Matters Considered by the Board” following Proposal 4), the Board, including the Trustees who are not parties to the New Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the New Advisory Agreement (the “Independent Trustees”), unanimously approved the New Advisory Agreement on behalf of each Portfolio and unanimously recommended approval of the New Advisory Agreement by shareholders. At the same July 2026 Board Meeting, consistent with its current review and approval process, the Board, including the Independent Trustees, also unanimously approved the renewal of the Current Advisory Agreement with respect to each Portfolio for an additional one-year period, in connection with the 2026 annual renewal of the Portfolios’ contractual arrangements.1 (Notwithstanding the annual renewal, the Current Advisory Agreement with respect to each Portfolio will automatically terminate at the Closing of the Transaction.)

If a Portfolio’s shareholders approve Proposal 1, the New Advisory Agreement with respect to that Portfolio will take effect upon the later of such approval and the Closing of the Transaction. In the event shareholders of a Portfolio do not approve the New Advisory Agreement for that Portfolio at the Meeting or any adjournment, postponement or delay thereof prior to the Closing of the Transaction, the Current Advisory Agreement would terminate upon the Closing of the Transaction and the Adviser would not be able to serve as adviser for that Portfolio. In that event, the Board would need to consider appropriate action, which could include, among other things, entering into an interim investment advisory agreement between the Adviser and the Trust with respect to

[1]	At the July 2026 Board Meeting, after extensive discussions and negotiations between the Board and the Adviser, the Adviser voluntarily undertook, effective October 1, 2026, (i) to implement an additional breakpoint, or lower the asset level required to reach a certain breakpoint, in the advisory fee rate schedules for certain of the Portfolios, and (ii) to implement lower expense limitations for certain of the Portfolios. The Adviser will present for the Board’s approval at its September 23-24, 2026 meeting a proposal to make the voluntary advisory fee rate schedule changes and the voluntary expense limitations contractual effective May 1, 2027.

that Portfolio with a duration of no more than 150 days, seeking approval of a new investment advisory agreement, or reorganizing the Portfolio with and into another investment company in the fund complex.

Comparison of the Current Advisory Agreement and the New Advisory Agreement

Under the Current Advisory Agreement between the Adviser and the Trust, the Adviser serves as the Portfolios’ investment adviser and is responsible for each Portfolio’s overall investment strategy and its implementation. The date of the Current Advisory Agreement for each Portfolio and the date on which it was last approved by shareholders are provided in Exhibit B.

Under the New Advisory Agreement, each Portfolio will pay an investment advisory fee at the same rate that it pays under the Current Advisory Agreement, and there will be no change in the services provided to the Portfolio by the Adviser. The terms of the New Advisory Agreement are substantively identical to the terms of the Current Advisory Agreement, except as to the effective and termination dates. The material terms of the Current and New Advisory Agreements are discussed in more detail below.

Fees. No changes to the fee schedules for any of the Portfolios are proposed in the New Advisory Agreement. Under the New Advisory Agreement, each Portfolio will pay an investment advisory fee at the same rate that it pays under the Current Advisory Agreement.2 Under the Current Advisory Agreement and the New Advisory Agreement, a Portfolio pays the Adviser an investment advisory fee based on the amount of assets within the Portfolio. For certain of the Portfolios, the rate of the investment advisory fee will decrease as a Portfolio’s assets increase beyond specific thresholds. Each Portfolio’s investment advisory fee, payable monthly, is calculated based upon the average daily net assets of the Portfolio pursuant to the fee schedule set forth in Exhibit C. The effective advisory fee rate (net of fee waivers and expense reimbursements, where applicable) for each Portfolio as a percentage of average daily net assets and the advisory fees paid by each Portfolio to the Adviser during the fiscal year ended December 31, 2025, are listed in Exhibit D.

Services. Under the New Advisory Agreement, each Portfolio will continue to receive the same services it receives under the Current Advisory Agreement. Both the Current Advisory Agreement and the New Advisory Agreement appoint the Adviser as the investment adviser with responsibility for the management and investment of each Portfolio’s assets, subject to the supervision of the Board and in the manner and under the terms and conditions set forth in the respective agreement.

Description of Adviser’s Responsibilities. Both the Current Advisory Agreement and the New Advisory Agreement include a detailed description of the Adviser’s general responsibilities with respect to the Portfolios, including, among other things: (1) providing a continuous investment program for the Portfolios; (2) monitoring the implementation of each Portfolio’s investment program; (3) assessing each Portfolio’s investment objectives and policies, composition, investment style and investment process; (4) effecting transactions for each Portfolio and selecting brokers or dealers to execute such transactions; (5) developing and evaluating strategic initiatives with respect to the Portfolios; (6) making recommendations to the Board regarding the investment programs of the Portfolios, including any changes to a Portfolio’s investment objectives and policies; (7) coordinating and/or implementing strategic initiatives approved by the Board; and (8) preparing and providing reports to the Board on the impact of such strategic initiatives.

Appointment of Sub-Advisers. No changes to the authority of the Adviser to appoint investment sub-advisers are proposed in the New Advisory Agreement. Both the Current Advisory Agreement and the New Advisory Agreement authorize the Adviser to, among other things, hire one or more investment sub-advisers to provide the day-to-day implementation of an investment program for the Portfolios, subject always to the overall supervision and monitoring of the Adviser and the oversight of the Trust’s Board and provided that any such investment sub-advisory agreement is in compliance with the 1940 Act.

[2]	As noted above, the Adviser has voluntarily undertaken, effective October 1, 2026, to implement an additional breakpoint, or lower the asset level required to reach a certain breakpoint, in the advisory fee rate schedules for certain of the Portfolios. The Adviser will present for the Board’s approval at its September 23-24, 2026 meeting a proposal to make the voluntary advisory fee rate schedule changes contractual effective May 1, 2027.

The Trust and the Adviser have received exemptive relief from the SEC to permit the Adviser, with the approval of the Trust’s Board, to appoint unaffiliated sub-advisers or to replace an existing sub-adviser with an unaffiliated sub-adviser, as well as change the terms of a contract with an unaffiliated sub-adviser, without submitting the contract to a vote of the Portfolio’s shareholders (the “Exemptive Order”). The Portfolios will notify shareholders of any change in the identity of a sub-adviser of a Portfolio, the addition of a sub-adviser to a Portfolio, or any material change in the terms of a contract with an unaffiliated sub-adviser. In this event, the name of the Portfolio and its investment strategies may also change. Many of the Portfolios currently rely on the Exemptive Order. Certain of the Portfolios currently do not have sub-advisers, but are permitted to rely on the Exemptive Order.

Delegation of Authority to Sub-Advisers; Oversight of Sub-Advisers. Both the Current Advisory Agreement and the New Advisory Agreement state that, in connection with the delegation of responsibilities to an investment sub-adviser, the Adviser remains responsible for, among other things: (1) overseeing the sub-adviser; (2) assessing a sub-advised Portfolio’s investment focus and furnishing the Board with periodic reports concerning the sub-adviser; (3) allocating and reallocating the assets of a sub-advised Portfolio, or a portion thereof, managed by one or more sub-advisers; (4) monitoring the sub-adviser’s implementation of the investment program with respect to a sub-advised Portfolio (or portion thereof); (5) causing the sub-adviser to furnish to the Board such information and reports as the Board may reasonably request; and (6) compensating the sub-adviser.

Limitation on Liability. Both the Current Advisory Agreement and the New Advisory Agreement provide that the Adviser will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to the Adviser’s undertaking to do so, that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, or reckless disregard of its duties or its failure to exercise due care in rendering its services to the Trust as specified in the agreement.

Term and Continuance. The New Advisory Agreement provides for the same terms with respect to the initial term and continuation of the agreement as the Current Advisory Agreement. After an initial two-year term, the New Advisory Agreement would continue in effect from year-to-year with respect to a Portfolio so long as such continuance is specifically approved at least annually: (1) by a vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval and (2) by the Board or, with respect to a Portfolio, by an affirmative vote of a “majority” (as defined in the 1940 Act) of the Portfolio’s outstanding shares. Notwithstanding the initial two-year term of the New Advisory Agreement, the Board intends to conduct annual contract reviews in 2027 and 2028 consistent with its current review and approval process. (The Current Advisory Agreement is beyond its initial two-year term and, as such, is subject to annual continuation.)

Termination. The New Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of outstanding voting securities of a Portfolio on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the applicable Portfolio. The Current Advisory Agreement provides for the same terms with respect to termination as the New Advisory Agreement.

For more complete information and for all of the provisions of the New Advisory Agreement, please refer to the form of the New Advisory Agreement attached to this Proxy Statement as Exhibit C.

Information about the Adviser

The Adviser is organized as a Delaware limited liability company and is a wholly-owned subsidiary of Equitable Financial, which is a wholly-owned subsidiary of Equitable Holdings. Following the Closing of the Transaction, the Adviser will be an indirect, wholly-owned subsidiary of New Equitable. The Adviser will remain a wholly-owned subsidiary of Equitable Financial, and Equitable Financial will be a wholly-owned subsidiary of New Equitable. The principal offices of the Adviser are located at 1345 Avenue of the Americas, New York, New York 10105. As of June 30, 2026, the Adviser and its advisory affiliate, Equitable Investment Management, LLC, had approximately $134.8 billion in assets under management.

Set forth below are the names, titles and principal occupations of the principal executive officers and directors of the Adviser, as of the date of this Proxy Statement. The address of each individual is 1345 Avenue of the Americas, New York, New York 10105.

Name	Title/Responsibilities
Steven M. Joenk	Director, Chairman of the Board and Chief Executive Officer
Jessica L. Baehr	Director and President
Kenneth T. Kozlowski	Director, Executive Vice President and Chief Investment Officer
Brian E. Walsh	Director and Senior Vice President
Shane Daly	Executive Vice President, General Counsel and Secretary
Joseph J. Paolo	Senior Vice President and Chief Compliance Officer
Andrew C. Houston	Senior Vice President and Chief Operating Officer

Messrs. Steven Joenk, Brian Walsh, James Kelly, Joseph Paolo, Kenneth Kozlowski, James Chen, Andrew Houston, Kevin McCarthy, Xavier Poutas, Shane Daly, and Trayne Wheeler, and Mses. Jessica Baehr, Miao Hu, Maureen Kane, Victoria Zozulya, Cheryl Cherian, Artemis Brannigan, Aysha Pride, Jennifer Mastronardi, Michelle Gallo, Roselle Ibanga, Lisa Perrelli, and Helen Espaillat are currently officers (and, in the case of Mr. Joenk, also a Trustee) of the Trust and officers or directors of the Adviser. Certain officers of the Trust who are not directors of the Adviser own securities of Equitable Holdings and Equitable Financial; the amount of such holdings, in the aggregate, does not exceed 1% of the outstanding shares of any such entity.

Information regarding the advisory fees charged by the Adviser (or advisory affiliate Equitable Investment Management, LLC) to other mutual funds with similar investment objectives that it advises is provided in Exhibit I.

Additional Fee Information

The Adviser and its affiliates provide services to the Portfolios that include management, administration, distribution, brokerage, and transfer agent services. If the shareholders of a Portfolio approve the New Advisory Agreement, the Adviser and its affiliates will continue to provide these services to the Portfolio.

Administration Fees

EIM LLC, an affiliate of the Adviser, provides administrative services to the Trust. The administrative services provided to the Trust by EIM LLC include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and assistance with the administration of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, each Portfolio pays EIM LLC its proportionate share of an asset-based administration fee, as described below.

Each of the “Singled-Advised Portfolios” (as described immediately below) pays EIM LLC its proportionate share of an asset-based administration fee of 0.100% of the first $30 billion of the aggregate average daily net assets of the Singled-Advised Portfolios; 0.0975% of the next $10 billion; 0.0900% of the next $5 billion; 0.0775% of the next $10 billion; 0.0750% of the next $30 billion; and 0.0725% thereafter. The asset-based administration fee is calculated and billed monthly, and each Singled-Advised Portfolio is subject to a minimum annual fee of $30,000.

The term “Singled-Advised Portfolios” refers to 1290 VT Convertible Securities Portfolio, 1290 VT DoubleLine Opportunistic Bond Portfolio, 1290 VT Equity Income Portfolio, 1290 VT GAMCO Mergers & Acquisitions Portfolio, 1290 VT GAMCO Small Company Value Portfolio, 1290 VT Multi-Alternative Strategies Portfolio, 1290 VT Natural Resources Portfolio, 1290 VT Real Estate Portfolio, 1290 VT SmartBeta Equity ESG Portfolio, 1290 VT Socially Responsible Portfolio, EQ/AB Short Duration Government Bond Portfolio, EQ/American Century Mid Cap Value Portfolio, EQ/Capital Group Research Portfolio, EQ/ClearBridge Large Cap Growth ESG Portfolio, EQ/Common Stock Index Portfolio, EQ/Core Bond Index Portfolio, EQ/Equity 500 Index

Portfolio, EQ/Fidelity Institutional AM® Large Cap Portfolio, EQ/Franklin Rising Dividends Portfolio, EQ/Goldman Sachs Mid Cap Value Portfolio, EQ/Intermediate Corporate Bond Portfolio, EQ/Intermediate Government Bond Portfolio, EQ/International Equity Index Portfolio, EQ/lnvesco Comstock Portfolio, EQ/Invesco Global Portfolio, EQ/Invesco Global Real Assets Portfolio, EQ/Janus Enterprise Portfolio, EQ/JPMorgan Growth Stock Portfolio, EQ/JPMorgan Value Opportunities Portfolio, EQ/Large Cap Growth Index Portfolio, EQ/Large Cap Value Index Portfolio, EQ/Lazard Emerging Markets Equity Portfolio, EQ/Long-Term Bond Portfolio, EQ/Loomis Sayles Growth Portfolio, EQ/MFS International Growth Portfolio, EQ/MFS International Intrinsic Value Portfolio, EQ/MFS Mid Cap Focused Growth Portfolio, EQ/MFS Technology Portfolio, EQ/MFS Utilities Series Portfolio, EQ/Mid Cap Index Portfolio, EQ/Money Market Portfolio, EQ/PIMCO Global Real Return Portfolio, EQ/PIMCO Real Return Portfolio, EQ/PIMCO Total Return ESG Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/Small Company Index Portfolio, EQ/T. Rowe Price Health Sciences Portfolio, EQ/Value Equity Portfolio and EQ/Wellington Energy Portfolio.

Each of the “Hybrid, ATM and Allocation Portfolios” (as described immediately below) pays EIM LLC its proportionate share of an asset-based administration fee of 0.140% of the first $60 billion of the aggregate average daily net assets of the Hybrid, ATM and Allocation Portfolios; 0.110% of the next $20 billion; 0.0775% of the next $20 billion; 0.0750% of the next $20 billion; and 0.0725% thereafter. The asset-based administration fee is calculated and billed monthly, and each Hybrid, ATM and Allocation Portfolio is subject to a minimum annual fee of $32,500.

The term “Hybrid, ATM and Allocation Portfolios” refers to EQ/Global Equity Managed Volatility Portfolio, EQ/International Core Managed Volatility Portfolio, EQ/International Value Managed Volatility Portfolio, EQ/Large Cap Core Managed Volatility Portfolio, EQ/Large Cap Growth Managed Volatility Portfolio, EQ/Large Cap Value Managed Volatility Portfolio, EQ/Mid Cap Value Managed Volatility Portfolio, EQ/AB Small Cap Growth Portfolio, EQ/Franklin Small Cap Value Managed Volatility Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, EQ/ClearBridge Select Equity Managed Volatility Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/Quality Bond PLUS Portfolio, Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio, Multimanager Technology Portfolio, ATM International Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio, EQ/2000 Managed Volatility Portfolio, EQ/400 Managed Volatility Portfolio, EQ/500 Managed Volatility Portfolio, EQ/International Managed Volatility Portfolio, EQ/AB Dynamic Aggressive Growth Portfolio, EQ/AB Dynamic Growth Portfolio, EQ/AB Dynamic Moderate Growth Portfolio, EQ/American Century Moderate Growth Allocation Portfolio, EQ/JPMorgan Hedged Equity and Premium Income Portfolio, EQ/Goldman Sachs Growth Allocation Portfolio, EQ/Goldman Sachs Moderate Growth Allocation Portfolio, EQ/Invesco Moderate Allocation Portfolio, EQ/Invesco Moderate Growth Allocation Portfolio, EQ/JPMorgan Growth Allocation Portfolio, EQ/Core Plus Bond Portfolio, 1290 VT High Yield Bond Portfolio, 1290 VT Micro Cap Portfolio, 1290 VT Moderate Growth Allocation Portfolio, 1290 VT Small Cap Value Portfolio, EQ/Ultra Conservative Strategy Portfolio, EQ/Conservative Strategy Portfolio, EQ/Conservative Growth Strategy Portfolio, EQ/Balanced Strategy Portfolio, EQ/Moderate Growth Strategy Portfolio, EQ/Growth Strategy Portfolio, EQ/Aggressive Growth Strategy Portfolio, EQ/All Asset Growth Allocation Portfolio, Equitable Conservative Growth MF/ETF Portfolio, Equitable Growth MF/ETF Portfolio, Equitable Moderate Growth MF/ETF Portfolio, EQ/Aggressive Allocation Portfolio, EQ/Conservative Allocation Portfolio, EQ/Conservative-Plus Allocation Portfolio, EQ/Moderate Allocation Portfolio, EQ/Moderate-Plus Allocation Portfolio, Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio, and Target 2055 Allocation Portfolio.

The administration fees paid by the Portfolios to EIM LLC for the fiscal year ended December 31, 2025, are listed in Exhibit E.

Distribution Fees

Equitable Distributors, an affiliate of the Adviser, serves as the distributor for the Class IA, Class IB and Class K shares of the Trust. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IA and Class IB shares. Under the Distribution Plan, the Class IA and Class IB shares of the Trust are charged a distribution and/or service (12b-1) fee to compensate Equitable Distributors for promoting, selling and servicing shares of the Portfolios. The distribution and/or service (12b-1) fee may be retained by Equitable Distributors or used to pay financial intermediaries for similar services. The maximum annual distribution and/or service (12b-1) fee for each Portfolio’s Class IA and Class IB shares, as applicable, is 0.25% of the average daily net assets attributable to Class IA and Class IB shares. Because these fees are paid out of a Portfolio’s assets on an ongoing basis, over time, the fees for Class IA and Class IB shares will increase your cost of investing and may cost you more than other types of charges. There is no distribution plan with respect to Class K shares, and the Portfolios pay no distribution fees with respect to those shares. The 12b-1 fees paid by the Portfolios to Equitable Distributors for the fiscal year ended December 31, 2025, are listed in Exhibit E.

Brokerage Commissions

To the extent permitted by law and in accordance with procedures established by the Board, each Portfolio may engage in brokerage transactions with brokers that are affiliates of the Adviser or a sub-adviser, with brokers that are affiliates of such brokers, or with unaffiliated brokers that trade or clear through affiliates of the Adviser or a sub-adviser. For the fiscal year ended December 31, 2025, the Portfolios paid brokerage commissions to affiliated brokers as described in Exhibit E.

Required Vote for Proposal 1

The shareholders of each Portfolio will vote on the approval of Proposal 1 with respect to that Portfolio separately from the shareholders of each other Portfolio. The shareholders of all classes of a Portfolio will vote collectively as a single class on Proposal 1. Approval of Proposal 1 with respect to a Portfolio will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Portfolio present or represented by proxy at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. These percentages are required by the 1940 Act. With respect to Proposal 1, “voting securities” refers to the shares of a Portfolio.

The Trustees recommend that the shareholders of each Portfolio vote “FOR” Proposal 1.

PROPOSAL 2: APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN EIM AND ALLIANCEBERNSTEIN WITH RESPECT TO EACH AB PORTFOLIO

Background on the Proposal

The purpose of Proposal 2 is to approve the New Sub-Advisory Agreement between the Adviser and AllianceBernstein with respect to each of the AB Portfolios to ensure that existing investment sub-advisory services for each AB Portfolio of the Trust can continue uninterrupted following the Closing of the Transaction (see the section titled “Overview of Proposals” above for a description of the Transaction).

The Adviser has entered into investment sub-advisory agreements with one or more investment sub-advisers with respect to certain Portfolios of the Trust, pursuant to which the sub-advisers provide the day-to-day implementation of an investment program for all, or a portion, of a Portfolio’s assets and provide certain related administrative functions, all subject to the supervision and monitoring of the Adviser and the oversight of the Board. Pursuant to the investment sub-advisory agreement, the Adviser, and not a Portfolio, pays a sub-advisory fee to the sub-adviser. The Adviser and the Trust have obtained from the SEC an exemptive order (the “Exemptive Order”) that permits the Adviser, subject to the approval of the Board, to hire, terminate and replace sub-advisers and to amend the investment sub-advisory agreements between the Adviser and the sub-advisers without obtaining shareholder approval. However, under the Exemptive Order, the Adviser may not enter into an investment sub-advisory agreement with an “affiliated person” (as that term is defined in the 1940 Act) of the Adviser (an “Affiliated Sub-Adviser”), such as AllianceBernstein, unless the investment sub-advisory agreement with the Affiliated Sub-Adviser, including the compensation to be paid thereunder, is also approved by the affected Portfolio’s shareholders.

The Adviser has entered into the Current Sub-Advisory Agreement with AllianceBernstein with respect to each of the AB Portfolios. The date of the Current Sub-Advisory Agreement for each AB Portfolio and the date it was last approved by shareholders are provided in Exhibit F. With respect to each AB Portfolio, the Current Sub-Advisory Agreement provides that it will terminate automatically in the event of its “assignment” (as defined in the 1940 Act) or in the event the investment advisory agreement between the Adviser and the Trust on behalf of that AB Portfolio terminates for any reason.

As discussed above in the section titled “Overview of Proposals,” as used in the 1940 Act, the term “assignment” includes any transfer of a controlling interest in an investment adviser or the parent company of an investment adviser. Such a transfer is often referred to as a “change of control.” It is anticipated that the Closing of the Transaction may result in a change of control of AllianceBernstein. As a result, the Current Sub-Advisory Agreement between the Adviser and AllianceBernstein with respect to each AB Portfolio will automatically terminate at the Closing of the Transaction (and, at which time, the Current Advisory Agreement between the Adviser and the Trust on behalf of each AB Portfolio also will automatically terminate). As explained above, pursuant to the Exemptive Order, the Adviser may not enter into an investment sub-advisory agreement with AllianceBernstein, an Affiliated Sub-Adviser, without shareholder approval. Accordingly, the shareholders of each of the AB Portfolios are being asked to approve the New Sub-Advisory Agreement between the Adviser and AllianceBernstein with respect to that AB Portfolio. Approval of the New Sub-Advisory Agreement will ensure that AllianceBernstein may continue to provide investment sub-advisory services to the AB Portfolios without interruption following the Closing of the Transaction. If an AB Portfolio’s shareholders approve Proposal 2, the New Sub-Advisory Agreement with respect to that AB Portfolio will take effect upon the later of such approval and the Closing of the Transaction; however, because the New Sub- Advisory Agreement, like the Current Sub-Advisory Agreement, is between the Adviser and AllianceBernstein, an AB Portfolio’s New Sub-Advisory Agreement, if approved, will not take effect until the corresponding New Advisory Agreement for that AB Portfolio has been approved by shareholders.

With respect to certain other Portfolios of the Trust that are advised by one or more investment sub-advisers, the Adviser has entered into investment sub-advisory agreements with various unaffiliated sub-advisers, each of which agreements provides that it will terminate automatically in the event of its “assignment” (as defined in the 1940 Act) or in the event the investment advisory agreement between the Adviser and the Trust on behalf of the relevant sub-advised Portfolios terminates for any reason. The investment sub-advisory agreements with these unaffiliated sub-advisers will automatically terminate at the Closing of the Transaction. However, pursuant to the Exemptive Order, the new investment sub-advisory agreements with these unaffiliated sub-advisers require Board approval, but do not require shareholder approval. Accordingly, shareholders are not being asked to approve these agreements; the Adviser anticipates relying on the Exemptive Order to enter into new investment sub-advisory agreements with the current, unaffiliated sub-advisers to the sub-advised Portfolios. Other than certain clerical updates and the effective and termination dates, the terms of each new investment sub-advisory agreement are substantively identical to the terms of the corresponding current investment sub-advisory agreement. Like the New Sub-Advisory Agreement between the Adviser and AllianceBernstein with respect to each AB Portfolio, the new investment sub-advisory agreement(s) between the Adviser and the unaffiliated sub-adviser(s) with respect to a sub-advised Portfolio will not take effect until the corresponding New Advisory Agreement for that sub-advised Portfolio has been approved by shareholders. A list of the unaffiliated sub-advisers is provided in Exhibit A.

In anticipation of the Transaction, the Board met at a series of meetings, including meetings of the full Board and meetings of the Independent Trustees separately, commencing in April 2026 and concluding at the July 2026 Board Meeting, for purposes of, among other things, considering whether it would be in the best interests of each AB Portfolio, and its shareholders, to approve a New Sub-Advisory Agreement between the Adviser and AllianceBernstein with respect to that AB Portfolio, to take effect upon the Closing of the Transaction, subject to shareholder approval. The form of the New Sub-Advisory Agreement is attached hereto as Exhibit G.

At the July 2026 Board Meeting, and for the reasons discussed below, including the Adviser’s recommendation that the Board approve the New Sub-Advisory Agreement with respect to each AB Portfolio (see “Matters Considered by the Board” following Proposal 4), the Board, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreement with respect to each AB Portfolio and unanimously recommended approval of the New Sub-Advisory Agreement by shareholders. At the same July 2026 Board Meeting, consistent with its current review and approval process, the Board, including the Independent Trustees, also unanimously approved the renewal of the Current Sub-Advisory Agreement with respect to each AB Portfolio for an additional one-year period, in connection with the 2026 annual renewal of the Portfolios’ contractual arrangements.3 (Notwithstanding the annual renewal, the Current Sub-Advisory Agreement between the Adviser and AllianceBernstein with respect to each AB Portfolio will automatically terminate at the Closing of the Transaction.)

In the event shareholders of an AB Portfolio do not approve both the New Advisory Agreement and the New Sub-Advisory Agreement with respect to that AB Portfolio at the Meeting or any adjournment, postponement or delay thereof prior to the Closing of the Transaction, the Current Sub-Advisory Agreement with respect to that AB Portfolio would terminate upon the Closing of the Transaction and the Adviser would not be able to enter into an investment sub-advisory agreement with AllianceBernstein for that AB Portfolio to provide for continuity of service. In that event, the Board would need to consider appropriate action, which could include, among other things, entering into an interim investment sub-advisory agreement between the Adviser and AllianceBernstein with respect to that AB Portfolio with a duration of no more than 150 days, seeking approval of a new investment sub-advisory agreement, appointing an unaffiliated investment sub-adviser for the AB Portfolio, or reorganizing the AB Portfolio with and into another investment company in the fund complex.

Comparison of the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement

The terms of the New Sub-Advisory Agreement are substantively identical to the terms of the Current Sub-Advisory Agreement, except as to the effective and termination dates, and there is no change proposed to the services to be provided to the AB Portfolios, or the fees to be paid by the Adviser to AllianceBernstein, under the New Sub-Advisory Agreement. The material terms of the Current and New Sub-Advisory Agreements are discussed in more detail below

Services to Be Provided; Fees. No changes to the fee schedules are proposed in the New Sub-Advisory Agreement. Under both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Adviser, and not an AB Portfolio, pays AllianceBernstein a sub-advisory fee out of the advisory fee the Adviser receives from each AB Portfolio. As such, the overall investment advisory fee rate paid to the Adviser by each AB Portfolio will not change as a result of the New Sub-Advisory Agreement. The Adviser pays AllianceBernstein monthly compensation pursuant to the fee schedules set forth in Exhibit G. The sub-advisory fee rate (as a percentage of an AB Portfolio’s average daily net assets managed by AllianceBernstein) and the sub-advisory fees paid by the Adviser to AllianceBernstein with respect to each AB Portfolio during the fiscal year ended December 31, 2025, are listed in Exhibit H.

Under the New Sub-Advisory Agreement, each AB Portfolio will continue to receive the same services it receives under the Current Sub-Advisory Agreement. Under both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Adviser employs AllianceBernstein to implement the investment program of each AB Portfolio, or an allocated portion thereof, consistent with the AB Portfolio’s objectives and strategies, subject to the supervision and monitoring of the Adviser and the oversight of the Board. Both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that AllianceBernstein is responsible for making day-to-day investment decisions on behalf of each AB Portfolio (or an allocated portion thereof), placing orders for the purchase and sale of investments for each AB Portfolio (or an allocated portion thereof) with brokers or dealers selected by AllianceBernstein or the Adviser, and performing certain limited administrative functions.

[3]	At the time of the July 2026 Board Meeting, the Current Sub-Advisory Agreement between the Adviser and AllianceBernstein with respect to each of EQ/Core Bond Index Portfolio, EQ/Intermediate Government Bond Portfolio, and Multimanager Core Bond Portfolio (dated June 29, 2026) was in its initial two-year period and, accordingly, the agreement was not presented for annual renewal at the July 2026 Board Meeting.

Limitation of Liability and Indemnification. Both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that AllianceBernstein will not be liable for any loss incurred by a Portfolio, the Trust or the Adviser resulting from AllianceBernstein’s error of judgment, mistake of law, or other act or omission by AllianceBernstein; provided, however, that AllianceBernstein will be liable for, and will indemnify a Portfolio, the Trust and the Adviser against, all losses arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of AllianceBernstein in the performance of any of its duties or obligations under the agreement or (ii) any untrue statement of a material fact contained in the prospectus, proxy materials, reports, advertisements, sales literature or other materials pertaining to a Portfolio, the Trust or the Adviser, or the omission of a material fact known to AllianceBernstein which was required to be stated in such documents or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by AllianceBernstein.

Both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement include reciprocal provisions as to the liability of the Adviser to AllianceBernstein, and both provide that the Adviser will not be liable for any loss incurred by AllianceBernstein resulting from the Adviser’s error of judgment, mistake of law, or other act or omission by the Adviser; provided, however, that the Adviser will be liable for, and will indemnify AllianceBernstein against, all losses arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations under the agreement or (ii) any untrue statement of a material fact contained in the prospectus, proxy materials, reports, advertisements, sales literature or other materials pertaining to a Portfolio, the Trust or the Adviser, or the omission of a material fact known to the Adviser which was required to be stated in such documents or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by AllianceBernstein.

Term and Continuance. Both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement provide for the continuance of the agreement for successive one-year terms as to an AB Portfolio after the initial two-year term, provided that such continuance is approved at least annually by the Board, including a majority of the Independent Trustees. Notwithstanding the initial two-year term of the New Sub-Advisory Agreement, the Board intends to conduct annual contract reviews of the New Sub-Advisory Agreement with respect to each AB Portfolio in 2027 and 2028 consistent with its current review and approval process. (The Current Sub-Advisory Agreement is beyond its initial two-year term and, as such, is subject to annual continuation.)

Termination. The Current Sub-Advisory Agreement and the New Sub-Advisory Agreement each may be terminated with respect to an AB Portfolio, at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by vote of a majority (as defined in the 1940 Act) of the outstanding shares of the AB Portfolio, upon sixty (60) days’ written notice to the Adviser and AllianceBernstein. The Adviser or AllianceBernstein also may terminate the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement at any time, without the payment of any penalty, on sixty (60) days’ written notice to the other party and the Trust. The Current Sub-Advisory Agreement and the New Sub-Advisory Agreement each will terminate automatically in the event of its assignment (as defined in the 1940 Act), or in the event the investment advisory agreement between the Adviser and the Trust on behalf of an AB Portfolio terminates for any reason. The Current Sub-Advisory Agreement and the New Sub-Advisory Agreement each will also terminate upon written notice by a party to the other party that the other party is in material breach of the agreement, unless such material breach is cured to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

Description of Adviser’s Responsibilities. Both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement include a detailed description of the Adviser’s general responsibilities with respect to the AB Portfolios, including, among other things: (1) providing a continuous investment program for the AB Portfolios; (2) monitoring the implementation of each AB Portfolio’s investment program; (3) assessing each AB Portfolio’s investment objectives and policies, composition, investment style and investment process; (4) effecting transactions for each AB Portfolio and selecting brokers or dealers to execute such transactions; (5) developing and evaluating strategic initiatives with respect to the AB Portfolios; (6) making recommendations to the Board regarding the investment programs of the AB Portfolios, including any changes to an

AB Portfolio’s investment objectives and policies; (7) coordinating and/or implementing strategic initiatives approved by the Board; and (8) preparing and providing reports to the Board on the impact of such strategic initiatives.

Delegation of Authority to AllianceBernstein; Oversight of AllianceBernstein. Both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement state that, in connection with the delegation of responsibilities to AllianceBernstein, the Adviser remains responsible for, among other things: (1) overseeing AllianceBernstein; (2) assessing each AB Portfolio’s investment focus and furnishing the Board with periodic reports concerning AllianceBernstein; (3) allocating and reallocating the assets of an AB Portfolio, or an allocated portion thereof, managed by AllianceBernstein; (4) monitoring AllianceBernstein’s implementation of the investment program with respect to each AB Portfolio (or allocated portion thereof); (5) causing AllianceBernstein to furnish to the Board such information and reports as the Board may reasonably request; and (6) compensating AllianceBernstein.

For more complete information and for all of the provisions of the New Sub-Advisory Agreement, please refer to the form of the New Sub-Advisory Agreement attached to this Proxy Statement as Exhibit G.

Information about AllianceBernstein

AllianceBernstein is organized as a Delaware limited partnership and is an indirect, majority-owned subsidiary of Equitable Holdings. AllianceBernstein Corporation (an indirect, wholly-owned subsidiary of Equitable Holdings) owns 100,000 general partnership units in AllianceBernstein Holding L.P. and a 1% general partnership interest in AllianceBernstein. As of March 31, 2026, the ownership structure of AllianceBernstein, expressed as a percentage of general and limited partnership interests, was as follows: Equitable Holdings and its subsidiaries – 68.0%, AllianceBernstein Holding L.P. – 31.4%, and unaffiliated holders – 0.6%. Following the Closing of the Transaction, AllianceBernstein will be an indirect, majority-owned subsidiary of New Equitable, and New Equitable will hold 68.0% of the outstanding partnership interests in AllianceBernstein. AllianceBernstein provides investment management services for many of the largest public and private employee benefit plans, for public employee retirement funds, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. The principal offices of AllianceBernstein are located at 501 Commerce Street, Nashville, Tennessee 37203. As of June 30, 2026, AllianceBernstein had approximately $905 billion in total assets under management.

Set forth below are the names and principal occupations of AllianceBernstein’s principal executive officer (also a director), directors, and general partner, as of the date of this Proxy Statement. The address of each individual is 501 Commerce Street, Nashville, Tennessee 37203.

Name	Principal Occupation
AllianceBernstein Corporation	General Partner of AllianceBernstein
Joan Lamm-Tennant	Chair of the Board of AllianceBernstein and Chair of the Board of Equitable Holdings, Equitable Financial, and Equitable Financial Insurance Company of America (“Equitable America”)
Seth Bernstein	Chief Executive Officer of AllianceBernstein and Senior Executive Vice President and Head of Investment Management and Research of Equitable Holdings
Bruce Holley	Managing Director of Alvarez & Marsal’s Financial Services Industry Practice
Daniel Kaye	Director of Equitable Holdings, Equitable Financial, and Equitable America. Director of CME Group, Inc.
Nick Lane	Head of Retirement, Wealth Management & Protection Solutions of Equitable Holdings. President of Equitable Financial
Das Naravandas	Edsel Bryant Ford Professor of Business Administration at Harvard Business School
Mark Pearson	Director, President and Chief Executive Officer of Equitable Holdings. CEO and Director of Equitable Financial and Equitable America
Robin Raju	Chief Financial Officer of Equitable Holdings
Charles Stonehill	Director of Equitable Holdings, Equitable America, and Equitable Financial
Todd Walthall	Independent Director

None of the officers or trustees of the Trust are officers, employees, directors, general partners, or shareholders of AllianceBernstein. None of the officers or trustees of the Trust own securities or have any other material investment in AllianceBernstein. Certain officers of the Trust who are not directors or general partners of AllianceBernstein own securities of Equitable Holdings; the amount of such holdings, in the aggregate, does not exceed 1% of the outstanding shares of such entity.

Information regarding the (sub-)advisory fees charged by AllianceBernstein for other mutual funds that it (sub-)advises with investment objectives similar to those of the AB Portfolios is provided in Exhibit I attached to this Proxy Statement.

Required Vote for Proposal 2

The shareholders of each AB Portfolio will vote on the approval of Proposal 2 with respect to that AB Portfolio separately from the shareholders of each other AB Portfolio. The shareholders of all classes of an AB Portfolio will vote collectively as a single class on Proposal 2. Approval of Proposal 2 with respect to an AB Portfolio will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the AB Portfolio present or represented by proxy at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. These percentages are required by the 1940 Act. With respect to Proposal 2, “voting securities” refers to the shares of an AB Portfolio.

The Trustees recommend that the shareholders of each AB Portfolio vote “FOR” Proposal 2.

PROPOSAL 3: APPROVAL OF AN AMENDED FUNDAMENTAL INVESTMENT POLICY REGARDING INDUSTRY CONCENTRATION WITH RESPECT TO EACH INDEX PORTFOLIO

Background on the Proposal

Under Proposal 3, the shareholders of each of the EQ/Common Stock Index Portfolio, EQ/Core Bond Index Portfolio, EQ/Equity 500 Index Portfolio, EQ/Intermediate Corporate Bond Portfolio, EQ/International Equity Index Portfolio, EQ/Large Cap Growth Index Portfolio, EQ/Large Cap Value Index Portfolio, EQ/Long-Term Bond Portfolio, EQ/Mid Cap Index Portfolio, EQ/Small Company Index Portfolio, 1290 VT Convertible Securities Portfolio, and 1290 VT Socially Responsible Portfolio (each, an “Index Portfolio and together, the “Index Portfolios”) are being asked to approve an amended fundamental investment policy regarding industry concentration.

The 1940 Act requires a fund to adopt a fundamental investment restriction indicating the extent to which the fund intends to concentrate its investments in a particular industry or group of industries. Under the 1940 Act, a “fundamental” investment restriction cannot be changed without shareholder approval. While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. government, its agencies or instrumentalities) constitutes concentration.

Each Index Portfolio generally invests in all of the securities included in (or “replicates”) an index of securities, or invests in a representative sampling of such securities, regardless of market trends, to seek to track the performance (before fees and expenses) of that index. Each Index Portfolio currently has a fundamental investment policy not to concentrate its investments in a particular industry or group of industries. The shareholders of each Index Portfolio are being asked to amend that Index Portfolio’s fundamental investment policy regarding industry concentration to accommodate its operation as an index fund.

Current Fundamental Policy	Proposed Amended Fundamental Policy
The Portfolio will not concentrate its investments in a particular industry or group of industries, as the term “concentration” is used in the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.	The Portfolio will not concentrate its investments in a particular industry or group of industries, as the term “concentration” is used in the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief; except that the Portfolio may concentrate to approximately the same extent as the index the Portfolio is designed to track concentrates in the securities of a particular industry or group of industries.

If approved by an Index Portfolio’s shareholders, the amended fundamental policy will allow the Index Portfolio to concentrate in a particular industry or group of industries to approximately the same extent that the index the Index Portfolio seeks to track concentrates in that industry or group of industries. The Adviser believes that the proposed increased investment flexibility would enhance each Index Portfolio’s ability to track its relevant index should its index become concentrated due to market conditions or other events, such as an index rebalance or the performance of a single issuer or related group of issuers. Without this increased investment flexibility, if the index an Index Portfolio seeks to track were to become concentrated, it is likely the Index Portfolio would experience increased tracking error (that is, divergence between the performance of the Index Portfolio and its relevant index). To the extent an Index Portfolio’s investments become concentrated in an industry or group of industries to approximate the composition of its index, market or economic factors impacting those industries could have a significant effect on the value of the Index Portfolio’s investments and could make the Index Portfolio’s performance more volatile.

If approved by an Index Portfolio’s shareholders, the amended fundamental investment policy regarding industry concentration would become effective when that Index Portfolio’s prospectus and statement of additional information are supplemented to reflect the change.

Required Vote for Proposal 3

The shareholders of each Index Portfolio will vote on the approval of Proposal 3 with respect to that Index Portfolio separately from the shareholders of each other Index Portfolio. The shareholders of all classes of an Index Portfolio will vote collectively as a single class on Proposal 3. Approval of Proposal 3 with respect to an Index Portfolio will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Index Portfolio present or represented by proxy at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. These percentages are required by the 1940 Act. With respect to Proposal 3, “voting securities” refers to the shares of an Index Portfolio.

The Trustees recommend that the shareholders of each Index Portfolio vote “FOR” Proposal 3.

PROPOSAL 4: ELECTION OF THE BOARD OF TRUSTEES

Background on the Proposal

Under Proposal 4, the shareholders of all of the Portfolios are being asked to elect each of the ten (10) Trustee nominees who serve as current members of the Board of Trustees of the Trust, as well as two (2) new trustee nominees (each, a “Nominee” and together, the “Nominees”) to serve on the Board of Trustees of the Trust.

The fund complex currently includes two registered investment companies – the Trust and 1290 Funds. EIM serves as the investment adviser to the Trust, and EIM LLC, an affiliate of EIM, serves as the investment adviser to 1290 Funds. Prior to January 1, 2023, EIM served as the investment adviser to 1290 Funds. These investment companies share certain administrative, legal, compliance, marketing and other functions. Currently, the Board that oversees each registered investment company in the fund complex is comprised of the same 10 trustees. Assuming that the proposal for the election of the twelve (12) Nominees is approved by the shareholders of the Trust (and, by means of a separate proposal in a separate proxy statement, the shareholders of 1290 Funds), the same Board members would continue to oversee both the Trust and 1290 Funds.

The current Board and its Governance Committee, which consists of all of the current Independent Trustees of the Trust, have determined to increase the size of the Board from 10 to 12 members, effective January 1, 2027, and have proposed for election by shareholders all of the 10 current members of the Board, as well as two new Board members. The Board’s current Trustees are Michael B. Clement, Donald E. Foley, Patricia M. Haverland, Marcia Haydel, Steven M. Joenk, Kimberly Thompson Laughton, H. Thomas McMeekin, Jeffery S. Perry, Gary S. Schpero, and Kathleen Stephansen. Mr. Joenk is an “interested person” (as defined in the 1940 Act) (an “Interested Trustee”) of the Trust. Messrs. Clement, Foley, McMeekin, Perry and Schpero and Mses. Haverland, Haydel, Laughton and Stephensen are not “interested persons” (as defined in the 1940 Act) (each, an “Independent Trustee”) of the Trust. The Board’s Governance Committee identified the two new Nominees to the Board – Christopher P. Conkey and Lisa M. Jones – through the use of a third party search firm and extensive interviews with multiple candidates. If elected by shareholders, Mr. Conkey and Ms. Jones would be Independent Trustees of the Trust.

As part of its evaluation of this proposal, the Governance Committee of the Board considered a number of factors, including that the increased size, diversity, skill sets and depth of experience of the Board should enhance the Board’s ability to respond to the increasing complexities of the mutual fund business. The Governance Committee also considered that, as the mandatory retirement date for certain current Board members approaches, it would be advisable to elect two new Board members now so that these new Board members can serve alongside the current Board members as they become increasingly familiar with the Trust and the Portfolios and their compliance, regulatory and risk management oversight responsibilities.

Upon the recommendation of the Governance Committee, the Board unanimously determined to recommend that shareholders of the Trust vote “FOR” the election of each Nominee at the Meeting to hold office in accordance with the Trust’s governing documents.

Nominees

Each Nominee has consented to being named in this Proxy Statement and indicated his or her willingness to serve if elected. In the unanticipated event that any Nominee should be unable to serve, the persons named as proxies may vote for such other person as shall be designated by the Board. The persons named on the accompanying proxy card intend to vote at the Meeting (unless otherwise directed) in favor of the election of the Nominees named below as Trustees of the Trust. To be elected, persons nominated as Trustees must receive a plurality of the votes cast, which means that the twelve (12) Nominees receiving the highest number of votes cast at the Meeting will be elected, even if they receive approval from less than a majority of the votes cast. Because the Nominees are running unopposed, the Nominees are expected to be elected as Trustees, as all Nominees who receive votes in favor will be elected. Abstentions, not being votes cast, will have no effect on the outcome of this proposal. Subject to the foregoing, if Mr. Conkey and Ms. Jones are elected by shareholders, their elections would be effective, and they would begin service as Trustees of the Trust, in January 2027.

Information regarding each Nominee is provided below. If elected, each Nominee, except Mr. Joenk, would be an Independent Trustee of the Trust. The business address of all Nominees is c/o EQ Advisors Trust, 1345 Avenue of the Americas, New York, New York 10105. Messrs. Clement, Conkey, Foley, McMeekin, Perry and Schpero and Mses. Haverland, Haydel, Jones, Laughton and Stephansen are referred to herein as “Independent Nominees,” and Mr. Joenk is referred to herein as an “Interested Nominee.”

The Governance Committee also considered that, if the Nominees are elected by shareholders, all but one of the members of the Board will be Independent Trustees and that the Chairman of the Board will be an Independent Trustee.

Name and Year of Birth	Position(s) Held and/or to be Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen and/or to be Overseen by Trustee or Nominee for Trustee***	Other Directorships Held by Trustee or Nominee for Trustee
Interested Nominee*

Steven M. Joenk (1958)	Trustee, Chief Executive Officer, and President	Trustee from September 2004 to present**; Chief Executive Officer from December 2002 to present; President from December 2002 to February 2023 and September 2023 to present	Chairman of the Board and Chief Executive Officer (May 2011 to present) and President (May 2011 to November 2021 and August 2023 to January 2024) of EIM; Chairman of the Board and Chief Executive Officer (January 2023 to present) and President (August 2023 to January 2024) of Equitable Investment Management, LLC; Chief Investment Officer (April 2017 to April 2024) of Equitable Financial Investment Management, LLC; and employee (September 1999 to present) of Equitable Financial.	117	None.

Independent Nominees

Michael B. Clement (1957)	Trustee	January 2019 to present**	Retired. Previously, Professor of Accounting, University of Texas, from 1997 to 2002 and 2004 to August 2024 (Department of Accounting Chair from 2018 to 2022); Visiting Professor, Harvard Business School, 2023.	117	Adamas Trust, Inc.

Christopher P. Conkey (1960)	Consultant† and Trustee	**, †	Retired. Previously, Special Adviser to the Chief Executive Officer (2024), Head of Public Markets, 2017 to 2023, Global Chief Investment Officer, 2014 to 2023, and Global Equity Chief Investment Officer, 2010 to 2014, Manulife Investment Management; Chief Investment Officer, 2004 to 2007, and Equity Chief Investment Officer, 2001 to 2004, Evergreen Investments.	117 if elected at the Meeting and at a separate meeting of the shareholders of 1290 Funds	CQS Management
Limited (UK)
(2024); Manulife
Investment
Management
(Europe) Limited
(2010-2024);
Manulife Investment
Management (US)
LLC (2010-2024);
Manulife Investment
Management (North
America) Limited
					(2010-2023)

Name and Year of Birth	Position(s) Held and/or to be Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen and/or to be Overseen by Trustee or Nominee for Trustee***	Other Directorships Held by Trustee or Nominee for Trustee

Donald E. Foley (1951)	Trustee	January 2014 to present**	Retired. Previously, Chairman of the Board and Chief Executive Officer, Wilmington Trust Corporation, 2010 to 2011; Senior Vice President, Treasurer and Director of Tax, ITT Corporation, 1996 to 2010.	117	Wilmington Funds (10)

Patricia M. Haverland (1956)	Trustee	April 2022 to present**	Retired. Previously, Vice President and Chief Investment Officer North America Pensions, Siemens, 2009 to 2018.	117	None.

Marcia Haydel (1962)	Trustee	January 2024 to present**	Retired. Previously, founding Partner and Managing Director, Performance Equity Management, 2005 to 2024.	117	None.

Lisa M. Jones (1962)	Consultant† and Trustee	**, †	Retired. Previously, Director, Chief Executive Officer and President, Amundi US, Inc., Amundi Asset Management US, Inc., and Amundi Distributor US, Inc. (2014-2025); Managing Director, Morgan Stanley Investment Management, 2010 to 2013; Director of Institutional Business, CEO of International, Eaton Vance Management, 2005 to 2010.	117 if elected at the Meeting and at a separate meeting of the shareholders of 1290 Funds	Clearwater Analytics Holdings, Inc. (2022-2026); Pioneer Funds (46) (registered open- and closed-end funds) (2017-2025); Amundi Holdings US, Inc. (2017- 2025)

Kimberly Thompson Laughton (1963)	Trustee	January 2024 to present**	Retired. Previously, President, Schwab Charitable, 2011 to 2021 (and, prior thereto, Vice President from 2007 to 2011); various positions at Charles Schwab Corporation, including Vice President - Mutual Funds enterprise from 2003 to 2005, and Vice President - Fixed Income enterprise from 1999 to 2002.	117	None.

H. Thomas McMeekin (1953)	Trustee	January 2014 to present**	Managing Partner and Founder, Griffin Investments, LLC, 2000 to present; CEO of Blue Key Services, LLC, 2015 to present. Previously, Chief Investment Officer, AIG Life & Retirement and United Guaranty Corporation and Senior Managing Director of AIG Asset Management, 2009 to 2012.	117	Wilmington Funds (10)

Name and Year of Birth	Position(s) Held and/or to be Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen and/or to be Overseen by Trustee or Nominee for Trustee***	Other Directorships Held by Trustee or Nominee for Trustee

Jeffery S. Perry (1965)	Trustee	April 2022 to present**	Founder and Chief Executive Officer, Lead Mandates LLC (business and leadership advisory firm), 2020 to present. Previously, Global Client Service Partner, Ernst & Young LLP, 2004 to 2020.	117	Fortune Brands Innovations, Inc.; MasterBrand, Inc.

Gary S. Schpero (1953)	Chairman of the Board	Independent Trustee, May 2000 to present; Lead Independent Trustee, September 2011 to September 2017; Chairman of the Board, October 2017 to present**	Retired. Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	117	Blackstone Funds (3)

Kathleen Stephansen (1954)	Trustee	January 2019 to present**	Senior Economist, Haver Analytics, 2019 to present. Previously, Senior Economic Advisor, Boston Consulting Group, 2016 to 2019; Chief Economist, Huawei Technologies USA Inc., 2016 to 2017.	117	None.

†	Mr. Conkey and Ms. Jones each will serve as a consultant to the Board effective September 1, 2026, to advise the Board on matters relating to the mutual fund industry, which includes, but is not limited to, participation and attendance at regularly-scheduled and special meetings of the Board and/or committees of the Board and advice on investment performance, distribution activities, compliance and other matters. If Mr. Conkey and Ms. Jones are elected by shareholders, their elections would be effective, and they would begin service as Trustees of the Trust, in January 2027.
*	Affiliated with the investment adviser and/or distributor.
**	Each Nominee elected will serve during the lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. The Board has adopted a policy that currently provides that each Independent Trustee shall retire from the Board as of the last day of the calendar year in which he or she attains the age of 76 years. The Trust’s retirement policy is subject to periodic review by the Trust’s Governance Committee, which may recommend for Board approval any changes to the policy that it determines to be appropriate.
***	The registered investment companies in the fund complex include the Trust and 1290 Funds. Mr. Joenk serves as Trustee, Chief Executive Officer, and President for the Trust and 1290 Funds. Mr. Schpero serves as Chairman of the Board for the Trust and 1290 Funds.

Qualifications and Experience of the Nominees

The current Board believes that all of the Nominees possess substantial executive leadership experience derived from their service as executives, partners and board members of diverse businesses and community and other organizations. The current Board also believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Nominee represent a diversity of experiences and a variety of complementary skills. In determining whether a Nominee is qualified to serve as a Trustee of the Trust, the current Board considered a wide variety of information about the Nominee, and multiple factors contributed to the current Board’s decision. However, there are no specific required qualifications for Board membership. Each Nominee is believed to possess the experience, skills, and attributes necessary to serve the Portfolios and their shareholders because each Nominee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the Board.

Information about certain of the specific qualifications and experience of each Nominee relevant to the current Board’s conclusion that the Nominee should serve as a Trustee of the Trust is set forth in the table above. Set forth below are certain additional qualifications, experience, attributes, and skills of each Nominee that the current Board believes support a conclusion that the Nominee should serve as Trustee of the Trust in light of the Trust’s business activities and structure.

Interested Nominee

Steven M. Joenk — Mr. Joenk has a background in the financial services industry, senior management experience with multiple insurance companies, investment management firms and investment companies and multiple years of service as an officer, Trustee and former Chairman of the Board of the Trust and other registered investment companies, including 1290 Funds, another registered investment company in the fund complex.

Independent Nominees

Michael B. Clement — Mr. Clement has a background in the financial services industry, background as an accounting scholar and professor, multiple years of service on the board of a real estate investment trust, and multiple years of service as a Trustee of the Trust and 1290 Funds, another registered investment company in the fund complex.

Christopher P. Conkey — Mr. Conkey has a background in the financial services industry, experience in senior management positions, including as chief investment officer, with both insurance-affiliated and bank-owned asset management firms, multiple years of service on the boards of a large financial services firm and its affiliated companies as well as non-profit organizations and a college, and background as a portfolio manager.

Donald E. Foley — Mr. Foley has a background in the financial services industry, experience in senior management positions with financial services firms, multiple years of service on the boards of public and private companies and organizations, and multiple years of service as a Trustee of the Trust and 1290 Funds, another registered investment company in the fund complex.

Patricia M. Haverland — Ms. Haverland has held senior management positions regarding pension plans for financial services and other companies, has multiple years of service as a Trustee of the Trust and 1290 Funds, another registered investment company in the fund complex, and has experience overseeing outside investment managers for pension plans, serving on an advisory council for the U.S. Department of Labor, and serving on the boards of non-profit organizations. Ms. Haverland holds the Chartered Financial Analyst designation.

Marcia Haydel — Ms. Haydel has a background in the financial services industry, experience in senior management positions with an asset management firm, multiple years of service on the board of a private company, multiple years of service as an advisory board member of private equity companies, and background as a portfolio manager. Prior to her election to the Trust’s Board of Trustees, Ms. Haydel served as a consultant to the Boards of Trustees of the Trust and other registered investment companies in the fund complex from September 1, 2023 to December 31, 2023.

Lisa M. Jones — Ms. Jones has a background in the financial services industry, experience in senior management positions with asset management firms, and multiple years of service on the boards of public and private companies and a non-profit organization, including experience serving as a member of the Board of Governors of the Investment Company Institute and the Advisory Board of the Institutional Investor Institute.

Kimberly Thompson Laughton — Ms. Laughton has a background in the financial services industry, experience in senior management positions with a large financial services firm and non-profit donor-advised fund, and multiple years of service on the boards of non-profit organizations. Prior to her election to the Trust’s Board of Trustees, Ms. Laughton served as a consultant to the Boards of Trustees of the Trust and other registered investment companies in the fund complex from September 1, 2023 to December 31, 2023.

H. Thomas McMeekin — Mr. McMeekin has a background in the financial services industry, has held senior management positions with insurance companies, has multiple years of service on the boards of public and private companies and organizations, and has multiple years of service as a Trustee of the Trust and 1290 Funds, another registered investment company in the fund complex.

Jeffery S. Perry — Mr. Perry has multiple years of experience as a management consultant, including experience as a partner at a global Big 4 professional services firm, multiple years of service on the boards of public and non-profit organizations and a college, and multiple years of service as a Trustee of the Trust and 1290 Funds, another registered investment company in the fund complex.

Gary S. Schpero — Mr. Schpero has experience as the managing partner of the investment management practice group at a large international law firm and multiple years of service as a Trustee of the Trust and 1290 Funds, another registered investment company in the fund complex, as well as other unaffiliated investment companies.

Kathleen Stephansen — Ms. Stephansen has a background in the financial services industry, background as an economist, senior management experience with a large financial services firm, and multiple years of service as a Trustee of the Trust and 1290 Funds, another registered investment company in the fund complex.

Board Structure

The Board currently is comprised of 10 Trustees. Nine (9) of the 10 current Trustees are Independent Trustees. Mr. Joenk is an Interested Trustee. The current Board has appointed Gary S. Schpero to serve as Chairman of the Board. The Chairman of the Board is recommended by the Trust’s Governance Committee and approved by the full Board. The Chairman of the Board presides at meetings of the Trustees and shall have such other powers and perform such other duties as may be from time to time assigned to him by the Trustees or prescribed by the Trust’s Declaration of Trust or By-laws.

The Board holds seven regular meetings each year to consider and address matters involving the Trust and its Portfolios. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person, by videoconference, or by telephone.

The Board has established a committee structure that includes an Audit Committee, a Governance Committee, and an Investment Committee (which is divided into sub-committees). All Independent Trustees are members of each Committee. The Board believes that this structure allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly and believes that its leadership structure, including the appointment of an Independent Trustee to serve in the role of Chairman of the Board, is appropriate given the asset size of the Trust, the number of Portfolios offered by the Trust and the other registered investment company in the fund complex, the number of Trustees overseeing the Trust and the other registered investment company in the fund complex, and the Board’s oversight responsibilities, as well as the Trust’s business activities, manager of managers advisory structures and its use as an investment vehicle in connection with the Contracts and retirement plans.

Risk Oversight of the Trust

The management of various risks relating to the administration and operation of the Trust and its Portfolios is the responsibility of EIM and the other service providers, including (in the case of certain Portfolios) any Sub-Advisers, retained by the Trust or EIM, many of whom employ professional personnel who have risk management responsibilities. Consistent with its responsibility for oversight of the Trust and the Portfolios, the Board, among other things, oversees risk management of each Portfolio’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Portfolios include, among others, investment risk, credit risk, liquidity risk, valuation risk, operational risk, litigation risk, regulatory risk, reputational risk, and compliance risk as well as the overall business and disclosure risks relating to the Portfolios and the Trust and the risk of conflicts of interest affecting EIM (or its affiliates) in managing the Portfolios. The Board has adopted, and periodically reviews, policies and procedures designed to address certain risks. Under the overall supervision of the Board, EIM and other service providers to the Portfolios also have implemented a variety of processes, procedures and controls to address certain risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers. The Board recognizes that not all risks that may affect the Portfolios can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Portfolios’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from officers of the Trust and from other service providers. The Board requires senior officers of the Trust, including the President, Chief Financial Officer, Chief Investment Officer, Chief Compliance Officer (“CCO”) and Director of Risk, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Chief Financial Officer also reports regularly to the Board and to the Audit Committee on the Trust’s internal controls and accounting and financial reporting policies and practices. The Board and the Audit Committee also receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO, including meetings in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Board receives reports from EIM on the investments and securities trading of the Portfolios, as well as reports from EIM, in its capacity as the Portfolios’ Valuation Designee, regarding the valuation of those investments. Additionally, the Board meets regularly with the Trust’s Director of Risk with respect to EIM’s risk management framework, risk monitoring and reporting. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including (in the case of certain Portfolios) the Sub-Advisers to the Portfolios, as well as the Trust’s custodian, distributor and sub-administrator. The Board also requires EIM to report to the Board on other matters relating to risk management on a regular and as-needed basis. Most of the Portfolios’ operations are carried out by various service providers; the Board’s oversight of the risk management processes of those service providers, including processes to address business continuity, cybersecurity and other operational issues, is inherently limited.

Committees of the Board

The Audit Committee’s function is to oversee the Trust’s accounting and financial reporting policies and practices and its internal controls, oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and act as a liaison between the Trust’s independent accountants and the Board. To carry out its function, the Audit Committee, among other things, selects, retains or terminates the Trust’s independent accountants and evaluates their independence; meets with the Trust’s independent accountants as necessary to review and approve the arrangements for and scope of the audit and to discuss and consider any matters of concern relating to the Trust’s financial statements and the Trust’s financial reporting and controls; and approves the fees charged by the independent accountants for audit and non-audit services and, to the extent required by applicable law, any non-audit services proposed to be performed for the Trust by the independent accountants. The Audit Committee held four (4) meetings during the fiscal year ended December 31, 2025. Mr. Clement serves as the Chair of the Audit Committee.

The Governance Committee’s functions are to consider the size and structure of the Board and other governance matters; evaluate and nominate candidates for Independent Trustee membership on the Board and for membership on any Board committees; review the compensation arrangements for each of the Independent Trustees; provide oversight and review the compensation arrangements of the Trust’s CCO; and review the independence of counsel to the Independent Trustees. The Governance Committee also assists the Board in selecting, appointing, and evaluating the Trust’s CCO and meets in executive session from time to time with EIM to discuss the CCO’s performance and the effectiveness of the Trust’s compliance program. The Governance Committee may seek to identify candidates for Independent Trustee with the assistance of EIM or another third party service provider or independent contractor or by such other means as the Governance Committee deems appropriate. In connection with its evaluation of candidates, the Governance Committee reviews each candidate’s overall qualifications for Board membership and each candidate’s ability to qualify as an Independent Trustee (i.e., to not be an “interested person” (as defined in the 1940 Act) of the Trust). The Governance Committee also considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence. The Governance Committee also may consider such other factors as it may determine to be relevant to fulfilling the role of Trustee. The Governance Committee gives recommendations provided by the Trust’s officers the same consideration as any other candidate. The Governance Committee will not consider nominees recommended by Contractholders. The Governance Committee believes that the current process for selecting nominees is effective in identifying suitable candidates to serve on the Board. The Governance Committee periodically reviews the size and composition of the Board to determine whether it may be appropriate to add individuals, including those with different backgrounds or skills from those already on the Board, so that the Board reflects the appropriate balance of experience, skills, attributes and diversity required for the Board as a whole. The Governance Committee held five (5) meetings during the fiscal year ended December 31, 2025. Mr. McMeekin serves as the Chair of the Governance Committee. A copy of the written charter for the Governance Committee is attached to this Proxy Statement as Exhibit M.

The Investment Committee’s function is to assist the Board in its oversight of Portfolio investment operations and performance. The Investment Committee is primarily responsible for overseeing and guiding the process by which the Board reviews Portfolio performance and interfacing with personnel at EIM and, in the case of certain Portfolios, the Sub-Advisers responsible for portfolio management. In addition, three sub-groups of the Investment Committee, comprised of Independent Trustees, meet individually and engage in extensive discussions, along with management representatives and outside legal counsel, with the portfolio managers, as applicable, to the Portfolios during in-person or videoconference presentations made throughout the year. The Investment Committee held five (5) meetings during the fiscal year ended December 31, 2025. Mses. Haverland and Stephansen and Mr. Foley serve as the co-Chairs of the Investment Committee.

During the fiscal year ended December 31, 2025, each current Trustee attended at least 75% of the aggregate of: (i) the total number of Board meetings, and (ii) the total number of meetings held by all committees on which he or she served.

Compensation

No director, trustee, member, officer (other than the Trust’s CCO), or employee of EIM or an affiliated company receives any compensation or reimbursement from the Trust for serving as a Trustee or officer of the Trust. Mr. Joenk is an Interested Trustee of the Trust and, therefore, has not been compensated by the Trust for his service as a Trustee.

For services to the Trust and 1290 Funds, each Independent Trustee receives an annual retainer of $465,000, paid in quarterly installments, which covers all regular, committee, and special meetings. In addition, the Chairman of the Board receives an annual retainer of $180,000; the Chair of the Audit Committee receives an annual retainer of $50,000; the Chair of the Governance Committee receives an annual retainer of $70,000; and each of the co-Chairs of the Investment Committee receives an annual retainer of $50,000. The Independent Trustees also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with serving as an Independent Trustee, including expenses associated with attending Board or Committee meetings. The Independent Trustees are not expected to increase the compensation set forth above as part of this proposal.

Mr. Conkey and Ms. Jones each will serve as a consultant to the Board effective September 1, 2026, and continuing until he or she begins service as a Trustee of the Trust in January 2027. Each will be paid $100,000, in two installments, for his or her services as a consultant through December 31, 2026, plus an additional, pro rata amount, for the actual period of the consultancy.

Information regarding compensation paid to the Independent Trustees for the most recent fiscal year ended December 31, 2025, is set forth below.

Trustee Compensation Table

for the Fiscal Year Ended December 31, 20251

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees[2]

Interested Trustees

Steven M. Joenk	$0	$0	$0	$0

Independent Trustees

Michael B. Clement	$480,725	$0	$0	$485,000

Donald E. Foley	$480,725	$0	$0	$485,000

Patricia M. Haverland	$480,725	$0	$0	$485,000

Marcia Haydel	$438,600	$0	$0	$442,500

Kimberly Thompson Laughton	$438,600	$0	$0	$442,500

H. Thomas McMeekin	$496,832	$0	$0	$501,250

Jeffery S. Perry	$438,600	$0	$0	$442,500

Gary S. Schpero	$605,863	$0	$0	$611,250

Kathleen Stephansen	$480,725	$0	$0	$485,000

[1]	The compensation reported in this table reflects the compensation arrangements in effect during the fiscal year ended December 31, 2025.
[2]	The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as a trustee of 118 series of the two (2) trusts in the fund complex (i.e., the Trust and 1290 Funds) during the fiscal year ended December 31, 2025.

Additional Information

Additional information on Proposal 4, including information regarding Trustee/Nominee ownership of Portfolio shares and other holdings and information regarding the officers of the Trust, is included in Exhibit L.

Shareholder Communications

The Board of Trustees has provided for a process by which Contractholders may send communications to the Board. If a Contractholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to Shane Daly, Secretary of EQ Advisors Trust, 1345 Avenue of the Americas, New York, New York 10105, who will forward such communication to the Trustee(s) as appropriate.

Required Vote for Proposal 4

The shareholders of all Portfolios of the Trust will vote collectively as a single class on Proposal 4. To be elected, persons nominated as Trustees must receive a plurality of the votes cast, which means that the twelve (12) Nominees receiving the highest number of votes cast at the Meeting will be elected, even if they receive approval from less than a majority of the votes cast. The approval of one Nominee is not contingent on the approval of the other Nominees.

The current Trustees of the Trust recommend that shareholders vote “FOR” each Nominee in Proposal 4.

MATTERS CONSIDERED BY THE BOARD

Consideration and Approval of New Advisory and Sub-Advisory Agreements

As described above, it is anticipated that the Closing of the Transaction will result in an indirect change of control event for the Adviser and AllianceBernstein, which in turn will result in the automatic termination of the current advisory agreement for the Portfolios and, for the sub-advised Portfolios, the current sub-advisory agreements, including the sub-advisory agreement with AllianceBernstein, as well as the sub-advisory agreements with the various unaffiliated sub-advisers (collectively, the “Sub-Advisers”) (collectively, the “Current Agreements,” for purposes of this section). The decisions by the Board, including a majority of those Trustees who are not parties to any Current Agreement or New Agreement (as defined below) or “interested persons” (as that term is defined in the 1940 Act) of such parties or the Trust (the “Independent Trustees”), to approve the proposed new advisory agreement and the proposed new sub-advisory agreements (collectively, the “New Agreements”), and to recommend approval4 of the proposed new advisory agreement by shareholders of each Portfolio, as well as the proposed new sub-advisory agreement between the Adviser and AllianceBernstein by shareholders of each AB Portfolio, were based on the Board’s determination, acting in the exercise of its business judgment, that it would be in the best interests of the shareholders of each Portfolio for the Adviser and the Sub-Advisers, as applicable, to continue providing investment advisory, sub-advisory, and related services for the Portfolios, without interruption, following the Closing of the Transaction. The Board considered the advice, with respect to the New Agreements, provided by legal counsel to the Portfolios and the Adviser, including advice relating to the process and timing of seeking shareholder approval of the New Agreements.

Prior to its approval of the New Agreements, the Board reviewed, among other matters, the nature, quality and extent of the services currently being provided by the Adviser and the Sub-Advisers under the Current Agreements and to be provided under the New Agreements. This review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Agreements at an in-person meeting of the Board held on July 15-16, 2026 (the “July 2026 Board Meeting”). During the review process that led to its approval of the renewal of the Current Agreements, the Board also considered and approved the New Agreements. The Board noted that Section 15(c) of the 1940 Act permits new advisory (including sub-advisory) contracts to have an initial term of two years from the date of execution. Therefore, certain of the Portfolios’ Current Sub-Advisory Agreements were not subject to approval for continuation by the Board at the July 2026 Board Meeting. In determining to approve these Portfolios’ New Sub-Advisory Agreements, the Board considered, at the July 2026 Board Meeting, the same factors it reviewed and conclusions it reached, as applicable, in its initial review of the sub-advisory agreements for these Portfolios, and focused its review on the potential impact (if any) of the Transaction on these Portfolios’ New Sub-Advisory Agreements and on these prior factors and conclusions. In this regard, the Board recognized that these Portfolios’ New Sub-Advisory Agreements are substantively identical to their Current Sub-Advisory Agreements, including with respect to the fees payable and services provided thereunder.

At the July 2026 Board Meeting, the Board concluded, in light of all the factors it considered, that the approval of the Current Agreement(s) for each Portfolio was in the best interests of that Portfolio and its investors and that the fee rates set forth in the Current Agreements were fair and reasonable. In reaching its decision to renew the Current Agreement(s) with respect to each Portfolio, the Board considered the overall fairness of the Current Agreement and whether the Current Agreement was in the best interests of the Portfolio and its investors. In connection with its deliberations, the Board took into account a broad range of information (both written and

[4]	As discussed in Proposal 2 above, the proposed new sub-advisory agreements with the unaffiliated sub-advisers require Board approval, but do not require shareholder approval. Accordingly, shareholders are not being asked to approve these agreements.

oral) provided to the Board, including its various committees, throughout the year, as well as information provided specifically in connection with the annual renewal process. The Trustees also recognized that the contractual arrangements for the Portfolios are in many cases the result of review and discussion between the Trustees and the Adviser in prior years and that the Trustees’ conclusions may take into account conclusions reached during their consideration of these same arrangements in prior years. The Board further considered all factors it deemed relevant with respect to each Portfolio, including: (1) the nature, quality and extent of the overall services to be provided to the Portfolio by the Adviser, the relevant Sub-Adviser(s) and, where applicable, their respective affiliates, including the investment performance of the Portfolio (and, where applicable, each allocated portion of the Portfolio advised by a different Sub-Adviser); (2) the level of the Portfolio’s advisory fee and, where applicable, sub-advisory fee(s), and the Portfolio’s expense ratios relative to those of peer funds; (3) the costs of the services to be provided by, and the profits to be realized by, the Adviser and its affiliates from their relationships with the Portfolio; (4) the anticipated effect of growth and size on the Portfolio’s performance and expenses, including any potential economies of scale and whether any such economies of scale are equitably shared with investors; and (5) “fall-out” benefits that may accrue to the Adviser, the relevant Sub-Adviser(s) and their respective affiliates (that is, indirect benefits that they would not receive but for their relationships with the Portfolio). The Board’s decision to renew the Current Agreement(s) with respect to each Portfolio was not based on a single identified factor but rather reflected the comprehensive consideration of all the information provided to the Board and its committees throughout the year as well as the materials prepared specifically in connection with the annual renewal process. Each Trustee may have attributed different levels of importance to the various factors and information considered in connection with the renewal process. A description of the process followed by the Board in its approval of the continuation of the Current Agreements at the July 2026 Board Meeting, including the information reviewed, certain material factors considered, and certain related conclusions reached, will be provided in the Trust’s Form N-CSR filing for the period ending December 31, 2026.

In connection with its approval of the New Agreements at the same July 2026 Board Meeting, the Board considered its conclusions in connection with its approvals of the Current Agreements, including the Board’s general satisfaction with the nature and quality of services being provided to each Portfolio. The Board also considered actions to be taken by the Adviser in connection with the approvals of the Current Agreements with respect to certain Portfolios in response to the Board’s extensive discussions and negotiations with the Adviser in connection with those approvals.

In addition to the information it considered in approving the Current Agreements, in considering the New Agreements, the Board focused its review on, and requested and evaluated other information relating to, the potential impact of the Transaction on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser and its affiliates that render sub-advisory, administrative, distribution, compliance, and other services to the Portfolios. When making its decisions at the July 2026 Board Meeting, the Board took into account that the Adviser had discussed with the Board, on multiple occasions since the Transaction had been announced, the potential impacts of the Transaction on the Portfolios and on the Adviser and its affiliates providing services to the Portfolios, and that the Independent Trustees, in consultation with their independent legal counsel, had requested additional information and regular updates from the Adviser specifically relating to the Transaction. The Independent Trustees requested and received from their legal counsel ongoing advice regarding the Board’s legal duties, and with assistance from their counsel, prepared written inquiries to the Adviser regarding the Transaction, including details regarding the ownership and control structure of the Adviser and its affiliated entities both before and after the Transaction. The Board received and evaluated responses from the Adviser and its affiliates pursuant to inquiries made on the Board’s behalf. These evaluations were conducted through telephonic and in-person meetings of the Independent Trustees (which, at times, included one Board member who is not an Independent Trustee), including thorough discussions at the Board’s June 16-18, 2026 in-person meeting and the July 2026 Board Meeting.

At its July 2026 Board Meeting, the Board engaged in a review and analysis of additional information regarding the proposed Transaction and related matters. This analysis focused on, among other matters, the expectations for continuity and stability of Equitable Holdings and its subsidiaries throughout implementation of the Transaction and thereafter. In this connection, the Board considered that the Transaction is being implemented as a result of a business plan of Equitable Holdings, a publicly held company, that the Board generally has been satisfied with the nature and quality of the services provided to each Portfolio, including investment advisory, administrative, and support services, and that it would be in each Portfolio’s best interests to maintain continuity and stability of the services currently being provided. The Board carefully considered the Adviser’s anticipated future plans related to capitalization, operational matters, and the retention of current levels of staffing and related compensation structures, as well as the importance of the investment management operations within New Equitable’s (i.e., the new parent company’s) combined business structure going forward.

At its July 2026 Board Meeting, the Board considered that, if shareholders approve the New Agreements, the Board currently expects to continue to conduct an annual contracts review process consistent with the process it would have conducted had the Current Agreements continued in effect and not been replaced by the New Agreements, notwithstanding the initial two-year term set forth in the New Agreements. For example, if the New Agreements are approved by shareholders in 2026, the New Agreements normally would not need to be considered for renewal until 2028. However, the Board currently intends to conduct annual reviews of such contracts during 2027 and 2028, and the Adviser has consented to this process. Thus, the Board noted that it would be able to, and intends to, monitor on a regular basis, the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios.

Although the Board gave attention to all information provided, the following further discusses some of the factors that the Board deemed relevant to its decision to approve the New Agreements.

Nature, Quality and Extent of Services

In determining whether to approve the New Agreements for the Portfolios, the Independent Trustees evaluated the nature, quality and extent of the overall services to be provided to each Portfolio and its investors by the Adviser, the relevant Sub-Adviser(s) and, where applicable, their respective affiliates. The Board considered the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Adviser and the relevant Sub-Advisers; the ability of the Adviser and each Sub-Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the respective Portfolios; the potential implications of any additional regulatory requirements imposed on the Adviser or the relevant Sub-Advisers or Portfolios following the Transaction; and any anticipated changes to the investment and other practices of the Portfolios. In this regard, the Independent Trustees requested and received assurances that the Adviser and its affiliates: (1) are committed to maintaining appropriate levels of overall staffing, ongoing resources, and service quality; and (2) throughout the time period during which the Transaction is implemented, will keep the Board apprised regarding material developments with respect to these matters. The Board considered that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. The Board considered representations by the Adviser and its affiliates (including AllianceBernstein) that the Transaction is not expected to lead to a reduction in the quality or scope of these and other services provided by those firms to the Portfolios or the resources available to the Adviser and its affiliates for servicing the Portfolios. The Board also considered representations by the Adviser and its affiliates, including senior investment management personnel, indicating that: (1) the Adviser and AllianceBernstein can be expected to provide services of the same nature, extent, and quality under the applicable New Agreements as are provided thereby under the corresponding Current Agreements; and (2) the Transaction is not expected to result in changes to: (i) the management of the Portfolios, including the continuity of the Portfolios’ portfolio managers and other key personnel responsible for the management operations of the Portfolios; or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

The Board noted that there are no changes in the fees payable and services provided between the Current and New Agreements. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that the terms of each New Agreement, including the fees payable thereunder, are substantively identical to the terms of the corresponding Current Agreement. The Board noted that no changes were proposed to the allocation of responsibilities between the Adviser and any Sub-Adviser, and that the sub-advised Portfolios’ Sub-Advisers will continue to be responsible for day-to-day implementation of an investment program, and making investment decisions and placing orders for the purchase and sale of securities, on behalf of the applicable Portfolios, subject to oversight of the Board and the Adviser.

With respect to the performance of the Portfolios, the Board considered peer group and benchmark investment performance comparison data relating to each Portfolio in connection with its approvals of the Current Agreements at the July 2026 Board Meeting. The Board considered that the portfolio investment personnel responsible for the management of the respective Portfolios were expected to continue to manage the Portfolios following the completion of the Transaction, and the investment strategies of the Portfolios were not expected to change as a result of the Transaction. The key personnel who have responsibility for the Portfolios in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction. Notwithstanding the foregoing, the Board recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

Based on their review, the Independent Trustees found that the nature, extent and quality of services to be provided to the Portfolios under each respective New Agreement were satisfactory and supported approval of the New Agreements.

Fees and Expenses

The Board considered each Portfolio’s advisory fee and, where applicable, sub-advisory fee(s), in light of the nature, quality and extent of the overall services provided by the Adviser and, where applicable, the relevant Sub-Adviser(s). In this regard, the Board considered its review, at the July 2026 Board Meeting, of comparative fee and expense information for each Portfolio provided to the Board by Broadridge Financial Solutions Inc., an independent provider of mutual fund industry data, as well as additional substantial material prepared by management. The Board considered that the fee schedule, including the breakpoint schedule (as applicable), for each Portfolio under its New Agreement(s) is identical to that under the corresponding Current Agreement(s). The Board also noted that the Adviser anticipates complying with the requirements of Section 15(f) of the 1940 Act and that the Adviser has represented to the Board that it will use its best efforts to ensure that it and its affiliates will not take any action that imposes an “unfair burden” on any of the Portfolios as a result of the Transaction or any express or implied terms, conditions or understandings applicable to the assignment, for so long as the requirements of Section 15(f) apply. Based on its review, the Board determined, with respect to each Portfolio, that the Adviser’s advisory fee and each Sub-Adviser’s sub-advisory fee, as applicable, under the New Agreements are fair and reasonable.

Profitability and Costs

The Board considered the level of profits realized by the Adviser and its affiliates in connection with the operation of each Portfolio. In this respect, the Board, at its July 2026 Board Meeting, reviewed profitability information setting forth the overall profitability of the Trust to the Adviser and its affiliates, as well as the Adviser’s and its affiliates’ profits in providing management and other services to each of the individual Portfolios during the 12-month period ended December 31, 2025, which was the most recent fiscal year for the Adviser and its affiliates. The Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on the Adviser’s profitability. The Board further considered that there were no changes to the advisory or administration fee rate schedules to be paid by any Portfolio, and no changes to the sub-advisory fee rate schedules to be paid by the Adviser with respect to any sub-advised Portfolio, as a result of the Transaction. The Board concluded that the Adviser’s level of profitability for its advisory activities under the New Agreements would continue to be reasonable in light of the services provided.

In addition, with respect to the sub-advised Portfolios, the Board noted at its July 2026 Board Meeting that the Board and the Adviser generally are aware of the fees charged by the Sub-Advisers to other clients (this information having been provided to the Board and the Adviser by the Sub-Advisers in conjunction with the proposed renewal of the Current Sub-Advisory Agreements) and that the Adviser believes that the fees agreed upon with the Sub-Advisers are reasonable in light of the nature, quality and extent of the investment sub-advisory services provided. The Adviser advised the Board that it does not regard Sub-Adviser profitability as meaningful to its evaluation of the Sub-Advisory Agreements. The Board acknowledged the Adviser’s view of Sub-Adviser profitability, noting the Board’s findings as to the reasonableness of the sub-advisory fees and that the fees paid to the Sub-Advisers are the product of negotiations with the Adviser and reflect levels of profitability acceptable to the Adviser and the Sub-Advisers based on the particular circumstances for each of them. The Board further noted that each Sub-Adviser’s fee is paid by the Adviser and not the sub-advised Portfolio. The Board also noted that, with respect to AllianceBernstein, which is an affiliate of the Adviser, the Adviser provides additional information regarding the entity’s impact on the Adviser’s profitability. The Board also noted that the sub-advisory fees paid by the Adviser to AllianceBernstein are considered as possible fall-out benefits.

Economies of Scale

The Board also considered whether economies of scale or efficiencies are realized by the Adviser as a Portfolio grows larger and the extent to which this is reflected in the level of advisory fees charged. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board considered that any realized economies of scale or efficiencies may be shared with portfolios and their shareholders in a variety of ways, including: (i) breakpoints in the advisory fee or other fees so that a portfolio’s effective fee rate declines as the portfolio grows in size, (ii) subsidizing a portfolio’s expenses by waiving all or a portion of the advisory fee or other fees or making payments to a portfolio so that the portfolio’s total expense ratio does not exceed certain levels, (iii) setting the advisory fee or other fees so that a portfolio is priced to scale, which assumes that the portfolio has sufficient assets from inception to operate at a competitive fee rate without any fee waiver or expense reimbursement from the manager, and (iv) reinvestment in, and enhancements to, the services that the manager and its affiliates provide to a portfolio and its shareholders. In this regard the Board considered its review, at the July 2026 Board Meeting, of the advisory fee and sub-advisory fee rate schedules, as applicable, of the Portfolios, and noted that the fee rate schedules will not change under the New Agreements. The Board also considered that the contractual expense limitation arrangements that are currently in place for the Portfolios will not change as a result of the Transaction. In this connection, the Board also considered that, after extensive discussions and negotiations with the Adviser at the July 2026 Board Meeting, the Adviser had voluntarily undertaken, effective October 1, 2026, (i) to implement an additional breakpoint, or lower the asset level required to reach a certain breakpoint, in the advisory fee rate schedules for certain of the Portfolios, and (ii) to implement lower expense limitations for certain of the Portfolios. The Board also considered that the Adviser would present for the Board’s approval at its September 23-24, 2026 meeting a proposal to make the voluntary advisory fee rate schedule changes and the voluntary expense limitations contractual effective May 1, 2027. Based on their review, including the considerations in the annual review of the Current Agreements, the Independent Trustees determined that the investment advisory fees and breakpoint schedules, as applicable, continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Agreements.

“Fall-Out” and Other Benefits

The Board considered the potential benefits to be realized by the Adviser and its affiliates as a result of the New Agreements. In this regard, the Board considered, at the July 2026 Board Meeting, the extent to which fall-out benefits may accrue to the Adviser and its affiliates. In this connection, the Board considered several possible fall-out benefits and other types of benefits, including the following. The Board noted that EIM LLC, an affiliate of the Adviser, serves as the administrator for the Portfolios and receives compensation for acting in this capacity. In addition, the Board recognized that AllianceBernstein, also an affiliate of the Adviser, serves as Sub-Adviser to certain of the Portfolios and receives sub-advisory fees that are paid by the Adviser out of the fees that it earns from those Portfolios. The Board also recognized that Equitable Distributors, also an affiliate of the Adviser, serves as the underwriter for the Trust and receives from the Portfolios payments pursuant to Rule 12b-1 plans with respect to their Class IA and Class IB shares, as applicable, to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. Further, the Board considered that Sanford C.

Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Adviser and may, from time to time, receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, are consistent with seeking best execution. The Board also recognized that certain Portfolios are structured as “funds of funds” and invest in other (underlying) portfolios managed by the Adviser or EIM LLC, and in certain cases advised by AllianceBernstein, and that these underlying portfolios pay advisory fees to the Adviser or EIM LLC (who may in certain cases pay sub-advisory fees to AllianceBernstein) and also pay administrative fees and distribution fees to the Adviser’s administrative services and distribution affiliates. The Board also noted that the Adviser’s affiliated insurance companies, as depositors of the insurance company separate accounts investing in the Portfolios, receive certain significant tax benefits associated with such investments as well as other potential benefits. The Board also considered that the Portfolios are offered as investment options through variable insurance contracts offered and sold by the Adviser’s affiliated insurance companies and that the performance of each Portfolio may impact, positively or negatively, each insurance company’s ability to hedge the risks associated with guarantees that each insurance company may provide as the issuer of such contracts. The Board also noted that the Adviser’s affiliated insurance companies and Equitable Distributors receive compensation, which may include sales charges, separate account fees and charges, and other variable contract fees and charges, from the sale and administration of these variable insurance contracts. The Board also considered that certain Portfolios are subject to certain investment controls that are designed to reduce volatility for investors and that may benefit both investors and the Adviser and its affiliates (including by making it easier for the insurance companies to hedge their risks under the guarantees). The Board noted that as the applicable policies and operations of the Adviser and its affiliates with respect to the Portfolios were not anticipated to change significantly after the Transaction, such fall-out benefits were expected to remain after the Transaction. Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to the Adviser are fair and reasonable.

The Board also considered, at the July 2026 Board Meeting, the possible fall-out benefits and other types of benefits that may accrue to a Sub-Adviser, including the following. The Board considered that a Sub-Adviser, through its position as a Sub-Adviser to its respective Portfolio(s), may engage in “soft dollar” transactions. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from a Portfolio in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, are consistent with seeking best execution. The Board also noted that certain Sub-Advisers currently serve as investment sub-advisers for other funds advised by the Adviser or EIM LLC and receive sub-advisory fees with respect to those funds. The Board also recognized that a Sub-Adviser and its affiliates may sell, and earn sales commissions and/or other compensation with respect to, insurance products issued by the Adviser’s affiliated insurance companies and that the proceeds of those sales may be invested in a Portfolio. The Board also recognized that a Sub-Adviser and its affiliates may sell, and earn sales commissions and/or other compensation with respect to, other investment products issued by the Adviser or its affiliates. In addition, the Board noted that a Sub-Adviser may benefit from greater exposure in the marketplace with respect to the Sub-Adviser’s investment process and from expanding its level of assets under management, and a Sub-Adviser may derive benefits from its association with the Adviser. The Board noted that as the applicable policies and operations of the Sub-Advisers with respect to the sub-advised Portfolios were not anticipated to change significantly after the Transaction, such fall-out benefits were expected to remain after the Transaction. Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to the Sub-Advisers are fair and reasonable.

Based on the foregoing and other relevant considerations, at the July 2026 Board Meeting, the Board, including a majority of the Independent Trustees, acting in the exercise of its business judgment, voted to approve the New Agreements and to recommend approval of the New Agreements by shareholders of the Portfolios, as applicable. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Agreements, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Agreements so as to enable there to be a continuation without interruption of the current services being provided by the current service providers pursuant to the Current Agreements. In this connection, the Board noted that no one factor was determinative of its decisions, which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Agreements and to recommend approval of the New Agreements to shareholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as the Trust’s independent registered public accounting firm. Before PwC is engaged by the Trust to render audit or non-audit services, its engagement is approved by the Trust’s Audit Committee or it is entered into pursuant to pre-approval policies and procedures established by the Trust’s Audit Committee. Representatives of PwC are not expected to attend the Meeting, but will have the opportunity to make a statement if they wish to do so, and will be available should any matter arise requiring their presence. The table below sets forth the fees billed for services rendered by PwC to the Trust for the last two fiscal years.

Trust	Fiscal Year Ended December 31, 2024	Fiscal Year Ended December 31, 2025
Audit Fees[1]	$4,754,309	$4,751,702
Audit-Related Fees[2]	$0	$0
Tax Fees[3]	$1,891,475	$2,344,581
All Other Fees[4]	$0	$0
Non-Audit Fees[5]	$3,649,510	$4,168,581

[1]	Reflects aggregate fees billed for each fiscal year for professional services rendered by PwC for the audit of the Trust’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements.
[2]	Reflects aggregate fees billed for each fiscal year for assurance and related services rendered by PwC that were reasonably related to the performance of the audit of the Trust’s financial statements. Such services include consultation with management regarding accounting, operational or regulatory implications of proposed or actual transactions affecting the operations of the financial reporting of a Portfolio. None of these services provided by PwC were approved by the Trust’s Audit Committee pursuant to the “de minimis exception” from the pre-approval requirement set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
[3]	Reflects aggregate fees billed for each fiscal year for professional services rendered by PwC for tax compliance, tax advice and tax planning. Such services include preparing and signing of federal income tax returns and applicable local and state returns, calculating book/tax differences, calculating and/or reviewing excise tax distributions and preparing excise tax returns, and consulting with management regarding tax consequences of proposed or actual transactions, tax planning and compliance issues. None of these services provided by PwC were approved by the Trust’s Audit Committee pursuant to the “de minimis exception” from the pre-approval requirement set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
[4]	Reflects aggregate fees billed for each fiscal year for products and services (other than those previously noted above) provided by PwC. None of these services provided by PwC were approved by the Trust’s Audit Committee pursuant to the “de minimis exception” from the pre-approval requirement set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
[5]	Reflects aggregate fees billed for each fiscal year for non-audit services rendered by PwC to the Trust.

The Trust’s Audit Committee has adopted policies and procedures relating to pre-approval of services performed by the Trust’s principal accountant. Audit, audit-related and non-audit services (including tax services) provided to the Trust require pre-approval by the Audit Committee. In the event that the estimated fees for such pre-approved audit, audit-related and non-audit services exceed the pre-approved estimated fees for such services, the excess amount must be approved by the Audit Committee or its delegate prior to payment. The Trust’s Audit Committee has considered and determined that the provision of non-audit services that were rendered to EIM (not including any Sub-Adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with EIM that provides ongoing services to the Trust that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

VOTING INFORMATION

The following information applies to each Portfolio for which you are entitled to vote.

Voting Rights

Shareholders with amounts invested in shares of one or more of the Portfolios at the close of business on the Record Date will be entitled to be present and vote for the applicable Portfolio(s) at the Meeting with respect to their shares as of the Record Date.

Each whole share of a Portfolio is entitled to one vote as to each matter with respect to which it is entitled to vote, as described above, and each fractional share is entitled to a proportionate fractional vote. Votes cast by proxy or in person by a shareholder at the Meeting will be counted by persons appointed as inspectors of election for the Meeting. The table in Exhibit K attached to this Proxy Statement shows the number of outstanding shares of the Trust and each class of each Portfolio as of the Record Date that are entitled to vote at the Meeting. Equitable Financial owned of record a substantial majority of those shares.

All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If a shareholder executes a proxy but gives no voting instructions, that shareholder’s shares that are represented by that proxy will be voted “FOR” each applicable Proposal and “FOR” or “AGAINST” any other business which may properly arise at the Meeting, in the proxies’ discretion. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation addressed to: Shane Daly, Secretary of EQ Advisors Trust, 1345 Avenue of the Americas, 3rd Floor, New York, New York 10105. To be effective, such revocation must be received by the Trust prior to the Meeting. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person.

Contractholders with amounts allocated to a Portfolio on the Record Date will be entitled to be present and provide voting instructions for that Portfolio at the Meeting with respect to shares held indirectly as of the Record Date. Voting instructions may be solicited, and such instructions may be provided, in the same manner as proxies as described herein. An Insurance Company will vote the shares for which it receives timely voting instructions from Contractholders in accordance with those instructions. Shares in each investment division of a Separate Account that is invested in one or more Portfolios for which an Insurance Company receives a voting instruction card that is signed and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the shares “FOR” each applicable Proposal, and the Insurance Company may vote in its discretion with respect to other matters not now known that may be presented at the Meeting. An Insurance Company will vote in its discretion on any proposal to adjourn or postpone the Meeting. Shares in each investment division of a Separate Account that is invested in one or more Portfolios for which an Insurance Company receives no timely voting instructions from Contractholders, or that are attributable to amounts retained by an Insurance Company and its affiliates as surplus or seed money, will be voted by the applicable Insurance Company either “FOR” or “AGAINST” approval of the Proposals, or as an abstention or withheld, in the same proportion as the shares for which Contractholders have provided voting instructions to the Insurance Company. As a result of such proportional voting by an Insurance Company, it is possible that a small number of Contractholders could determine whether a Proposal is approved.

Voting instructions executed by a Contractholder may be revoked at any time prior to an Insurance Company’s voting the shares represented thereby by the Contractholder providing the Insurance Company with a properly executed written revocation of such voting instructions, or by the Contractholder providing the Insurance Company with properly executed later-dated voting instructions by a voting instruction card, telephone or the Internet. In addition, any Contractholder who attends the Meeting in person may provide voting instructions by executing a voting instruction card at the Meeting, thereby canceling any voting instruction previously given. Proxies executed by an Insurance Company may be revoked at any time before they are exercised by a written revocation duly received, by properly executing a later-dated proxy, or by an Insurance Company representative attending the Meeting and voting in person.

Prompt execution and return of the enclosed voting instruction card(s) is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

Required Shareholder Vote and Quorum

The shareholders of a Portfolio will vote on the approval of Proposals 1, 2 and 3, as applicable, with respect to that Portfolio separately from the shareholders of each other Portfolio. The shareholders of all classes of a Portfolio will vote collectively as a single class on a Proposal. Approval of a Proposal with respect to a Portfolio will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Portfolio present or represented by proxy at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. These percentages are required by the 1940 Act. With respect to Proposals 1, 2 and 3, “voting securities” refers to the shares of a

Portfolio. With respect to Proposals 1, 2 and 3, the presence, in person or by proxy, of at least one-third of the shares of a Portfolio entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting with respect to that Portfolio. A quorum will be reached due to Equitable Financial’s direct or indirect ownership of the Trust’s shares, as described below.

The shareholders of all of the Portfolios of the Trust will vote collectively as a single class on Proposal 4. To be elected as Trustees under Proposal 4, persons nominated as Trustees must receive a plurality of the votes cast, which means that the twelve (12) Nominees receiving the highest number of votes cast at the Meeting will be elected, even if they receive approval from less than a majority of the votes cast. With respect to Proposal 4, the presence, in person or by proxy, of at least one-third of the shares of the Trust entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting. A quorum will be reached due to Equitable Financial’s direct or indirect ownership of the Trust’s shares, as described below. The approval of one Nominee is not contingent on the approval of the other Nominees.

Abstentions are counted as shares present at the Meeting in determining whether a quorum is present but do not count as votes cast for or against a Proposal. Therefore, abstentions will have the same effect as a vote “against” Proposals 1, 2 and 3 because each of these Proposals requires the affirmative vote of a specified majority of the applicable Portfolio’s outstanding voting securities. However, abstentions will not have an effect on Proposal 4, which requires a plurality of the votes cast.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

To the Trust’s knowledge, as of the Record Date, the current Trustees, the Nominees, and the officers of the Trust owned, individually and as a group, less than 1% of the shares of the Trust and each of the Portfolios.

As of the Record Date, except as set forth in Exhibit J attached to this Proxy Statement, to the Trust’s knowledge, (1) no person, other than the Insurance Companies, owned beneficially or of record more than 5% of any class of the outstanding shares of any of the Portfolios, and (2) no Contractholder owned Contracts entitling such Contractholder to provide voting instructions regarding more than 5% of any class of the outstanding shares of any of the Portfolios. Equitable Financial and certain of its affiliated companies may be deemed to be control persons of the Trust by virtue of their direct or indirect ownership of a substantial majority of the Trust’s shares. Shareholders owning more than 25% of the outstanding shares of the Trust or a Portfolio may be able to determine the outcome of most issues that are submitted to shareholders for a vote.

Solicitation of Proxies and Voting Instructions

Solicitation of proxies and voting instructions is being made by the Trust primarily by the mailing of this Proxy Statement with its enclosures on or about August [24], 2026. The principal solicitation will be by mail, but proxies and voting instructions also may be solicited by telephone, fax, personal interview by directors, officers, employees or agents of the Adviser or its affiliates, or the Trust or its affiliates, without additional compensation, through the Internet, or other permissible means. Shareholders can vote proxies by mail with the enclosed proxy card(s), or via telephone or the Internet by following the simple instructions on the enclosed proxy card(s). Contractholders can provide voting instructions by mail with the enclosed voting instruction card(s), or via telephone or the Internet by following the simple instructions on the enclosed voting instruction card(s). In lieu of executing a proxy card or voting instruction card, you may attend the Meeting in person.

The cost of the Meeting, including the expenses of preparing, printing and mailing the Proxy Statement and other proxy solicitation materials, the cost of solicitation of proxies and voting instructions, and the expenses associated with reimbursing insurance companies or others for their reasonable expenses in forwarding solicitation material to Contractholders, as well as all legal costs relating thereto and to the Proposals set forth in the Proxy Statement, will be borne as follows: 90% by Equitable Holdings, and 10% by the Trust. The expenses to be borne by the Trust are estimated to be $[   ] and will be borne by each class of each Portfolio. The expenses to be borne by the Trust (other than legal costs) will be allocated among the Portfolios in proportion to their respective numbers of Contractholder accounts; legal costs will be allocated among the Portfolios in proportion to the average net assets of the Portfolios. However, the Adviser has agreed to bear proxy expenses that exceed a Portfolio’s (or its class’s) expense cap. The Adviser’s obligation to bear expenses is subject to the Trust’s Expense Limitation Agreement, under which the Adviser may recover expenses previously waived or reimbursed under certain circumstances.

The Trust has engaged Broadridge Financial Solutions, Inc. (“Broadridge”) to assist in the distribution of proxy materials and the solicitation and tabulation of proxies for the Meeting. Broadridge will receive a total fee of approximately $1,750,990 for its proxy solicitation services, plus the costs of printing and reimbursement for certain other costs and out-of-pocket expenses incurred in connection with its services, all of which will be borne as described above.

Adjournment or Postponement

The Special Meeting of Shareholders of each Portfolio is a separate meeting, but these Special Meetings of Shareholders are being held jointly and are referred to herein together as the “Meeting,” and each such Special Meeting of Shareholders has a separate quorum requirement with respect to each Portfolio. (The shareholders of all of the Portfolios will vote collectively as a single class on Proposal 4, which has a Trust-wide quorum requirement.) If the quorum necessary to transact business at the Meeting with respect to the Trust or a Portfolio is not established, or if sufficient votes in favor of a Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting with respect to each applicable Portfolio to permit further solicitation of proxies. Any adjournment or postponement of the Meeting will require the affirmative vote of a majority of the shares represented in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in their discretion on any such adjournment or postponement. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. The costs of any additional solicitation and any adjourned session will be borne as described above.

Submission of Certain Shareholder Proposals

The Trust is not required to hold regular shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy or if otherwise deemed advisable by the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. Shareholders will be given notice of any meeting of shareholders not less than ten (10) days, and not more than ninety (90) days, before the date of the meeting.

Other Matters

The Trust does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business properly comes before the Meeting, the proxyholders will vote thereon in their discretion and in accordance with their best judgment.

* * * * *

We need your vote.

It is important that you execute and return your proxy or voting instruction card(s) promptly.

INDEX TO EXHIBITS TO PROXY STATEMENT

EXHIBIT A – NAMES AND ADDRESSES OF THE SUB-ADVISERS

The names and addresses of the investment sub-advisers to the sub-advised Portfolios are as follows:

Sub-Adviser	Portfolio(s)

1832 Asset Management U.S. Inc. 1 Adelaide Street East Toronto, Ontario, Canada M5C2V9	Multimanager Aggressive Equity Portfolio

AllianceBernstein L.P. 501 Commerce Street Nashville, TN 37203 (Affiliated Sub-Adviser)

1290 VT Natural Resources Portfolio

1290 VT Real Estate Portfolio

ATM International Managed Volatility Portfolio

ATM Large Cap Managed Volatility Portfolio

ATM Mid Cap Managed Volatility Portfolio

ATM Small Cap Managed Volatility Portfolio

EQ/2000 Managed Volatility Portfolio

EQ/400 Managed Volatility Portfolio

EQ/500 Managed Volatility Portfolio

EQ/AB Dynamic Aggressive Growth Portfolio

EQ/AB Dynamic Growth Portfolio

EQ/AB Dynamic Moderate Growth Portfolio

EQ/AB Short Duration Government Bond Portfolio

EQ/AB Small Cap Growth Portfolio

EQ/Common Stock Index Portfolio

EQ/Core Bond Index Portfolio

EQ/Emerging Markets Equity PLUS Portfolio

EQ/Equity 500 Index Portfolio

EQ/Intermediate Corporate Bond Portfolio

EQ/Intermediate Government Bond Portfolio

EQ/International Equity Index Portfolio

EQ/International Managed Volatility Portfolio

EQ/Large Cap Growth Index Portfolio

EQ/Large Cap Value Index Portfolio

EQ/Large Cap Value Managed Volatility Portfolio

EQ/Long-Term Bond Portfolio

EQ/Mid Cap Index Portfolio

EQ/Quality Bond PLUS Portfolio

EQ/Small Company Index Portfolio

Multimanager Aggressive Equity Portfolio

Multimanager Core Bond Portfolio

Multimanager Technology Portfolio

American Century Investment Management, Inc. 4500 Main Street Kansas City, MO 64111	EQ/American Century Mid Cap Value Portfolio EQ/American Century Moderate Growth Allocation Portfolio

Aristotle Capital Management, LLC 11100 Santa Monica Blvd. Suite 1700 Los Angeles, CA 90025	EQ/Large Cap Value Managed Volatility Portfolio EQ/Value Equity Portfolio

AXA Investment Managers US, Inc. 400 Atlantic Street, Suite 1000 Stamford, CT 06901	1290 VT High Yield Bond Portfolio EQ/Core Plus Bond Portfolio 1290 VT SmartBeta Equity ESG Portfolio

Barrow, Hanley, Mewhinney & Strauss, LLC 2200 Ross Avenue, 31st Flr. Dallas, TX 75201-2761	1290 VT Equity Income Portfolio

BlackRock Financial Management, Inc. 40 East 52nd Street New York, NY 10022	Multimanager Core Bond Portfolio

Sub-Adviser	Portfolio(s)

BlackRock Investment Management, LLC P.O. Box 9011 Princeton, NJ 08543-9011

1290 VT Micro Cap Portfolio

1290 VT Small Cap Value Portfolio

1290 VT Socially Responsible Portfolio

ATM International Managed Volatility Portfolio

ATM Large Cap Managed Volatility Portfolio

ATM Mid Cap Managed Volatility Portfolio

ATM Small Cap Managed Volatility Portfolio

EQ/2000 Managed Volatility Portfolio

EQ/400 Managed Volatility Portfolio

EQ/500 Managed Volatility Portfolio

EQ/ClearBridge Select Equity Managed Volatility Portfolio

EQ/Franklin Small Cap Value Managed Volatility Portfolio

EQ/Global Equity Managed Volatility Portfolio

EQ/International Core Managed Volatility Portfolio

EQ/International Managed Volatility Portfolio

EQ/International Value Managed Volatility Portfolio

EQ/Large Cap Core Managed Volatility Portfolio

EQ/Large Cap Growth Managed Volatility Portfolio

EQ/Mid Cap Value Managed Volatility Portfolio

EQ/Morgan Stanley Small Cap Growth Portfolio

Brandywine Global Investment Management LLC 1735 Market Street, Suite 1800 Philadelphia, PA 19103	EQ/Core Plus Bond Portfolio

Capital International, Inc. 11100 Santa Monica Boulevard 17th Floor Los Angeles, CA 90025	EQ/Capital Group Research Portfolio EQ/Large Cap Core Managed Volatility Portfolio

ClearBridge Investments, LLC 620 Eighth Avenue New York, NY 10018	EQ/ClearBridge Large Cap Growth ESG Portfolio EQ/ClearBridge Select Equity Managed Volatility Portfolio

Diamond Hill Capital Management, Inc. 325 John H. McConnell Blvd., Suite 200 Columbus, OH 43215	EQ/Mid Cap Value Managed Volatility Portfolio

DoubleLine Capital LP 333 South Grand Avenue, 18th Floor Los Angeles, CA 90071	1290 VT DoubleLine Opportunistic Bond Portfolio Multimanager Core Bond Portfolio

Dreyfus (a division of Mellon Investments Corporation) 500 Ross Street Pittsburgh, PA 15258	EQ/Money Market Portfolio

EARNEST Partners, LLC 1180 Peachtree Street, NE Atlanta, GA, 30309	EQ/Emerging Markets Equity PLUS Portfolio EQ/International Core Managed Volatility Portfolio

Federated Global Investment Management Corp. 101 Park Avenue, Suite 4100 New York, NY 10178-0002	EQ/International Core Managed Volatility Portfolio

FIAM LLC 900 Salem Street Smithfield, RI 02917	EQ/Fidelity Institutional AM® Large Cap Portfolio Multimanager Technology Portfolio

Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403-1906	EQ/Franklin Rising Dividends Portfolio

Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078	EQ/Franklin Small Cap Value Managed Volatility Portfolio

Sub-Adviser	Portfolio(s)

GAMCO Asset Management Inc. One Corporate Center Rye, NY 10580	1290 VT GAMCO Mergers & Acquisitions Portfolio 1290 VT GAMCO Small Company Value Portfolio

Goldman Sachs Asset Management, L.P. 200 West Street New York, NY 10282	EQ/Goldman Sachs Growth Allocation Portfolio EQ/Goldman Sachs Moderate Growth Allocation Portfolio EQ/Goldman Sachs Mid Cap Value Portfolio

GQG Partners LLC 350 East Las Olas Boulevard 18th Floor Fort Lauderdale, FL 33301	EQ/Large Cap Core Managed Volatility Portfolio

Harris Associates LP 111 S. Wacker Drive, Suite 4600 Chicago, IL 60606	EQ/International Value Managed Volatility Portfolio

Horizon Kinetics Asset Management LLC 470 Park Avenue South New York, NY 10016	1290 VT Small Cap Value Portfolio

Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309

EQ/Global Equity Managed Volatility Portfolio

EQ/Invesco Comstock Portfolio

EQ/Invesco Global Portfolio

EQ/Invesco Global Real Assets Portfolio

EQ/Invesco Moderate Allocation Portfolio

EQ/Invesco Moderate Growth Allocation Portfolio

J.P. Morgan Investment Management Inc. 270 Park Avenue New York, NY 10017	EQ/JPMorgan Growth Allocation Portfolio EQ/JPMorgan Growth Stock Portfolio EQ/JPMorgan Value Opportunities Portfolio EQ/Large Cap Growth Managed Volatility Portfolio

Janus Henderson Investors US LLC 151 Detroit Street Denver, Colorado 80206-4805	EQ/Janus Enterprise Portfolio

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	EQ/Lazard Emerging Markets Equity Portfolio

Loomis, Sayles & Company, L.P. One Financial Center Boston, MA 02111	EQ/Large Cap Growth Managed Volatility Portfolio EQ/Loomis Sayles Growth Portfolio EQ/Core Plus Bond Portfolio

Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302	1290 VT Micro Cap Portfolio

Massachusetts Financial Services Company (d/b/a MFS Investment Management) 111 Huntington Avenue Boston, MA 02199

EQ/International Core Managed Volatility Portfolio

EQ/Large Cap Value Managed Volatility Portfolio

EQ/MFS International Growth Portfolio

EQ/MFS International Intrinsic Value Portfolio

EQ/MFS Mid Cap Focused Growth Portfolio

EQ/MFS Technology Portfolio

EQ/MFS Utilities Series Portfolio

Morgan Stanley Investment Management, LLC 1221 Avenue of the Americas New York, NY 10020	EQ/Global Equity Managed Volatility Portfolio EQ/Morgan Stanley Small Cap Growth Portfolio

Pacific Investment Management Company, LLC 840 Newport Center Drive Newport Beach, CA 92660

EQ/PIMCO Global Real Return Portfolio

EQ/PIMCO Real Return Portfolio

EQ/PIMCO Total Return ESG Portfolio

EQ/PIMCO Ultra Short Bond Portfolio

EQ/Quality Bond PLUS Portfolio

Multimanager Core Bond Portfolio

Sub-Adviser	Portfolio(s)

Post Advisory Group, LLC 11755 Wilshire Boulevard Suite 1400 Los Angeles, CA 90025	1290 VT High Yield Bond Portfolio

SSGA Funds Management, Inc. One Congress Street Boston, MA 02114	1290 VT Convertible Securities Portfolio

T. Rowe Price Associates, Inc. 1307 Point Street Baltimore, MD 21231	EQ/T. Rowe Price Health Sciences Portfolio Multimanager Aggressive Equity Portfolio

Vaughan Nelson Investment Management, L.P. 600 Travis Street, Suite 6300 Houston, TX 77002-3071	EQ/Large Cap Core Managed Volatility Portfolio

Wellington Management Company LLP 75 State Street Boston, MA 02109	EQ/Mid Cap Value Managed Volatility Portfolio EQ/Wellington Energy Portfolio Multimanager Technology Portfolio

Westfield Capital Management Company, L.P. One Financial Center Boston, MA 02111	EQ/Large Cap Growth Managed Volatility Portfolio Multimanager Aggressive Equity Portfolio

EXHIBIT B – SHAREHOLDER APPROVAL OF CURRENT ADVISORY AGREEMENT

The table below sets forth the date of the Current Advisory Agreement for each Portfolio and the date on which it was last submitted to a vote of shareholders (in order to approve the agreement):

Portfolio	Date of Current Advisory Agreement	Date Last Approved by Shareholders
1290 VT Convertible Securities Portfolio	July 16, 2020	October 25, 2018
1290 VT DoubleLine Opportunistic Bond Portfolio	July 16, 2020	October 25, 2018
1290 VT Equity Income Portfolio	July 16, 2020	October 25, 2018
1290 VT GAMCO Mergers & Acquisitions Portfolio	July 16, 2020	October 25, 2018
1290 VT GAMCO Small Company Value Portfolio	July 16, 2020	October 25, 2018
1290 VT High Yield Bond Portfolio	July 16, 2020	October 25, 2018
1290 VT Micro Cap Portfolio	July 16, 2020	October 25, 2018
1290 VT Moderate Growth Allocation Portfolio	July 16, 2020	January 24, 2019*
1290 VT Multi-Alternative Strategies Portfolio	July 16, 2020	October 25, 2018
1290 VT Natural Resources Portfolio	July 16, 2020	October 25, 2018
1290 VT Real Estate Portfolio	July 16, 2020	October 25, 2018
1290 VT Small Cap Value Portfolio	July 16, 2020	October 25, 2018
1290 VT SmartBeta Equity ESG Portfolio	July 16, 2020	October 25, 2018
1290 VT Socially Responsible Portfolio	July 16, 2020	October 25, 2018
ATM International Managed Volatility Portfolio	July 16, 2020	October 25, 2018
ATM Large Cap Managed Volatility Portfolio	July 16, 2020	October 25, 2018
ATM Mid Cap Managed Volatility Portfolio	July 16, 2020	October 25, 2018
ATM Small Cap Managed Volatility Portfolio	July 16, 2020	October 25, 2018
EQ/400 Managed Volatility Portfolio	July 16, 2020	October 25, 2018
EQ/500 Managed Volatility Portfolio	July 16, 2020	October 25, 2018
EQ/2000 Managed Volatility Portfolio	July 16, 2020	October 25, 2018
EQ/AB Dynamic Aggressive Growth Portfolio	July 16, 2020	October 25, 2018
EQ/AB Dynamic Growth Portfolio	July 16, 2020	October 25, 2018
EQ/AB Dynamic Moderate Growth Portfolio	July 16, 2020	October 25, 2018
EQ/AB Short Duration Government Bond Portfolio	July 16, 2020	October 25, 2018
EQ/AB Small Cap Growth Portfolio	July 16, 2020	October 25, 2018
EQ/Aggressive Allocation Portfolio	November 12, 2023	November 10, 2023*
EQ/Aggressive Growth Strategy Portfolio	July 16, 2020	October 25, 2018
EQ/All Asset Growth Allocation Portfolio	July 16, 2020	October 25, 2018
EQ/American Century Mid Cap Value Portfolio	July 16, 2020	March 1, 2019
EQ/American Century Moderate Growth Allocation Portfolio	July 16, 2020	January 24, 2019*
EQ/Balanced Strategy Portfolio	July 16, 2020	October 25, 2018
EQ/Capital Group Research Portfolio	July 16, 2020	October 25, 2018
EQ/ClearBridge Large Cap Growth ESG Portfolio	July 16, 2020	October 25, 2018
EQ/ClearBridge Select Equity Managed Volatility Portfolio	July 16, 2020	October 25, 2018
EQ/Common Stock Index Portfolio	July 16, 2020	October 25, 2018
EQ/Conservative Allocation Portfolio	November 12, 2023	November 10, 2023*
EQ/Conservative-Plus Allocation Portfolio	November 12, 2023	November 10, 2023*
EQ/Conservative Growth Strategy Portfolio	July 16, 2020	October 25, 2018
EQ/Conservative Strategy Portfolio	July 16, 2020	October 25, 2018
EQ/Core Bond Index Portfolio	July 16, 2020	October 25, 2018
EQ/Core Plus Bond Portfolio	November 12, 2023	November 10, 2023*
EQ/Emerging Markets Equity PLUS Portfolio	July 16, 2020	October 25, 2018
EQ/Equity 500 Index Portfolio	July 16, 2020	October 25, 2018
EQ/Fidelity Institutional AM® Large Cap Portfolio	July 16, 2020	March 1, 2019
EQ/Franklin Rising Dividends Portfolio	July 16, 2020	March 1, 2019
EQ/Franklin Small Cap Value Managed Volatility Portfolio	July 16, 2020	October 25, 2018
EQ/Global Equity Managed Volatility Portfolio	July 16, 2020	October 25, 2018
EQ/Goldman Sachs Growth Allocation Portfolio	July 16, 2020	January 24, 2019*
EQ/Goldman Sachs Mid Cap Value Portfolio	July 16, 2020	March 1, 2019
EQ/Goldman Sachs Moderate Growth Allocation Portfolio	July 16, 2020	October 25, 2018
EQ/Growth Strategy Portfolio	July 16, 2020	October 25, 2018
EQ/Intermediate Corporate Bond Portfolio	April 3, 2023	April 3, 2023*

B-1

Portfolio	Date of Current Advisory Agreement	Date Last Approved by Shareholders
EQ/Intermediate Government Bond Portfolio	July 16, 2020	October 25, 2018
EQ/International Core Managed Volatility Portfolio	July 16, 2020	October 25, 2018
EQ/International Equity Index Portfolio	July 16, 2020	October 25, 2018
EQ/International Managed Volatility Portfolio	July 16, 2020	October 25, 2018
EQ/International Value Managed Volatility Portfolio	July 16, 2020	October 25, 2018
EQ/Invesco Comstock Portfolio	July 16, 2020	October 25, 2018
EQ/Invesco Global Real Assets Portfolio	July 16, 2020	March 1, 2019
EQ/Invesco Global Portfolio	July 16, 2020	October 25, 2018
EQ/Invesco Moderate Allocation Portfolio	July 16, 2020	October 25, 2018
EQ/Invesco Moderate Growth Allocation Portfolio	July 16, 2020	January 24, 2019*
EQ/Janus Enterprise Portfolio	July 16, 2020	October 25, 2018
EQ/JPMorgan Growth Allocation Portfolio	July 16, 2020	October 25, 2018
EQ/JPMorgan Growth Stock Portfolio	July 16, 2020	October 25, 2018
EQ/JPMorgan Hedged Equity and Premium Income Portfolio	July 16, 2020	October 25, 2018
EQ/JPMorgan Value Opportunities Portfolio	July 16, 2020	October 25, 2018
EQ/Large Cap Core Managed Volatility Portfolio	July 16, 2020	October 25, 2018
EQ/Large Cap Growth Index Portfolio	July 16, 2020	October 25, 2018
EQ/Large Cap Growth Managed Volatility Portfolio	July 16, 2020	October 25, 2018
EQ/Large Cap Value Index Portfolio	July 16, 2020	October 25, 2018
EQ/Large Cap Value Managed Volatility Portfolio	July 16, 2020	October 25, 2018
EQ/Lazard Emerging Markets Equity Portfolio	July 16, 2020	March 1, 2019
EQ/Long-Term Bond Portfolio	July 30, 2021	July 30, 2021*
EQ/Loomis Sayles Growth Portfolio	July 16, 2020	October 25, 2018
EQ/MFS International Growth Portfolio	July 16, 2020	October 25, 2018
EQ/MFS International Intrinsic Value Portfolio	July 16, 2020	March 1, 2019
EQ/MFS Mid Cap Focused Growth Portfolio	July 16, 2020	March 1, 2019
EQ/MFS Technology Portfolio	July 16, 2020	March 1, 2019
EQ/MFS Utilities Series Portfolio	July 16, 2020	March 1, 2019
EQ/Mid Cap Index Portfolio	July 16, 2020	October 25, 2018
EQ/Mid Cap Value Managed Volatility Portfolio	July 16, 2020	October 25, 2018
EQ/Moderate Allocation Portfolio	November 12, 2023	November 10, 2023*
EQ/Moderate-Plus Allocation Portfolio	November 12, 2023	November 10, 2023*
EQ/Moderate Growth Strategy Portfolio	July 16, 2020	October 25, 2018
EQ/Money Market Portfolio	July 16, 2020	October 25, 2018
EQ/Morgan Stanley Small Cap Growth Portfolio	July 16, 2020	October 25, 2018
EQ/PIMCO Global Real Return Portfolio	July 16, 2020	October 25, 2018
EQ/PIMCO Real Return Portfolio	July 16, 2020	March 1, 2019
EQ/PIMCO Total Return ESG Portfolio	July 16, 2020	March 1, 2019
EQ/PIMCO Ultra Short Bond Portfolio	July 16, 2020	October 25, 2018
EQ/Quality Bond PLUS Portfolio	July 16, 2020	October 25, 2018
EQ/Small Company Index Portfolio	July 16, 2020	October 25, 2018
EQ/T. Rowe Price Health Sciences Portfolio	July 16, 2020	March 1, 2019
EQ/Ultra Conservative Strategy Portfolio	July 16, 2020	October 25, 2018
EQ/Value Equity Portfolio	July 16, 2020	October 25, 2018
EQ/Wellington Energy Portfolio	July 16, 2020	March 1, 2019
Equitable Conservative Growth MF/ETF Portfolio	July 16, 2020	October 25, 2018
Equitable Growth MF/ETF Portfolio	February 15, 2022	February 1, 2022*
Equitable Moderate Growth MF/ETF Portfolio	February 15, 2022	February 1, 2022*
Multimanager Aggressive Equity Portfolio	July 16, 2020	October 25, 2018
Multimanager Core Bond Portfolio	July 16, 2020	October 25, 2018
Multimanager Technology Portfolio	July 16, 2020	October 25, 2018
Target 2015 Allocation Portfolio	November 12, 2023	November 10, 2023*
Target 2025 Allocation Portfolio	November 12, 2023	November 10, 2023*
Target 2035 Allocation Portfolio	November 12, 2023	November 10, 2023*
Target 2045 Allocation Portfolio	November 12, 2023	November 10, 2023*
Target 2055 Allocation Portfolio	November 12, 2023	November 10, 2023*

*	Approved by initial sole shareholder.

B-2

EXHIBIT C – FORM OF NEW ADVISORY AGREEMENT AND FEE SCHEDULES

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT (“AGREEMENT”), dated as of [    , 2026], between EQ Advisors Trust, a Delaware statutory trust (“Trust”), and Equitable Investment Management Group, LLC, a limited liability company organized in the State of Delaware (“Adviser”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), as an open-end management investment company consisting of one or more separate series, each having its own assets and investment objective(s), policies and restrictions;

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Trust’s shareholders are and will be primarily separate accounts maintained by insurance companies for variable life insurance policies and variable annuity contracts (the “Policies”) under which income, gains, and losses, whether or not realized, from assets allocated to such accounts are, in accordance with the Policies, credited to or charged against such accounts without regard to other income, gains, or losses of such insurance companies; as well as other shareholders as permitted under Section 817(h) of the Internal Revenue Code of 1986, as amended (“Code”), and the rules and regulations thereunder with respect to the qualification of variable annuity contracts and variable life insurance policies as insurance contracts under the Code;

WHEREAS, the Board of Trustees of the Trust (the “Board”) wishes to appoint the Adviser as the investment adviser of the Trust for each of the portfolios of the Trust specified in Appendix A to this Agreement, as such Appendix A may be amended by the Adviser and the Trust from time to time (“Portfolios”);

NOW, THEREFORE, the Trust and the Adviser hereby agree as follows:

1. APPOINTMENT OF THE ADVISER

The Trust hereby appoints the Adviser as the investment adviser of each of the Portfolios, subject to the supervision of the Board and in the manner and under the terms and conditions set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date. In the performance of its duties, the Adviser will act in the best interests of the Trust and each Portfolio and will perform its duties hereunder for the Trust and each Portfolio in conformity with (a) applicable laws and regulations, including, but not limited to, the Investment Company Act and the Advisers Act, (b) the terms of this Agreement, (c) the investment objectives, policies and restrictions of each applicable Portfolio as stated in the Trust’s then-current registration statement under the Securities Act of 1933, as amended, and the Investment Company Act, (d) the Trust’s Agreement and Declaration of Trust and Bylaws (“Governing Documents”); and (e) such other guidelines as the Board reasonably may establish or approve. The Adviser will be an independent contractor and will have no authority to act for or represent the Trust in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or another writing by the Trust and the Adviser.

2. DUTIES OF THE ADVISER

A. Investment Program. Subject to the general supervision and control of the Board and under the terms and conditions set forth in this Agreement, the Adviser will provide a continuous investment program for each Portfolio and will determine what securities and other investments will be purchased, retained, sold or loaned by each Portfolio and what portion of such assets will be invested or held uninvested as cash in accordance with each Portfolio’s investment objectives, policies and restrictions as stated in the Trust’s Governing Documents and such Portfolio’s then-current Prospectus and Statement of Additional Information (“SAI”). The Adviser will exercise full discretion and act for each Portfolio in the same manner and with the same force and effect as such Portfolio itself might or could do with respect to purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

B. Strategic Development. Subject to the general supervision and control of the Board and under the terms and conditions set forth in this Agreement, the Adviser will monitor the implementation of each Portfolio’s investment program and assess each Portfolio’s investment objectives and policies, composition, investment style and investment process. From time to time, as requested by the Board or deemed necessary or appropriate by the Adviser, the Adviser will (i) develop and evaluate strategic initiatives with respect to the Trust and its Portfolios; (ii) make recommendations to the Board regarding the investment program of the Trust and its Portfolios, including any changes to Portfolio investment objectives and policies; (iii) coordinate and/or implement strategic initiatives approved by the Board; and (iv) prepare and provide reports to the Board on the impact of such strategic initiatives on the Trust and its Portfolios.

C. Exercise of Rights. The Adviser, unless and until otherwise directed by the Board, will exercise all rights of security holders with respect to securities held by each Portfolio, including, but not limited to: voting proxies, converting, tendering, exchanging or redeeming securities; acting as a claimant in class action litigation (including litigation with respect to securities previously held), and exercising rights in the context of a bankruptcy or other reorganization.

D. Execution of Transactions and Selection of Broker-Dealers. The Adviser will be responsible for effecting transactions for each Portfolio and selecting brokers or dealers to execute such transactions for each Portfolio. In the selection of brokers or dealers (which may include brokers or dealers affiliated with the Adviser) and the placement of orders for the purchase and sale of portfolio investments for each Portfolio, the Adviser will use its best efforts to obtain for each Portfolio the best execution available; however, subject to the appropriate policies and procedures approved by the Board, the Adviser may, to the extent authorized by applicable law, including Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), cause a Portfolio to pay a broker or dealer that provides brokerage or research services to the Adviser, the Trust and the Portfolio an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided in terms of that particular transaction or the Adviser’s overall responsibilities to the Portfolio, the Trust or its other investment advisory clients. To the extent authorized by applicable law, including Section 28(e), and the Board, the Adviser will not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

E. Section 11 of the Securities Exchange Act of 1934, as amended. The Trust hereby authorizes any entity or person associated with the Adviser that is a member of a national securities exchange to effect any transaction on such exchange for the account of a Portfolio which is permitted by Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions.

F. Reports. The Adviser will:

(i) Furnish to the Board such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Board may reasonably request;

(ii) Furnish to the Board such periodic and special reports as the Board may reasonably request; and

(iii) Apprise, on its own initiative, the Board of important developments materially affecting each Portfolio (or any portion of a Portfolio) and furnish the Trust, from time to time, with such information as may be appropriate for this purpose.

G. Fair Valuation Assistance. In accordance with procedures and methods established by the Trustees of the Trust, which may be amended from time to time, the Adviser shall provide reasonable assistance in determining the fair value of all securities and other investments/assets in the Portfolios, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Adviser for each security or other investment/asset in the Portfolios for which market prices are not readily available.

H. Cooperation with Other Service Providers. The Adviser shall cooperate with and provide reasonable assistance to the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

I. Delegation of Authority. Subject always to the direction and control of the Board, and at the Adviser’s expense, the Adviser may delegate any of the duties specified in this Section 2 with respect to one or more Portfolios to an appropriate party (“Sub-adviser”), including a Sub-adviser affiliated with the Adviser; provided, that any contract with a Sub-adviser (a “Sub-advisory Agreement”) will be in compliance with and approved as required by applicable law, including the Investment Company Act and the rules and regulations thereunder, or in accordance with exemptive or other relief granted by the Securities and Exchange Commission (“SEC”) or its staff under the Investment Company Act.

The Adviser will have overall supervisory responsibility for the general management and investment of each Portfolio’s assets; full discretion to select new or additional Sub-advisers for each Portfolio; full discretion to enter into and materially modify existing Sub-advisory Agreements with Sub-advisers; and full discretion to terminate and replace any Sub-adviser. In connection with the delegation of responsibilities to a Sub-adviser, the Adviser will:

(i) Oversee the performance of delegated functions by each Sub-adviser, assess each Portfolio’s investment focus and furnish the Board with periodic reports concerning the performance of delegated responsibilities by the Sub-adviser;

(ii) Allocate and reallocate the assets of a Portfolio, or a portion thereof, to be managed by one or more Sub-advisers for such Portfolio and coordinate the activities of all Sub-advisers;

(iii) Monitor the Sub-adviser’s implementation of the investment program established by the Adviser with respect to any Portfolio (or portions of any Portfolio) under the management of such Sub-adviser;

(iv) Cause the appropriate Sub-adviser(s) to furnish to the Board such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Board may reasonably request;

(v) Cause the appropriate Sub-adviser(s) to furnish to the Board such periodic and special reports as the Board may reasonably request;

(vi) Cause the appropriate Sub-adviser(s) to apprise the Board of important developments materially affecting each Portfolio (or any portion of a Portfolio) and furnish the Trust, from time to time, with such information as may be appropriate for this purpose;

(vii) Take reasonable steps to ensure that the appropriate Sub-adviser(s) furnishes to third-party data reporting services all currently available standardized performance information and other customary data;

(viii) Be responsible for compensating the Sub-adviser in the manner specified by the Sub-advisory Agreement.

J. The Adviser will also furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following:

(i) Office Space. The Adviser will provide office space in the offices of the Adviser or in such other place as may be reasonably agreed upon by the parties hereto from time to time, and all necessary office facilities and equipment;

(ii) Personnel. The Adviser will provide necessary executive and other personnel, including personnel for the performance of clerical and other office functions, exclusive of those functions: (a) related to and to be performed under the Trust’s contract or contracts for administration, custodial, accounting, bookkeeping, transfer, and dividend disbursing agency or similar services by any entity, including the Adviser or its affiliates, selected to perform such services under such contracts; and (b) related to the services to be provided by any Sub-adviser pursuant to a Sub-advisory Agreement; and

(iii) Information for Prospectuses and Other Documents. The Adviser will provide information and reasonable assistance, other than services of outside counsel or independent accountants or services to be provided by any Sub-adviser or otherwise covered under the terms of a separate agreement between the Adviser and the Trust, in connection with the Trust’s preparation of all registration statements and Prospectuses, Prospectus supplements, SAIs, all annual, semi-annual, and periodic reports to shareholders of the Trust, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders of the Trust or regulatory authorities, and all tax returns.

K. Limitations on Liability. The Adviser will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to the Adviser’s undertaking to do so, that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, reckless disregard of its duties or its failure to exercise due care in rendering its services to the Trust as specified in this Agreement.

3. ALLOCATION OF EXPENSES

A. Expenses Paid by the Adviser:

(i) Salaries, Expenses and Fees of Certain Persons. The Adviser (or its affiliates) will pay all salaries, expenses, and fees of the Trustees and officers of the Trust who are officers, directors/trustees, partners, or employees of the Adviser or its affiliates; and

(ii) Assumption of Trust Expenses. The payment or assumption by the Adviser of any expense of the Trust that the Adviser is not required by this Agreement to pay or assume will not obligate the Adviser to pay or assume the same or any similar expense of the Trust on any subsequent occasion.

B. Expenses Paid by the Trust: The Trust will pay all expenses of its organization, operations, and business not specifically assumed or agreed to be paid by the Adviser, as provided in this Agreement, or by a Sub-adviser, as provided in a Sub-advisory Agreement. Without limiting the generality of the foregoing, the Trust will pay or arrange for the payment of the following:

(i) Preparing, Printing and Mailing of Certain Documents. The costs of preparing, setting in type, printing and mailing of Prospectuses, Prospectus supplements, SAIs, annual, semiannual and periodic reports, and notices and proxy solicitation materials required to be furnished to shareholders of the Trust or regulatory authorities, and all tax returns;

(ii) Officers and Trustees. Compensation of the officers and Trustees of the Trust who are not officers, directors/trustees, partners or employees of the Adviser or its affiliates;

(iii) Registration Fees and Expenses. All legal and other fees and expenses incurred in connection with the affairs of the Trust, including those incurred with respect to registering its shares with regulatory authorities and all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing with necessary regulatory authorities of any registration statement and Prospectus, and any amendments or supplements that may be made from time to time, including registration, filing and other fees in connection with requirements of regulatory authorities;

(iv) Custodian and Accounting Services. All expenses of the transfer, receipt, safekeeping, servicing and accounting for the Trust’s cash, securities, and other property, including all charges of depositories, custodians, and other agents, if any;

(v) Independent Accountant and Legal Counsel Fees and Expenses. The charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself or its Independent Trustees (as defined herein);

(vi) Transfer Agent. The charges and expenses of maintaining shareholder accounts, including all charges of transfer, bookkeeping, and dividend disbursing agents appointed by the Trust;

(vii) Transaction Costs. All brokers’ commissions and other transaction costs and issue and transfer taxes chargeable to the Trust in connection with securities and other transactions to which the Trust is a party;

(viii) Taxes. All taxes and corporate fees payable by or with respect to the Trust to federal, state, or other governmental agencies;

(ix) Trade Association Fees. Any membership fees, dues or expenses incurred in connection with the Trust’s membership in any trade association or similar organizations;

(x) Bonding and Insurance. All insurance premiums for fidelity and other coverage;

(xi) Shareholder and Board Meetings. All expenses incidental to holding shareholders and Board meetings, including the printing of notices and proxy materials and proxy solicitation fees and expenses;

(xii) Pricing. All expenses of pricing of the net asset value per share of each Portfolio, including the cost of any equipment or services to obtain price quotations; and

(xiii) Nonrecurring and Extraordinary Expenses. Such extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

4. COMPENSATION OF THE ADVISER

For its services performed hereunder, the Trust will pay the Adviser with respect to each Portfolio the compensation specified in Appendix B to this Agreement. Such compensation will be paid to the Adviser by the Trust on a monthly basis on the first day of the following month; however, the Trust will calculate this charge on the daily average value of the assets of each Portfolio and accrue it on a daily basis.

5. NON-EXCLUSIVITY

The services of the Adviser to the Trust are not to be deemed to be exclusive, and the Adviser will be free to render investment management, advisory or other services to others (including other investment companies) and to engage in other activities so long as the services provided hereunder by the Adviser are not impaired. It is understood and agreed that the directors, officers and employees of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors/trustees, or employees of any other firm or corporation, including other investment companies.

6. SUPPLEMENTAL ARRANGEMENTS

The Adviser may enter into arrangements with its parent or other persons affiliated or unaffiliated with the Adviser for the provision of certain personnel and facilities to the Adviser to enable the Adviser to fulfill its duties and obligations under this Agreement.

7. RECORDS

The records relating to the services provided under this Agreement will be the property of the Trust and will be under its control; however, the Trust will furnish to the Adviser such records and permit it to retain such records (either in original or in duplicate form) as it will reasonably require in order to carry out its duties. In the event of the termination of this Agreement, such records will promptly be returned to the Trust by the Adviser free from any claim or retention of rights therein. The Adviser will keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required or lawfully requested by applicable federal or state regulatory authorities.

8. DURATION OF AGREEMENT

This Agreement will become effective upon the date first above written, provided that, with respect to a Portfolio, this Agreement will not take effect unless, to the extent required by applicable law, it has first been approved (i) by a vote of a majority of those Trustees of the Trust who are not parties to the Agreement and who are not “interested persons” (as defined in the Investment Company Act) (“Independent Trustees”) of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by an affirmative vote of a majority of the outstanding voting securities of such Portfolio. This Agreement will continue in effect for a two-year period, except that with respect to any new Portfolio, this Agreement will continue in effect for two years from the date such Portfolio is added to this Agreement. Thereafter, if not terminated, this Agreement will continue in effect from year to year with respect to a Portfolio only so long as such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Board or, with respect to a Portfolio, by an affirmative vote of a majority of the outstanding voting securities of such Portfolio. The required shareholder approval of the Agreement or of any continuance of the Agreement will be effective with respect to any affected Portfolio if a “majority of the outstanding voting securities” (as defined in Rule 18f-2(h) under the Investment Company Act) of the affected Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the Portfolios.

If the shareholders of any Portfolio fail to approve the Agreement or any continuance of the Agreement, the Adviser will continue to act as investment manager with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Adviser or a different investment manager or other definitive action; provided, that the compensation received by the Adviser in respect of such Portfolio during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to such Portfolio or the amount it would have received under the Agreement in respect of such Portfolio, whichever is less.

9. TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any affected Portfolio, by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty (60) days’ written notice to the Adviser, or by the Adviser on sixty (60) days’ written notice to the Trust. This Agreement will automatically terminate, without payment of any penalty, in the event of its assignment.

10. AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to any exemptive or other relief granted by the SEC or its staff, this Agreement may be amended by the parties with respect to a Portfolio only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of such Portfolio (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval will be effective with respect to any Portfolio if a majority of the outstanding voting securities of the shares of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the Portfolios of the Trust.

11. ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties.

12. HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and will not constitute a part hereof.

13. NOTICES

All notices required to be given pursuant to this Agreement will be delivered or mailed to the last known business address of the Trust or the Adviser in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice will be deemed given on the date delivered or mailed in accordance with this section.

14. FORCE MAJEURE

The Adviser will not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Adviser will take reasonable steps to minimize service interruptions but will have no liability with respect thereto.

15. SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement will be construed, insofar as is possible, as if such portion had never been contained herein.

16. GOVERNING LAW

The provisions of this Agreement will be construed and interpreted in accordance with the laws of the State of Delaware (without giving effect to its conflict of laws principles), or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter will control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act will be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein will have the meanings assigned to them by Section 2(a) of the Investment Company Act unless otherwise stated herein.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC	EQ ADVISORS TRUST

By: Kenneth Kozlowski Director, Executive Vice President and Chief Investment Officer	By: Brian Walsh Chief Financial Officer

APPENDIX A

INVESTMENT ADVISORY AGREEMENT

Portfolios

1290 VT Convertible Securities Portfolio

1290 VT DoubleLine Opportunistic Bond Portfolio

1290 VT Equity Income Portfolio

1290 VT GAMCO Mergers & Acquisitions Portfolio

1290 VT GAMCO Small Company Value Portfolio

1290 VT High Yield Bond Portfolio

1290 VT Micro Cap Portfolio

1290 VT Moderate Growth Allocation Portfolio

1290 VT Multi-Alternative Strategies Portfolio

1290 VT Natural Resources Portfolio

1290 VT Real Estate Portfolio

1290 VT Small Cap Value Portfolio

1290 VT SmartBeta Equity ESG Portfolio

1290 VT Socially Responsible Portfolio

ATM International Managed Volatility Portfolio

ATM Large Cap Managed Volatility Portfolio

ATM Mid Cap Managed Volatility Portfolio

ATM Small Cap Managed Volatility Portfolio

EQ/2000 Managed Volatility Portfolio

EQ/400 Managed Volatility Portfolio

EQ/500 Managed Volatility Portfolio

EQ/AB Dynamic Aggressive Growth Portfolio

EQ/AB Dynamic Growth Portfolio

EQ/AB Dynamic Moderate Growth Portfolio

EQ/AB Short Duration Government Bond Portfolio

EQ/AB Small Cap Growth Portfolio

EQ/Aggressive Growth Strategy Portfolio

EQ/All Asset Growth Allocation Portfolio

EQ/American Century Mid Cap Value Portfolio

EQ/American Century Moderate Growth Allocation Portfolio

EQ/Balanced Strategy Portfolio

EQ/Capital Group Research Portfolio

EQ/ClearBridge Large Cap Growth ESG Portfolio

EQ/ClearBridge Select Equity Managed Volatility Portfolio

EQ/Common Stock Index Portfolio

EQ/Conservative Growth Strategy Portfolio

EQ/Conservative Strategy Portfolio

EQ/Core Bond Index Portfolio

EQ/Emerging Markets Equity PLUS Portfolio

EQ/Equity 500 Index Portfolio

EQ/Fidelity Institutional AM® Large Cap Portfolio

EQ/Franklin Rising Dividends Portfolio

EQ/Franklin Small Cap Value Managed Volatility Portfolio

EQ/Global Equity Managed Volatility Portfolio

EQ/Goldman Sachs Growth Allocation Portfolio

EQ/Goldman Sachs Mid Cap Value Portfolio

EQ/Goldman Sachs Moderate Growth Allocation Portfolio

EQ/Growth Strategy Portfolio

EQ/Intermediate Corporate Bond Portfolio

EQ/Intermediate Government Bond Portfolio

EQ/International Core Managed Volatility Portfolio

EQ/International Equity Index Portfolio

EQ/International Managed Volatility Portfolio

EQ/International Value Managed Volatility Portfolio

EQ/Invesco Comstock Portfolio

EQ/Invesco Global Portfolio

EQ/Invesco Global Real Assets Portfolio

EQ/Invesco Moderate Allocation Portfolio

EQ/Invesco Moderate Growth Allocation Portfolio

EQ/Janus Enterprise Portfolio

EQ/JPMorgan Growth Allocation Portfolio

EQ/JPMorgan Growth Stock Portfolio

EQ/JPMorgan Hedged Equity and Premium Income Portfolio

EQ/JPMorgan Value Opportunities Portfolio

EQ/Large Cap Core Managed Volatility Portfolio

EQ/Large Cap Growth Index Portfolio

EQ/Large Cap Growth Managed Volatility Portfolio

EQ/Large Cap Value Index Portfolio

EQ/Large Cap Value Managed Volatility Portfolio

EQ/Lazard Emerging Markets Equity Portfolio

EQ/Long-Term Bond Portfolio

EQ/Loomis Sayles Growth Portfolio

EQ/MFS International Growth Portfolio

EQ/MFS International Intrinsic Value Portfolio

EQ/MFS Mid Cap Focused Growth Portfolio

EQ/MFS Technology Portfolio

EQ/MFS Utilities Series Portfolio

EQ/Mid Cap Index Portfolio

EQ/Mid Cap Value Managed Volatility Portfolio

EQ/Moderate Growth Strategy Portfolio

EQ/Money Market Portfolio

EQ/Morgan Stanley Small Cap Growth Portfolio

EQ/PIMCO Global Real Return Portfolio

EQ/PIMCO Real Return Portfolio

EQ/PIMCO Total Return ESG Portfolio

EQ/PIMCO Ultra Short Bond Portfolio

EQ/Quality Bond PLUS Portfolio

EQ/Small Company Index Portfolio

EQ/T. Rowe Price Health Sciences Portfolio

EQ/Ultra Conservative Strategy Portfolio

EQ/Value Equity Portfolio

EQ/Wellington Energy Portfolio

Equitable Conservative Growth MF/ETF Portfolio

Equitable Growth MF/ETF Portfolio

Equitable Moderate Growth MF/ETF Portfolio

Multimanager Aggressive Equity Portfolio

Multimanager Core Bond Portfolio

Multimanager Technology Portfolio

EQ/Aggressive Allocation Portfolio

EQ/Conservative Allocation Portfolio

EQ/Conservative-Plus Allocation Portfolio

EQ/Core Plus Bond Portfolio

EQ/Moderate Allocation Portfolio

EQ/Moderate-Plus Allocation Portfolio

Target 2015 Allocation Portfolio

Target 2025 Allocation Portfolio

Target 2035 Allocation Portfolio

Target 2045 Allocation Portfolio

Target 2055 Allocation Portfolio

APPENDIX B

INVESTMENT ADVISORY AGREEMENT

The Trust shall pay the Adviser, at the end of each calendar month, compensation computed daily at an annual rate equal to the following:

	(as a percentage of average daily net assets)
Index Portfolios	First $2 Billion	Next $4 Billion	Next $2 Billion	Next $2 Billion	Thereafter
1290 VT Convertible Securities	0.500%	0.450%	0.425%	0.400%	0.375%
1290 VT Natural Resources	0.500%	0.450%	0.425%	0.400%	0.375%
1290 VT Real Estate	0.500%	0.450%	0.425%	0.400%	0.375%
1290 VT Socially Responsible	0.500%	0.450%	0.425%	0.400%	0.375%
EQ/Common Stock Index	0.350%	0.300%	0.275%	0.250%	0.225%
EQ/Equity 500 Index	0.250%	0.200%	0.175%	0.150%	0.125%
EQ/International Equity Index	0.400%	0.350%	0.325%	0.300%	0.275%
EQ/Large Cap Growth Index	0.350%	0.300%	0.275%	0.250%	0.225%
EQ/Large Cap Value Index	0.350%	0.300%	0.275%	0.250%	0.225%
EQ/Mid Cap Index	0.350%	0.300%	0.275%	0.250%	0.225%
EQ/Small Company Index	0.250%	0.200%	0.175%	0.150%	0.125%

	(as a percentage of average daily net assets)
Index Portfolios	First $2 Billion	Next $4 Billion	Next $2 Billion	Thereafter
EQ/Core Bond Index	0.350%	0.300%	0.275%	0.250%
EQ/Intermediate Corporate Bond	0.350%	0.300%	0.275%	0.250%
EQ/Intermediate Government Bond	0.350%	0.300%	0.275%	0.250%
EQ/Long-Term Bond	0.350%	0.300%	0.275%	0.250%

	(as a percentage of average daily net assets)
ETF Portfolios	First $2 Billion	Next $4 Billion	Thereafter
1290 VT Multi-Alternative Strategies	0.500%	0.450%	0.425%

	(as a percentage of average daily net assets)
Money Market Portfolio	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
EQ/Money Market	0.350%	0.325%	0.280%	0.270%	0.250%

	(as a percentage of average daily net assets)
Equity Portfolios	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
1290 VT Equity Income	0.750%	0.700%	0.675%	0.650%	0.625%
1290 VT GAMCO Mergers & Acquisitions	0.900%	0.850%	0.825%	0.800%	0.775%

	(as a percentage of average daily net assets)
Equity Portfolios	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
1290 VT GAMCO Small Company Value	0.750%	0.700%	0.675%	0.650%	0.625%
1290 VT SmartBeta Equity ESG	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/American Century Mid Cap Value	0.900%	0.850%	0.825%	0.800%	0.775%
EQ/Capital Group Research	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/ClearBridge Large Cap Growth ESG	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Fidelity Institutional AM® Large Cap	0.540%	0.500%	0.475%	0.450%	0.425%
EQ/Franklin Rising Dividends	0.600%	0.550%	0.510%	0.490%	0.475%
EQ/Goldman Sachs Mid Cap Value	0.770%	0.750%	0.725%	0.680%	0.670%
EQ/Invesco Comstock	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Invesco Global	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/Invesco Global Real Assets	0.735%	0.700%	0.675%	0.650%	0.625%
EQ/Janus Enterprise	0.700%	0.650%	0.625%	0.600%	0.575%

	(as a percentage of average daily net assets)
Equity Portfolios	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
EQ/JPMorgan Growth Stock	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/JPMorgan Value Opportunities	0.600%	0.550%	0.525%	0.500%	0.475%
EQ/Lazard Emerging Markets Equity	1.000%	0.950%	0.925%	0.900%	0.875%
EQ/Loomis Sayles Growth	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/MFS International Growth	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/MFS International Intrinsic Value	0.860%	0.820%	0.700%	0.700%	0.700%
EQ/MFS Mid Cap Focused Growth	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/MFS Technology	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/MFS Utilities Series	0.730%	0.700%	0.670%	0.650%	0.625%
EQ/T. Rowe Price Health Sciences	0.950%	0.900%	0.875%	0.850%	0.825%
EQ/Value Equity	0.560%	0.540%	0.520%	0.500%	0.475%
EQ/Wellington Energy	0.850%	0.800%	0.775%	0.750%	0.725%

	(as a percentage of average daily net assets)
Allocation Portfolios	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
1290 VT Moderate Growth Allocation	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/AB Dynamic Aggressive Growth	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/AB Dynamic Growth	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/AB Dynamic Moderate Growth	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/American Century Moderate Growth Allocation	0.800%	0.750%	0.725%	0.700%	0.675%
EQ/Goldman Sachs Growth Allocation	0.800%	0.750%	0.725%	0.700%	0.675%
EQ/Goldman Sachs Moderate Growth Allocation	0.800%	0.750%	0.725%	0.700%	0.675%
EQ/Invesco Moderate Allocation	0.800%	0.750%	0.725%	0.700%	0.675%
EQ/Invesco Moderate Growth Allocation	0.800%	0.750%	0.725%	0.700%	0.675%
EQ/JPMorgan Growth Allocation	0.800%	0.750%	0.725%	0.700%	0.675%

	(as a percentage of average daily net assets)
Pactive Equity Portfolios	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
1290 VT Micro Cap	0.850%	0.800%	0.775%	0.750%	0.725%
1290 VT Small Cap Value	0.800%	0.750%	0.725%	0.700%	0.675%
EQ/AB Small Cap Growth	0.550%	0.500%	0.475%	0.450%	0.425%
EQ/Emerging Markets Equity PLUS	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/Morgan Stanley Small Cap Growth	0.800%	0.750%	0.725%	0.700%	0.675%
Multimanager Aggressive Equity	0.580%	0.550%	0.525%	0.500%	0.475%
Multimanager Technology	0.950%	0.900%	0.875%	0.850%	0.825%

	(as a percentage of average daily net assets)
Pactive Volatility Managed Equity Portfolios	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Next $2.5 Billion	Thereafter
EQ/ClearBridge Select Equity Managed Volatility	0.700%	0.665%	0.635%	0.610%	0.560%	0.540%
EQ/Franklin Small Cap Value Managed Volatility	0.700%	0.665%	0.635%	0.610%	0.560%	0.540%
EQ/Global Equity Managed Volatility	0.740%	0.720%	0.690%	0.665%	0.615%	0.590%
EQ/International Core Managed Volatility	0.600%	0.575%	0.550%	0.525%	0.475%	0.450%
EQ/International Value Managed Volatility	0.600%	0.575%	0.550%	0.525%	0.475%	0.450%
EQ/Large Cap Core Managed Volatility	0.500%	0.475%	0.450%	0.425%	0.375%	0.350%
EQ/Large Cap Growth Managed Volatility	0.500%	0.475%	0.450%	0.425%	0.375%	0.350%
EQ/Large Cap Value Managed Volatility	0.500%	0.475%	0.450%	0.425%	0.375%	0.350%
EQ/Mid Cap Value Managed Volatility	0.550%	0.525%	0.500%	0.475%	0.425%	0.400%

	(as a percentage of average daily net assets)
Pactive Fixed Income Portfolios	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
1290 VT High Yield	0.600%	0.580%	0.560%	0.540%	0.530%
EQ/Quality Bond PLUS	0.400%	0.380%	0.360%	0.340%	0.330%
Multimanager Core Bond	0.550%	0.530%	0.510%	0.490%	0.480%

	(as a percentage of average daily net assets)
Fixed Income Portfolios	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
1290 VT DoubleLine Opportunistic Bond	0.600%	0.575%	0.550%	0.530%	0.520%
EQ/AB Short Duration Government Bond	0.450%	0.430%	0.410%	0.390%	0.380%
EQ/Core Plus Bond	0.600%	0.580%	0.560%	0.540%	0.530%
EQ/PIMCO Global Real Return	0.600%	0.575%	0.550%	0.530%	0.520%
EQ/PIMCO Real Return	0.500%	0.475%	0.450%	0.430%	0.420%
EQ/PIMCO Total Return ESG	0.500%	0.475%	0.450%	0.430%	0.420%
EQ/PIMCO Ultra Short Bond	0.500%	0.475%	0.450%	0.430%	0.420%

	(as a percentage of average daily net assets)
ATM Portfolios	First $2 Billion	Next $2 Billion	Next $2 Billion	Next $6 Billion	Next $2 Billion	Thereafter
ATM International Managed Volatility	0.450%	0.425%	0.400%	0.350%	0.325%	0.300%
ATM Large Cap Managed Volatility	0.450%	0.425%	0.400%	0.350%	0.325%	0.300%
ATM Mid Cap Managed Volatility	0.450%	0.425%	0.400%	0.350%	0.325%	0.300%
ATM Small Cap Managed Volatility	0.450%	0.425%	0.400%	0.350%	0.325%	0.300%
EQ/2000 Managed Volatility	0.450%	0.425%	0.400%	0.350%	0.325%	0.300%
EQ/400 Managed Volatility	0.450%	0.425%	0.400%	0.350%	0.325%	0.300%
EQ/500 Managed Volatility	0.450%	0.425%	0.400%	0.350%	0.325%	0.300%
EQ/International Managed Volatility	0.450%	0.425%	0.400%	0.350%	0.325%	0.300%

	(as a percentage of average daily net assets)
Strategic Allocation Portfolios	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $4 Billion	Next $3 Billion	Thereafter
EQ/Aggressive Growth Strategy	0.100%	0.0925%	0.0900%	0.0875%	0.0825%	0.0800%
EQ/Balanced Strategy	0.100%	0.0925%	0.0900%	0.0875%	0.0825%	0.0800%
EQ/Conservative Growth Strategy	0.100%	0.0925%	0.0900%	0.0875%	0.0825%	0.0800%
EQ/Conservative Strategy	0.100%	0.0925%	0.0900%	0.0875%	0.0825%	0.0800%
EQ/Growth Strategy	0.100%	0.0925%	0.0900%	0.0875%	0.0825%	0.0800%
EQ/Moderate Growth Strategy	0.100%	0.0925%	0.0900%	0.0875%	0.0825%	0.0800%
EQ/Ultra Conservative Strategy	0.100%	0.0925%	0.0900%	0.0875%	0.0825%	0.0800%

	(as a percentage of average daily net assets)
Classic Allocation Portfolios	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $4 Billion	Next $3 Billion	Thereafter
EQ/Aggressive Allocation	0.100%	0.0925%	0.0900%	0.0875%	0.0825%	0.0800%
EQ/Conservative Allocation	0.100%	0.0925%	0.0900%	0.0875%	0.0825%	0.0800%
EQ/Conservative-Plus Allocation	0.100%	0.0925%	0.0900%	0.0875%	0.0825%	0.0800%
EQ/Moderate Allocation	0.100%	0.0925%	0.0900%	0.0875%	0.0825%	0.0800%
EQ/Moderate-Plus Allocation	0.100%	0.0925%	0.0900%	0.0875%	0.0825%	0.0800%

(as a percentage of average daily net assets)
EQ/All Asset Growth Allocation	0.100%

	(as a percentage of average daily net assets)
	First $2 Billion	Next $2 Billion	Next $2 Billion	Next $3 Billion	Thereafter
Equitable Growth MF/ETF	0.1500%	0.1425%	0.1400%	0.1375%	0.1350%
Equitable Moderate Growth MF/ETF	0.1500%	0.1425%	0.1400%	0.1375%	0.1350%
Equitable Conservative Growth MF/ETF	0.1500%	0.1425%	0.1400%	0.1375%	0.1350%

(as a percentage of average daily net assets)
Target Date Portfolios
Target 2015 Allocation	0.10%
Target 2025 Allocation	0.10%
Target 2035 Allocation	0.10%
Target 2045 Allocation	0.10%
Target 2055 Allocation	0.10%

	(as a percentage of average daily net assets)
	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
EQ/JPMorgan Hedged Equity and Premium Income	0.700%	0.650%	0.625%	0.600%	0.575%

EXHIBIT D – FEES PAID TO THE ADVISER BY THE PORTFOLIOS

Advisory Fees

Each Portfolio pays a fee to the Adviser for advisory services. The table below shows the annual rate of the advisory fees (as a percentage of each Portfolio’s average daily net assets) that the Adviser received during the fiscal year ended December 31, 2025, for providing advisory services to each Portfolio and the rate of the advisory fees waived by the Adviser during the fiscal year ended December 31, 2025, in accordance with the provisions of the Expense Limitation Agreement (including voluntary waivers, if any) between the Adviser and the Trust with respect to the Portfolios.

	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
Portfolio	All Classes	Class IA	Class IB	Class K
1290 VT Convertible Securities Portfolio	0.50%	N/A	-0.19%	-0.19%
1290 VT DoubleLine Opportunistic Bond Portfolio	0.60%	N/A	-0.10%	-0.10%
1290 VT Equity Income Portfolio	0.75%	N/A	-0.18%	-0.18%
1290 VT GAMCO Mergers & Acquisitions Portfolio	0.90%	N/A	-0.08%	-0.08%
1290 VT GAMCO Small Company Value Portfolio	0.69%	N/A	0.00%	0.00%
1290 VT High Yield Bond Portfolio	0.60%	N/A	-0.08%	-0.08%
1290 VT Micro Cap Portfolio	0.85%	N/A	-0.19%	-0.19%
1290 VT Moderate Growth Allocation Portfolio	0.70%	N/A	-0.08%	N/A
1290 VT Multi-Alternative Strategies Portfolio	0.50%	N/A	-0.71%	-0.71%
1290 VT Natural Resources Portfolio	0.50%	N/A	-0.66%	-0.66%
1290 VT Real Estate Portfolio	0.50%	N/A	-0.49%	-0.49%
1290 VT Small Cap Value Portfolio	0.80%	N/A	-0.11%	-0.10%
1290 VT SmartBeta Equity ESG Portfolio	0.70%	N/A	0.00%	0.00%
1290 VT Socially Responsible Portfolio	0.50%	N/A	0.00%	N/A
ATM International Managed Volatility Portfolio	0.45%	N/A	N/A	0.00%
ATM Large Cap Managed Volatility Portfolio	0.44%	N/A	N/A	0.00%
ATM Mid Cap Managed Volatility Portfolio	0.45%	N/A	N/A	-0.04%
ATM Small Cap Managed Volatility Portfolio	0.45%	N/A	N/A	-0.01%
EQ/2000 Managed Volatility Portfolio	0.44%	N/A	0.00%	0.00%
EQ/400 Managed Volatility Portfolio	0.45%	N/A	-0.01%	-0.01%
EQ/500 Managed Volatility Portfolio	0.41%	N/A	0.00%	0.00%
EQ/AB Dynamic Aggressive Growth Portfolio	0.74%	N/A	-0.04%	N/A
EQ/AB Dynamic Growth Portfolio	0.74%	N/A	-0.01%	N/A
EQ/AB Dynamic Moderate Growth Portfolio	0.72%	N/A	0.00%	N/A
EQ/AB Short Duration Government Bond Portfolio	0.45%	N/A	-0.05%	-0.05%
EQ/AB Small Cap Growth Portfolio	0.51%	N/A	0.00%	0.00%
EQ/Aggressive Allocation Portfolio	0.09%	N/A	0.00%	0.00%
EQ/Aggressive Growth Strategy Portfolio	0.09%	N/A	0.00%	N/A
EQ/All Asset Growth Allocation Portfolio	0.10%	N/A	0.00%	0.00%
EQ/American Century Mid Cap Value Portfolio	0.90%	N/A	-0.28%	-0.28%
EQ/American Century Moderate Growth Allocation Portfolio	0.80%	N/A	-0.13%	N/A
EQ/Balanced Strategy Portfolio	0.09%	N/A	0.00%	N/A
EQ/Capital Group Research Portfolio	0.65%	N/A	-0.07%	N/A
EQ/ClearBridge Large Cap Growth ESG Portfolio	0.65%	N/A	-0.03%	-0.03%
EQ/ClearBridge Select Equity Managed Volatility Portfolio	0.70%	N/A	-0.07%	-0.07%
EQ/Common Stock Index Portfolio	0.31%	-0.01%	-0.01%	N/A
EQ/Conservative Allocation Portfolio	0.10%	N/A	-0.05%	-0.05%
EQ/Conservative Growth Strategy Portfolio	0.10%	N/A	0.00%	N/A
EQ/Conservative Strategy Portfolio	0.10%	N/A	0.00%	N/A
EQ/Conservative-Plus Allocation Portfolio	0.10%	N/A	0.00%	0.00%
EQ/Core Bond Index Portfolio	0.32%	N/A	-0.06%	-0.06%
EQ/Core Plus Bond Portfolio	0.60%	-0.12%	-0.12%	-0.12%
EQ/Emerging Markets Equity PLUS Portfolio	0.70%	N/A	-0.21%	-0.21%
EQ/Equity 500 Index Portfolio	0.19%	0.00%	0.00%	0.00%
EQ/Fidelity Institutional AM® Large Cap Portfolio	0.52%	N/A	-0.02%	-0.03%
EQ/Franklin Rising Dividends Portfolio	0.60%	N/A	-0.11%	N/A

	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
Portfolio	All Classes	Class IA	Class IB	Class K
EQ/Franklin Small Cap Value Managed Volatility Portfolio	0.70%	N/A	-0.13%	-0.13%
EQ/Global Equity Managed Volatility Portfolio	0.73%	N/A	-0.08%	-0.08%
EQ/Goldman Sachs Growth Allocation Portfolio	0.80%	N/A	-0.14%	N/A
EQ/Goldman Sachs Mid Cap Value Portfolio	0.77%	N/A	-0.09%	N/A
EQ/Goldman Sachs Moderate Growth Allocation Portfolio	0.80%	N/A	-0.09%	N/A
EQ/Growth Strategy Portfolio	0.09%	N/A	0.00%	N/A
EQ/Intermediate Corporate Bond Portfolio	0.35%	N/A	-0.07%	-0.07%
EQ/Intermediate Government Bond Portfolio	0.32%	-0.06%	-0.06%	-0.06%
EQ/International Core Managed Volatility Portfolio	0.59%	N/A	0.00%	0.00%
EQ/International Equity Index Portfolio	0.40%	-0.07%	-0.07%	-0.08%
EQ/International Managed Volatility Portfolio	0.45%	N/A	0.00%	0.00%
EQ/International Value Managed Volatility Portfolio	0.59%	N/A	0.00%	0.00%
EQ/Invesco Comstock Portfolio	0.65%	N/A	-0.04%	-0.04%
EQ/Invesco Global Portfolio	0.85%	N/A	-0.15%	N/A
EQ/Invesco Global Real Assets Portfolio	0.73%	N/A	0.00%	N/A
EQ/Invesco Moderate Allocation Portfolio	0.80%	N/A	-0.09%	N/A
EQ/Invesco Moderate Growth Allocation Portfolio	0.80%	N/A	-0.10%	N/A
EQ/Janus Enterprise Portfolio	0.68%	N/A	0.00%	0.00%
EQ/JPMorgan Growth Allocation Portfolio	0.79%	N/A	-0.09%	N/A
EQ/JPMorgan Growth Stock Portfolio	0.70%	N/A	-0.10%	-0.10%
EQ/JPMorgan Hedged Equity and Premium Income Portfolio	0.78%	N/A	-0.26%	N/A
EQ/JPMorgan Value Opportunities Portfolio	0.58%	N/A	0.00%	0.00%
EQ/Large Cap Core Managed Volatility Portfolio	0.48%	N/A	0.00%	0.00%
EQ/Large Cap Growth Index Portfolio	0.34%	N/A	0.00%	0.00%
EQ/Large Cap Growth Managed Volatility Portfolio	0.45%	N/A	0.00%	0.00%
EQ/Large Cap Value Index Portfolio	0.35%	N/A	0.00%	0.00%
EQ/Large Cap Value Managed Volatility Portfolio	0.46%	N/A	0.00%	0.00%
EQ/Lazard Emerging Markets Equity Portfolio	1.00%	N/A	-0.12%	N/A
EQ/Long-Term Bond Portfolio	0.34%	N/A	-0.05%	-0.05%
EQ/Loomis Sayles Growth Portfolio	0.74%	N/A	-0.07%	-0.07%
EQ/MFS International Growth Portfolio	0.83%	N/A	-0.12%	-0.12%
EQ/MFS International Intrinsic Value Portfolio	0.84%	N/A	-0.07%	N/A
EQ/MFS Mid Cap Focused Growth Portfolio	0.85%	N/A	-0.13%	N/A
EQ/MFS Technology Portfolio	0.73%	N/A	0.00%	N/A
EQ/MFS Utilities Series Portfolio	0.73%	N/A	-0.10%	-0.10%
EQ/Mid Cap Index Portfolio	0.34%	N/A	-0.06%	-0.06%
EQ/Mid Cap Value Managed Volatility Portfolio	0.54%	N/A	0.00%	0.00%
EQ/Moderate Allocation Portfolio	0.09%	0.00%	0.00%	0.00%
EQ/Moderate Growth Strategy Portfolio	0.09%	N/A	0.00%	N/A
EQ/Moderate-Plus Allocation Portfolio	0.09%	N/A	0.00%	0.00%
EQ/Money Market Portfolio	0.31%	0.00%	0.00%	N/A
EQ/Morgan Stanley Small Cap Growth Portfolio	0.80%	N/A	-0.09%	-0.09%
EQ/PIMCO Global Real Return Portfolio	0.60%	N/A	-0.30%	-0.30%
EQ/PIMCO Real Return Portfolio	0.50%	N/A	-0.35%	N/A
EQ/PIMCO Total Return ESG Portfolio	0.50%	N/A	-0.20%	-0.20%
EQ/PIMCO Ultra Short Bond Portfolio	0.50%	N/A	-0.09%	-0.09%
EQ/Quality Bond PLUS Portfolio	0.39%	0.01%	0.00%	0.00%
EQ/Small Company Index Portfolio	0.25%	N/A	0.00%	0.00%
EQ/T. Rowe Price Health Sciences Portfolio	0.95%	N/A	-0.17%	N/A
EQ/Ultra Conservative Strategy Portfolio	0.10%	N/A	0.00%	N/A
EQ/Value Equity Portfolio	0.55%	N/A	0.00%	0.00%
EQ/Wellington Energy Portfolio	0.85%	N/A	-0.12%	N/A
Equitable Conservative Growth MF/ETF Portfolio	0.15%	N/A	-0.05%	-0.05%
Equitable Growth MF/ETF Portfolio	0.15%	N/A	-0.33%	-0.33%
Equitable Moderate Growth MF/ETF Portfolio	0.15%	N/A	-0.36%	-0.36%
Multimanager Aggressive Equity Portfolio	0.56%	0.00%	0.00%	0.00%
Multimanager Core Bond Portfolio	0.55%	N/A	-0.15%	-0.15%
Multimanager Technology Portfolio	0.91%	N/A	-0.15%	-0.15%
Target 2015 Allocation Portfolio	0.10%	N/A	-0.63%	-0.62%

	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
Portfolio	All Classes	Class IA	Class IB	Class K
Target 2025 Allocation Portfolio	0.10%	N/A	-0.03%	-0.03%
Target 2035 Allocation Portfolio	0.10%	N/A	0.00%	0.00%
Target 2045 Allocation Portfolio	0.10%	N/A	0.00%	0.00%
Target 2055 Allocation Portfolio	0.10%	N/A	0.00%	0.00%

N/A	– This class of shares is not offered.

The following table shows the amount of the advisory fee waived by the Adviser and the amount of the advisory fee paid by each Portfolio to the Adviser for the fiscal year ended December 31, 2025:

Portfolio	Advisory Fee	Amount of Fees Waived and Other Expenses Assumed by Adviser Pursuant to Expense Limitation Agreement	Voluntary Fee Waiver	Advisory Fee Paid to Adviser After Fee Waiver
1290 VT Convertible Securities Portfolio	$260,090	$98,711	$—	$161,379
1290 VT DoubleLine Opportunistic Bond Portfolio	$3,106,389	$488,893	$64,868	$2,552,628
1290 VT Equity Income Portfolio	$3,443,265	$824,901	$—	$2,618,364
1290 VT GAMCO Mergers & Acquisitions Portfolio	$1,497,948	$130,027	$—	$1,367,921
1290 VT GAMCO Small Company Value Portfolio	$24,780,965	$—	$—	$24,780,965
1290 VT High Yield Bond Portfolio	$1,676,304	$223,868	$—	$1,452,436
1290 VT Micro Cap Portfolio	$1,372,267	$307,285	$—	$1,064,982
1290 VT Moderate Growth Allocation Portfolio	$1,551,940	$173,036	$—	$1,378,904
1290 VT Multi-Alternative Strategies Portfolio	$48,968	$69,562	$—	$(20,594)
1290 VT Natural Resources Portfolio	$163,694	$217,583	$—	$(53,889)
1290 VT Real Estate Portfolio	$181,383	$178,069	$—	$3,314
1290 VT Small Cap Value Portfolio	$3,244,983	$427,436	$—	$2,817,547
1290 VT SmartBeta Equity ESG Portfolio	$2,568,860	$3,384	$—	$2,565,476
1290 VT Socially Responsible Portfolio	$1,323,062	$—	$—	$1,323,062
ATM International Managed Volatility Portfolio	$5,358,839	$(26,033)	$—	$5,384,872
ATM Large Cap Managed Volatility Portfolio	$12,124,483	$—	$—	$12,124,483
ATM Mid Cap Managed Volatility Portfolio	$1,321,141	$129,965	$—	$1,191,176
ATM Small Cap Managed Volatility Portfolio	$4,287,188	$117,657	$—	$4,169,531
EQ/2000 Managed Volatility Portfolio	$14,773,197	$—	$—	$14,773,197
EQ/400 Managed Volatility Portfolio	$3,527,348	$72,612	$—	$3,454,736
EQ/500 Managed Volatility Portfolio	$32,957,572	$—	$—	$32,957,572
EQ/AB Dynamic Aggressive Growth Portfolio	$6,505,632	$322,306	$—	$6,183,326
EQ/AB Dynamic Growth Portfolio	$7,159,809	$140,146	$—	$7,019,663
EQ/AB Dynamic Moderate Growth Portfolio	$11,071,233	$—	$—	$11,071,233
EQ/AB Short Duration Government Bond Portfolio	$3,961,975	$328,262	$114,272	$3,519,441
EQ/AB Small Cap Growth Portfolio	$9,744,994	$—	$—	$9,744,994
EQ/Aggressive Allocation Portfolio	$2,990,116	$—	$54,629	$2,935,487
EQ/Aggressive Growth Strategy Portfolio	$5,074,535	$—	$—	$5,074,535
EQ/All Asset Growth Allocation Portfolio	$446,510	$—	$—	$446,510
EQ/American Century Mid Cap Value Portfolio	$5,494,843	$1,749,549	$—	$3,745,294
EQ/American Century Moderate Growth Allocation Portfolio	$1,384,197	$223,292	$—	$1,160,905
EQ/Balanced Strategy Portfolio	$2,939,989	$—	$—	$2,939,989
EQ/Capital Group Research Portfolio	$4,449,401	$313,581	$154,989	$3,980,831
EQ/ClearBridge Large Cap Growth ESG Portfolio	$2,908,961	$117,076	$—	$2,791,885
EQ/ClearBridge Select Equity Managed Volatility Portfolio	$4,519,324	$440,716	$—	$4,078,608
EQ/Common Stock Index Portfolio	$23,265,924	$148,321	$553,555	$22,564,048
EQ/Conservative Allocation Portfolio	$626,572	$332,238	$—	$294,334
EQ/Conservative-Plus Allocation Portfolio	$766,094	$(23,767)	$—	$789,861
EQ/Conservative Growth Strategy Portfolio	$1,071,396	$—	$—	$1,071,396
EQ/Conservative Strategy Portfolio	$545,947	$(8,373)	$—	$554,320
EQ/Core Bond Index Portfolio	$16,334,008	$1,309,537	$1,689,052	$13,335,419
EQ/Core Plus Bond Portfolio	$4,432,816	$857,426	$—	$3,575,390
EQ/Emerging Markets Equity PLUS Portfolio	$755,279	$227,010	$—	$528,269

Portfolio	Advisory Fee	Amount of Fees Waived and Other Expenses Assumed by Adviser Pursuant to Expense Limitation Agreement	Voluntary Fee Waiver	Advisory Fee Paid to Adviser After Fee Waiver
EQ/Equity 500 Index Portfolio	$21,027,298	$301,085	$676,863		$20,049,350
EQ/Fidelity Institutional AM® Large Cap Portfolio	$6,976,894	$331,325	$—		$6,645,569
EQ/Franklin Rising Dividends Portfolio	$2,065,066	$383,793	$—		$1,681,273
EQ/Franklin Small Cap Value Managed Volatility Portfolio	$1,711,644	$322,789	$—		$1,388,855
EQ/Global Equity Managed Volatility Portfolio	$12,169,655	$856,992	$400,993		$10,911,670
EQ/Goldman Sachs Growth Allocation Portfolio	$5,499,962	$716,554	$294,442		$4,488,966
EQ/Goldman Sachs Mid Cap Value Portfolio	$1,235,991	$152,057	$—		$1,083,934
EQ/Goldman Sachs Moderate Growth Allocation Portfolio	$6,356,019	$536,944	$216,468		$5,602,607
EQ/Growth Strategy Portfolio	$4,262,403	$—	$—		$4,262,403
EQ/Intermediate Corporate Bond Portfolio	$5,189,724	$743,451	$267,729		$4,178,544
EQ/Intermediate Government Bond Portfolio	$13,401,857	$1,120,373	$1,425,725		$10,855,759
EQ/International Core Managed Volatility Portfolio	$6,931,743	$—	$—		$6,931,743
EQ/International Equity Index Portfolio	$7,596,043	$1,478,887	$—	$	,6117,156
EQ/International Managed Volatility Portfolio	$8,437,381	$—	$—		$8,437,381
EQ/International Value Managed Volatility Portfolio	$5,883,985	$—	$—		$5,883,985
EQ/Invesco Comstock Portfolio	$2,015,188	$120,270	$—		$1,894,918
EQ/Invesco Global Portfolio	$4,165,404	$720,854	$—		$3,444,550
EQ/Invesco Global Real Assets Portfolio	$1,571,716	$—	$—		$1,571,716
EQ/Invesco Moderate Allocation Portfolio	$2,966,840	$323,493	$—		$2,643,347
EQ/Invesco Moderate Growth Allocation Portfolio	$3,130,410	$389,349	$—		$2,741,061
EQ/Janus Enterprise Portfolio	$9,669,650	$—	$—		$9,669,650
EQ/JPMorgan Growth Allocation Portfolio	$6,784,200	$739,956	$—		$6,044,244
EQ/JPMorgan Growth Stock Portfolio	$19,712,153	$2,800,284	$—		$16,911,869
EQ/JPMorgan Hedged Equity and Premium Income Portfolio	$2,414,016	$786,027	$—		$1,627,989
EQ/JPMorgan Value Opportunities Portfolio	$6,763,901	$—	$—		$6,763,901
EQ/Large Cap Core Managed Volatility Portfolio	$9,211,503	$—	$—		$9,211,503
EQ/Large Cap Growth Index Portfolio	$8,920,601	$—	$—		$8,920,601
EQ/Large Cap Growth Managed Volatility Portfolio	$20,618,535	$—	$—		$20,618,535
EQ/Large Cap Value Index Portfolio	$3,077,079	$—	$—		$3,077,079
EQ/Large Cap Value Managed Volatility Portfolio	$16,474,894	$—	$—		$16,474,894
EQ/Lazard Emerging Markets Equity Portfolio	$4,863,992	$565,438	$—		$4,298,554
EQ/Long-Term Bond Portfolio	$8,677,718	$1,005,958	$368,223		$7,303,537
EQ/Loomis Sayles Growth Portfolio	$6,531,911	$399,114	$173,637		$5,959,160
EQ/MFS International Growth Portfolio	$11,508,866	$1,706,155	$—		$9,802,711
EQ/MFS International Intrinsic Value Portfolio	$11,123,822	$952,821	$—		$10,171,001
EQ/MFS Mid Cap Focused Growth Portfolio	$4,568,426	$676,177	$—		$3,892,249
EQ/MFS Technology Portfolio	$8,238,928	$—	$—		$8,238,928
EQ/MFS Utilities Series Portfolio	$1,612,394	$223,263	$—		$1,389,131
EQ/Mid Cap Index Portfolio	$8,465,491	$1,000,737	$526,336		$6,938,418
EQ/Mid Cap Value Managed Volatility Portfolio	$8,187,963	$—	$—		$8,187,963
EQ/Moderate Allocation Portfolio	$4,820,468	$—	$—		$4,820,468
EQ/Moderate-Plus Allocation Portfolio	$6,154,951	$—	$34,389		$6,120,562
EQ/Moderate Growth Strategy Portfolio	$4,778,152	$—	$—		$4,778,152
EQ/Money Market Portfolio	$8,316,609	$—	$—		$8,316,609
EQ/Morgan Stanley Small Cap Growth Portfolio	$3,453,980	$377,093	$—		$3,076,887
EQ/PIMCO Global Real Return Portfolio	$635,093	$315,378	$—		$319,715
EQ/PIMCO Real Return Portfolio	$411,555	$282,819	$—		$128,736
EQ/PIMCO Total Return ESG Portfolio	$1,278,909	$509,687	$—		$769,222
EQ/PIMCO Ultra Short Bond Portfolio	$4,012,995	$712,723	$—		$3,300,272
EQ/Quality Bond PLUS Portfolio	$4,225,280	$—	$35,918		$4,189,362
EQ/Small Company Index Portfolio	$3,695,624	$—	$—		$3,695,624
EQ/T. Rowe Price Health Sciences Portfolio	$1,530,996	$270,963	$—		$1,260,033
EQ/Ultra Conservative Strategy Portfolio	$1,829,712	$(54,712)	$—		$1,884,424
EQ/Value Equity Portfolio	$8,320,289	$—	$—		$8,320,289
EQ/Wellington Energy Portfolio	$1,153,751	$161,762	$—		$991,989
Equitable Conservative Growth MF/ETF Portfolio	$116,172	$38,645	$—		$77,527
Equitable Growth MF/ETF Portfolio	$49,646	$109,086	$—		$(59,440)

Portfolio	Advisory Fee	Amount of Fees Waived and Other Expenses Assumed by Adviser Pursuant to Expense Limitation Agreement	Voluntary Fee Waiver	Advisory Fee Paid to Adviser After Fee Waiver
Equitable Moderate Growth MF/ETF Portfolio	$44,057	$105,669	$—	$(61,612)
Multimanager Aggressive Equity Portfolio	$10,000,877	$—	$—	$10,000,877
Multimanager Core Bond Portfolio	$4,409,341	$1,259,497	$—	$3,149,844
Multimanager Technology Portfolio	$17,487,404	$1,990,734	$933,519	$14,563,151
Target 2015 Allocation Portfolio	$22,987	$143,238	$—	$(120,251)
Target 2025 Allocation Portfolio	$135,764	$39,788	$—	$95,976
Target 2035 Allocation Portfolio	$271,159	$—	$—	$271,159
Target 2045 Allocation Portfolio	$257,571	$—	$—	$257,571
Target 2055 Allocation Portfolio	$142,492	$(45,776)	$—	$188,268

Expense Limitation Provisions

In the interest of limiting through April 30, 2027 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of each Portfolio listed below, the Adviser has entered into an expense limitation agreement with the Trust with respect to the Portfolios (“Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, the Adviser has agreed to waive its and its affiliates’ management, administrative and other fees and, if necessary, make payments to a Portfolio to limit the expenses of the Portfolios so that the annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, acquired fund fees and expenses (unless noted), dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of a Portfolio’s business) as a percentage of average daily net assets, do not exceed the following respective expense ratios:

	Total Annual Operating Expenses Limited to (% of average daily net assets, excluding expenses noted above)
Portfolio	Class IA	Class IB	Class K
1290 VT Convertible Securities Portfolio	N/A	0.90%	0.65%
1290 VT DoubleLine Opportunistic Bond Portfolio	N/A	0.90%	0.65%
1290 VT Equity Income Portfolio	N/A	0.95%	0.70%
1290 VT GAMCO Mergers & Acquisitions Portfolio	N/A	1.25%	1.00%
1290 VT GAMCO Small Company Value Portfolio	N/A	1.07%	0.82%
1290 VT High Yield Bond Portfolio	N/A	1.00%	0.75%
1290 VT Micro Cap Portfolio	N/A	1.15%	0.90%
1290 VT Moderate Growth Allocation Portfolio*	N/A	1.10%	N/A
1290 VT Multi-Alternative Strategies Portfolio	N/A	1.10%	0.85%
1290 VT Natural Resources Portfolio*	N/A	0.90%	0.65%
1290 VT Real Estate Portfolio	N/A	0.90%	0.65%
1290 VT Small Cap Value Portfolio	N/A	1.15%	0.90%
1290 VT SmartBeta Equity ESG Portfolio	N/A	1.10%	0.85%
1290 VT Socially Responsible Portfolio	N/A	1.15%	0.90%
ATM International Managed Volatility Portfolio	N/A	N/A	0.65%
ATM Large Cap Managed Volatility Portfolio	N/A	N/A	0.60%
ATM Mid Cap Managed Volatility Portfolio	N/A	N/A	0.60%
ATM Small Cap Managed Volatility Portfolio	N/A	N/A	0.60%
EQ/2000 Managed Volatility Portfolio	N/A	0.85%	0.60%
EQ/400 Managed Volatility Portfolio	N/A	0.85%	0.60%
EQ/500 Managed Volatility Portfolio	N/A	0.85%	0.60%
EQ/AB Dynamic Aggressive Growth Portfolio*	N/A	1.15%	N/A
EQ/AB Dynamic Growth Portfolio*	N/A	1.15%	N/A
EQ/AB Dynamic Moderate Growth Portfolio*	N/A	1.15%	N/A
EQ/AB Short Duration Government Bond Portfolio	0.765%	0.765%	0.515%
EQ/AB Small Cap Growth Portfolio	N/A	1.00%	0.75%
EQ/Aggressive Allocation Portfolio*	N/A	1.15%	0.90%

	Total Annual Operating Expenses Limited to (% of average daily net assets, excluding expenses noted above)
Portfolio	Class IA	Class IB	Class K
EQ/Aggressive Growth Strategy Portfolio*	N/A	1.15%	N/A
EQ/All Asset Growth Allocation Portfolio*	N/A	1.25%	1.00%
EQ/American Century Mid Cap Value Portfolio*	N/A	1.00%	0.75%
EQ/American Century Moderate Growth Allocation Portfolio*	N/A	1.15%	N/A
EQ/Balanced Strategy Portfolio*	N/A	1.05%	N/A
EQ/Capital Group Research Portfolio	N/A	0.95%	0.70%
EQ/ClearBridge Large Cap Growth ESG Portfolio	N/A	1.00%	0.75%
EQ/ClearBridge Select Equity Managed Volatility Portfolio	N/A	1.05%	0.80%
EQ/Common Stock Index Portfolio	0.6675%	0.6675%	0.4175%
EQ/Conservative Allocation Portfolio*	N/A	1.00%	0.75%
EQ/Conservative Growth Strategy Portfolio*	N/A	1.00%	N/A
EQ/Conservative Strategy Portfolio*	N/A	0.95%	N/A
EQ/Conservative-Plus Allocation Portfolio*	N/A	1.10%	0.85%
EQ/Core Bond Index Portfolio	N/A	0.615%	0.365%
EQ/Core Plus Bond Portfolio*	0.93%	0.93%	0.68%
EQ/Emerging Markets Equity PLUS Portfolio	N/A	1.20%	0.95%
EQ/Equity 500 Index Portfolio	0.53%	0.53%	0.28%
EQ/Fidelity Institutional AM® Large Cap Portfolio*	N/A	0.87%	0.62%
EQ/Franklin Rising Dividends Portfolio*	N/A	0.87%	0.62%
EQ/Franklin Small Cap Value Managed Volatility Portfolio	N/A	1.05%	0.80%
EQ/Global Equity Managed Volatility Portfolio	N/A	1.075%	0.825%
EQ/Goldman Sachs Growth Allocation Portfolio*	N/A	1.15%	N/A
EQ/Goldman Sachs Mid Cap Value Portfolio*	N/A	1.09%	0.84%
EQ/Goldman Sachs Moderate Growth Allocation Portfolio*	N/A	1.15%	N/A
EQ/Growth Strategy Portfolio*	N/A	1.10%	N/A
EQ/Intermediate Corporate Bond Portfolio	N/A	0.64%	0.39%
EQ/Intermediate Government Bond Portfolio	0.615%	0.615%	0.365%
EQ/International Core Managed Volatility Portfolio	N/A	1.05%	0.80%
EQ/International Equity Index Portfolio*	0.72%	0.72%	0.47%
EQ/International Managed Volatility Portfolio	N/A	0.90%	0.65%
EQ/International Value Managed Volatility Portfolio	N/A	1.05%	0.80%
EQ/Invesco Comstock Portfolio	N/A	1.00%	0.75%
EQ/Invesco Global Portfolio	N/A	1.10%	0.85%
EQ/Invesco Global Real Assets Portfolio*	N/A	1.20%	0.95%
EQ/Invesco Moderate Allocation Portfolio*	N/A	1.15%	N/A
EQ/Invesco Moderate Growth Allocation Portfolio*	N/A	1.15%	N/A
EQ/Janus Enterprise Portfolio	N/A	1.05%	0.80%
EQ/JPMorgan Growth Allocation Portfolio*	N/A	1.15%	N/A
EQ/JPMorgan Growth Stock Portfolio	N/A	0.96%	0.71%
EQ/JPMorgan Hedged Equity and Premium Income Portfolio*	N/A	1.15%	N/A
EQ/JPMorgan Value Opportunities Portfolio	N/A	1.00%	0.75%
EQ/Large Cap Core Managed Volatility Portfolio	N/A	0.90%	0.65%
EQ/Large Cap Growth Index Portfolio	N/A	0.73%	0.48%
EQ/Large Cap Growth Managed Volatility Portfolio	N/A	0.90%	0.65%
EQ/Large Cap Value Index Portfolio	N/A	0.75%	0.50%
EQ/Large Cap Value Managed Volatility Portfolio	N/A	0.90%	0.65%
EQ/Lazard Emerging Markets Equity Portfolio*	N/A	1.35%	1.10%
EQ/Long-Term Bond Portfolio	N/A	0.64%	0.39%
EQ/Loomis Sayles Growth Portfolio	N/A	1.03%	0.78%
EQ/MFS International Growth Portfolio	N/A	1.10%	0.85%
EQ/MFS International Intrinsic Value Portfolio*	N/A	1.15%	0.90%
EQ/MFS Mid Cap Focused Growth Portfolio*	N/A	1.10%	0.85%
EQ/MFS Technology Portfolio*	N/A	1.14%	0.89%
EQ/MFS Utilities Series Portfolio*	N/A	1.05%	0.80%
EQ/Mid Cap Index Portfolio	N/A	0.64%	0.39%
EQ/Mid Cap Value Managed Volatility Portfolio	N/A	1.00%	0.75%
EQ/Moderate Allocation Portfolio*	1.08%	1.08%	0.83%
EQ/Moderate Growth Strategy Portfolio*	N/A	1.10%	N/A
EQ/Moderate-Plus Allocation Portfolio*	N/A	1.11%	0.86%
EQ/Morgan Stanley Small Cap Growth Portfolio	N/A	1.15%	0.90%

	Total Annual Operating Expenses Limited to (% of average daily net assets, excluding expenses noted above)
Portfolio	Class IA	Class IB	Class K
EQ/PIMCO Global Real Return Portfolio	N/A	0.85%	0.60%
EQ/PIMCO Real Return Portfolio*	N/A	0.75%	0.50%
EQ/PIMCO Total Return ESG Portfolio*	N/A	0.75%	0.50%
EQ/PIMCO Ultra Short Bond Portfolio	N/A	0.79%	0.54%
EQ/Quality Bond PLUS Portfolio	0.80%	0.80%	0.55%
EQ/Small Company Index Portfolio	N/A	0.64%	0.39%
EQ/T. Rowe Price Health Sciences Portfolio*	N/A	1.20%	0.95%
EQ/Ultra Conservative Strategy Portfolio*	N/A	0.95%	N/A
EQ/Value Equity Portfolio	N/A	0.95%	0.70%
EQ/Wellington Energy Portfolio*	N/A	1.19%	0.94%
Equitable Conservative Growth MF/ETF Portfolio*	N/A	1.10%	0.85%
Equitable Growth MF/ETF Portfolio*	N/A	1.10%	0.85%
Equitable Moderate Growth MF/ETF Portfolio*	N/A	1.10%	0.85%
Multimanager Aggressive Equity Portfolio	1.00%	1.00%	0.75%
Multimanager Core Bond Portfolio	N/A	0.85%	0.60%
Multimanager Technology Portfolio	N/A	1.17%	0.92%
Target 2015 Allocation Portfolio*	N/A	1.10%	0.85%
Target 2025 Allocation Portfolio*	N/A	1.10%	0.85%
Target 2035 Allocation Portfolio*	N/A	1.10%	0.85%
Target 2045 Allocation Portfolio*	N/A	1.10%	0.85%
Target 2055 Allocation Portfolio*	N/A	1.10%	0.85%

N/A	– This class of shares is not offered.
*	For purposes of calculating the maximum annual operating expense limit, acquired fund fees and expenses are included in annual operating expenses.

The Adviser may be reimbursed the amount of any such waivers or payments in the future provided that the waivers or payments are reimbursed within three years of the waivers or payments being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous waivers or payments made, the Portfolio will be charged such lower expenses. Waivers or payments will increase returns and yield, and reimbursement of waivers or payments will decrease returns and yield.

Voluntary Expense Limitation Provisions

With respect to the Portfolios listed below, the Adviser has voluntarily undertaken, effective June 29, 2026, to waive its and its affiliates’ management, administrative and other fees and, if necessary, make payments to a Portfolio to limit the expenses of the Portfolios so that the annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of a Portfolio’s business) as a percentage of average daily net assets, do not exceed the following respective expense ratios:

	Total Annual Operating Expenses Voluntarily Limited to (% of average daily net assets, excluding expenses noted above)
Portfolio^	Class IA	Class IB	Class K
EQ/Core Bond Index Portfolio	N/A	0.605%	0.355%
EQ/Intermediate Government Bond Portfolio	0.605%	0.605%	0.355%
Multimanager Core Bond Portfolio	N/A	0.845%	0.595%

N/A	– This class of shares is not offered.
^	The lower, voluntary expense limitations set forth in the table will become contractual with respect to each Portfolio effective May 1, 2027.

EXHIBIT E – ADDITIONAL FEE INFORMATION

The administration fees paid by the Portfolios to EIM LLC and the 12b-1 fees paid by the Class IA and Class IB shares of the Portfolios to Equitable Distributors during the fiscal year ended December 31, 2025, were as follows:

Portfolio	Administration Fee Paid to EIM LLC	Class IA Distribution Fee Paid to Equitable Distributors	Class IB Distribution Fee Paid to Equitable Distributors	Total Distribution Fees
1290 VT Convertible Securities Portfolio	$47,094	$—	$75,167	$75,167
1290 VT DoubleLine Opportunistic Bond Portfolio	$468,657	$—	$190,270	$190,270
1290 VT Equity Income Portfolio	$415,663	$—	$525,538	$525,538
1290 VT GAMCO Mergers & Acquisitions Portfolio	$150,690	$—	$351,179	$351,179
1290 VT GAMCO Small Company Value Portfolio	$3,259,678	$—	$8,028,261	$8,028,261
1290 VT High Yield Bond Portfolio	$348,599	$—	$283,689	$283,689
1290 VT Micro Cap Portfolio	$201,479	$—	$22,824	$22,824
1290 VT Moderate Growth Allocation Portfolio	$277,033	$—	$554,263	$554,263
1290 VT Multi-Alternative Strategies Portfolio	$30,003	$—	$9,371	$9,371
1290 VT Natural Resources Portfolio	$30,012	$—	$65,461	$65,461
1290 VT Real Estate Portfolio	$32,827	$—	$50,141	$50,141
1290 VT Small Cap Value Portfolio	$506,652	$—	$646,168	$646,168
1290 VT SmartBeta Equity ESG Portfolio	$332,211	$—	$840,143	$840,143
1290 VT Socially Responsible Portfolio	$239,496	$—	$661,531	$661,531
ATM International Managed Volatility Portfolio	$1,487,027	$—	$—	$—
ATM Large Cap Managed Volatility Portfolio	$3,414,664	$—	$—	$—
ATM Mid Cap Managed Volatility Portfolio	$366,657	$—	$—	$—
ATM Small Cap Managed Volatility Portfolio	$1,188,932	$—	$—	$—
EQ/2000 Managed Volatility Portfolio	$4,192,474	$—	$964,835	$964,835
EQ/400 Managed Volatility Portfolio	$978,552	$—	$745,428	$745,428
EQ/500 Managed Volatility Portfolio	$10,150,543	$—	$606,201	$606,201
EQ/AB Dynamic Aggressive Growth Portfolio	$1,093,729	$—	$2,189,576	$2,189,576
EQ/AB Dynamic Growth Portfolio	$1,210,245	$—	$2,423,144	$2,423,144
EQ/AB Dynamic Moderate Growth Portfolio	$1,909,331	$—	$3,823,594	$3,823,594
EQ/AB Short Duration Government Bond Portfolio	$802,600	$—	$927,473	$927,473
EQ/AB Small Cap Growth Portfolio	$2,363,666	$—	$3,483,607	$3,483,607
EQ/Aggressive Allocation Portfolio	$3,974,209	$—	$7,896,384	$7,896,384
EQ/Aggressive Growth Strategy Portfolio	$6,883,220	$—	$13,784,474	$13,784,474
EQ/All Asset Growth Allocation Portfolio	$557,528	$—	$1,108,408	$1,108,408
EQ/American Century Mid Cap Value Portfolio	$553,008	$—	$1,335,231	$1,335,231
EQ/American Century Moderate Growth Allocation Portfolio	$216,195	$—	$432,561	$432,561
EQ/Balanced Strategy Portfolio	$3,904,539	$—	$7,819,418	$7,819,418
EQ/Capital Group Research Portfolio	$619,486	$—	$1,711,306	$1,711,306
EQ/ClearBridge Large Cap Growth ESG Portfolio	$405,048	$—	$1,100,174	$1,100,174
EQ/ClearBridge Select Equity Managed Volatility Portfolio	$805,936	$—	$592,298	$592,298
EQ/Common Stock Index Portfolio	$6,834,880	$13,484,974	$5,393,969	$18,878,943
EQ/Conservative Allocation Portfolio	$782,465	$—	$1,555,955	$1,555,955
EQ/Conservative-Plus Allocation Portfolio	$956,494	$—	$1,879,373	$1,879,373
EQ/Conservative Growth Strategy Portfolio	$1,344,679	$—	$2,692,986	$2,692,986
EQ/Conservative Strategy Portfolio	$681,634	$—	$1,364,877	$1,364,877
EQ/Core Bond Index Portfolio	$4,627,215	$—	$3,694,897	$3,694,897
EQ/Core Plus Bond Portfolio	$922,482	$340,749	$482,195	$822,944
EQ/Emerging Markets Equity PLUS Portfolio	$134,755	$—	$140,963	$140,963
EQ/Equity 500 Index Portfolio	$10,160,631	$8,556,590	$18,342,784	$26,899,374
EQ/Fidelity Institutional AM® Large Cap Portfolio	$1,208,937	$—	$3,327,679	$3,327,679
EQ/Franklin Rising Dividends Portfolio	$311,626	$—	$860,440	$860,440
EQ/Franklin Small Cap Value Managed Volatility Portfolio	$305,182	$—	$256,157	$256,157
EQ/Global Equity Managed Volatility Portfolio	$2,093,383	$—	$3,054,990	$3,054,990
EQ/Goldman Sachs Growth Allocation Portfolio	$859,530	$—	$1,719,463	$1,719,463
EQ/Goldman Sachs Mid Cap Value Portfolio	$145,352	$—	$401,295	$401,295

Portfolio	Administration Fee Paid to EIM LLC	Class IA Distribution Fee Paid to Equitable Distributors	Class IB Distribution Fee Paid to Equitable Distributors	Total Distribution Fees
EQ/Goldman Sachs Moderate Growth Allocation Portfolio	$995,678	$—	$1,993,884	$1,993,884
EQ/Growth Strategy Portfolio	$5,738,819	$—	$11,492,712	$11,492,712
EQ/Intermediate Corporate Bond Portfolio	$1,342,772	$—	$9,757	$9,757
EQ/Intermediate Government Bond Portfolio	$3,743,358	$200,149	$632,037	$832,186
EQ/International Core Managed Volatility Portfolio	$1,464,645	$—	$2,187,927	$2,187,927
EQ/International Equity Index Portfolio	$1,720,576	$1,742,983	$2,679,040	$4,422,023
EQ/International Managed Volatility Portfolio	$2,341,593	$—	$215,591	$215,591
EQ/International Value Managed Volatility Portfolio	$1,237,131	$—	$1,455,915	$1,455,915
EQ/Invesco Comstock Portfolio	$280,611	$—	$704,169	$704,169
EQ/Invesco Global Portfolio	$443,407	$—	$1,225,115	$1,225,115
EQ/Invesco Global Real Assets Portfolio	$193,630	$—	$534,596	$534,596
EQ/Invesco Moderate Allocation Portfolio	$463,064	$—	$927,136	$927,136
EQ/Invesco Moderate Growth Allocation Portfolio	$488,955	$—	$978,251	$978,251
EQ/Janus Enterprise Portfolio	$1,294,438	$—	$3,156,908	$3,156,908
EQ/JPMorgan Growth Allocation Portfolio	$1,067,074	$—	$2,136,397	$2,136,397
EQ/JPMorgan Growth Stock Portfolio	$2,553,305	$—	$6,374,536	$6,374,536
EQ/JPMorgan Hedged Equity and Premium Income Portfolio	$386,454	$—	$773,189	$773,189
EQ/JPMorgan Value Opportunities Portfolio	$1,051,574	$—	$2,191,400	$2,191,400
EQ/Large Cap Core Managed Volatility Portfolio	$2,399,081	$—	$3,523,059	$3,523,059
EQ/Large Cap Growth Index Portfolio	$2,389,209	$—	$6,511,346	$6,511,346
EQ/Large Cap Growth Managed Volatility Portfolio	$5,706,604	$—	$11,307,804	$11,307,804
EQ/Large Cap Value Index Portfolio	$795,810	$—	$2,197,345	$2,197,345
EQ/Large Cap Value Managed Volatility Portfolio	$4,490,659	$—	$8,193,239	$8,193,239
EQ/Lazard Emerging Markets Equity Portfolio	$440,370	$—	$1,215,993	$1,215,993
EQ/Long-Term Bond Portfolio	$2,316,422	$—	$5,785	$5,785
EQ/Loomis Sayles Growth Portfolio	$796,122	$—	$1,648,918	$1,648,918
EQ/MFS International Growth Portfolio	$1,259,924	$—	$2,001,355	$2,001,355
EQ/MFS International Intrinsic Value Portfolio	$1,195,065	$—	$3,299,939	$3,299,939
EQ/MFS Mid Cap Focused Growth Portfolio	$486,636	$—	$1,343,650	$1,343,650
EQ/MFS Technology Portfolio	$1,016,780	$—	$2,808,543	$2,808,543
EQ/MFS Utilities Series Portfolio	$200,055	$—	$552,032	$552,032
EQ/Mid Cap Index Portfolio	$2,252,812	$—	$6,166,666	$6,166,666
EQ/Mid Cap Value Managed Volatility Portfolio	$1,904,847	$—	$3,790,484	$3,790,484
EQ/Moderate Allocation Portfolio	$6,521,759	$3,889,300	$8,590,857	$12,480,157
EQ/Moderate-Plus Allocation Portfolio	$8,425,174	$—	$16,763,468	$16,763,468
EQ/Moderate Growth Strategy Portfolio	$6,460,639	$—	$12,938,607	$12,938,607
EQ/Money Market Portfolio	$2,415,530	$1,683,619	$4,987,610	$6,671,229
EQ/Morgan Stanley Small Cap Growth Portfolio	$538,959	$—	$460,408	$460,408
EQ/PIMCO Global Real Return Portfolio	$95,826	$—	$217,839	$217,839
EQ/PIMCO Real Return Portfolio	$74,548	$—	$205,777	$205,777
EQ/PIMCO Total Return ESG Portfolio	$231,643	$—	$639,455	$639,455
EQ/PIMCO Ultra Short Bond Portfolio	$729,145	$—	$525,076	$525,076
EQ/Quality Bond PLUS Portfolio	$1,339,111	$333,402	$1,425,063	$1,758,465
EQ/Small Company Index Portfolio	$1,337,687	$—	$3,459,776	$3,459,776
EQ/T. Rowe Price Health Sciences Portfolio	$145,843	$—	$402,893	$402,893
EQ/Ultra Conservative Strategy Portfolio	$2,371,469	$—	$4,743,336	$4,743,336
EQ/Value Equity Portfolio	$1,370,674	$—	$3,112,089	$3,112,089
EQ/Wellington Energy Portfolio	$122,898	$—	$339,337	$339,337
Equitable Conservative Growth MF/ETF Portfolio	$96,716	$—	$187,242	$187,242
Equitable Growth MF/ETF Portfolio	$41,319	$—	$52,400	$52,400
Equitable Moderate Growth MF/ETF Portfolio	$36,659	$—	$44,550	$44,550
Multimanager Aggressive Equity Portfolio	$2,235,273	$3,969,882	$476,379	$4,446,262
Multimanager Core Bond Portfolio	$1,003,268	$—	$533,281	$533,281
Multimanager Technology Portfolio	$2,387,657	$—	$4,707,530	$4,707,530
Target 2015 Allocation Portfolio	$32,500	$—	$37,601	$37,601
Target 2025 Allocation Portfolio	$169,523	$—	$281,702	$281,702
Target 2035 Allocation Portfolio	$338,575	$—	$634,244	$634,244
Target 2045 Allocation Portfolio	$321,597	$—	$621,836	$621,836
Target 2055 Allocation Portfolio	$177,923	$—	$355,668	$355,668

For the fiscal year ended December 31, 2025, the following Portfolios paid the amounts indicated to affiliated broker-dealers of EIM and/or a sub-adviser:

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid*	Percentage of Total Brokerage Commissions
EQ/American Century Mid Cap Value Portfolio	Bernstein Institutional Services, LLC	$19,739	11.08%
EQ/American Century Moderate Growth Allocation Portfolio	Bernstein Institutional Services, LLC	$2,591	13.93%
EQ/Capital Group Research Portfolio	Bernstein Institutional Services, LLC	$88	0.26%
EQ/ClearBridge Large Cap Growth ESG Portfolio	Bernstein Institutional Services, LLC	$1,572	7.64%
EQ/ClearBridge Select Equity Managed Volatility Portfolio	Bernstein Institutional Services, LLC	$2,135	2.69%
EQ/Fidelity Institutional AM® Large Cap Portfolio	National Financial Services LLC	$37,977	13.17%
EQ/Franklin Rising Dividends Portfolio	Bernstein Institutional Services, LLC	$1,854	7.08%
EQ/Franklin Small Cap Value Managed Volatility Portfolio	Bernstein Institutional Services, LLC	$8,708	7.64%
EQ/Global Equity Managed Volatility Portfolio	Bernstein Institutional Services, LLC	$31	0.01%
EQ/Global Equity Managed Volatility Portfolio	Invesco Capital Markets, Inc.	$200	0.07%
EQ/Goldman Sachs Mid Cap Value Portfolio	BTIG LLC	$429	0.35%
EQ/Goldman Sachs Mid Cap Value Portfolio	Liquidnet, Inc.	$443	0.36%
EQ/Invesco Comstock Portfolio	Invesco Capital Markets, Inc.	$2,435	7.84%
EQ/Invesco Global Portfolio	Invesco Capital Markets, Inc.	$391	0.23%
EQ/Invesco Global Real Assets Portfolio	Invesco Capital Markets, Inc.	$11,234	4.39%
EQ/Invesco Moderate Allocation Portfolio	Invesco Capital Markets, Inc.	$104	2.82%
EQ/Invesco Moderate Growth Allocation Portfolio	Invesco Capital Markets, Inc.	$135	3.86%
EQ/JPMorgan Hedged Equity and Premium Income Portfolio	Bernstein Institutional Services, LLC	$131	0.23%
EQ/Large Cap Core Managed Volatility Portfolio	Bernstein Institutional Services, LLC	$2,700	1.51%
EQ/Large Cap Growth Managed Volatility Portfolio	Bernstein Institutional Services, LLC	$16,348	3.38%
EQ/Mid Cap Value Managed Volatility Portfolio	Bernstein Institutional Services, LLC	$790	0.20%
EQ/Morgan Stanley Small Cap Growth Portfolio	Bernstein Institutional Services, LLC	$291	0.09%
EQ/T. Rowe Price Health Sciences Portfolio	Bernstein Institutional Services, LLC	$31	0.07%
Multimanager Aggressive Equity Portfolio	Bernstein Institutional Services, LLC	$2,277	0.26%
Multimanager Technology Portfolio	Bernstein Institutional Services, LLC	$560	0.23%
Multimanager Technology Portfolio	National Financial Services LLC	$694	0.28%

*	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the Sub-Adviser(s), investment strategy changes, the appointment of new or additional Sub-Advisers, changes in transaction costs and market conditions.

EXHIBIT F – SHAREHOLDER APPROVAL OF CURRENT SUB-ADVISORY AGREEMENT

The table below sets forth the date of the Current Sub-Advisory Agreement for each AB Portfolio and the date on which it was last submitted to a vote of shareholders (in order to approve the agreement):

AB Portfolio	Date of Current Sub-Advisory Agreement	Date Last Approved by Shareholders
1290 VT Natural Resources Portfolio	July 16, 2020	October 25, 2018
1290 VT Real Estate Portfolio	July 16, 2020	October 25, 2018
ATM International Managed Volatility Portfolio	July 16, 2020	October 25, 2018
ATM Large Cap Managed Volatility Portfolio	July 16, 2020	October 25, 2018
ATM Mid Cap Managed Volatility Portfolio	July 16, 2020	October 25, 2018
ATM Small Cap Managed Volatility Portfolio	July 16, 2020	October 25, 2018
EQ/400 Managed Volatility Portfolio	July 16, 2020	October 25, 2018
EQ/500 Managed Volatility Portfolio	July 16, 2020	October 25, 2018
EQ/2000 Managed Volatility Portfolio	July 16, 2020	October 25, 2018
EQ/AB Dynamic Aggressive Growth Portfolio	July 16, 2020	October 25, 2018
EQ/AB Dynamic Growth Portfolio	July 16, 2020	October 25, 2018
EQ/AB Dynamic Moderate Growth Portfolio	July 16, 2020	October 25, 2018
EQ/AB Short Duration Government Bond Portfolio	July 16, 2020	October 25, 2018
EQ/AB Small Cap Growth Portfolio	July 16, 2020	October 25, 2018
EQ/Common Stock Index Portfolio	July 16, 2020	October 25, 2018
EQ/Core Bond Index Portfolio	June 29, 2026	June 2, 2026†
EQ/Emerging Markets Equity PLUS Portfolio	July 16, 2020	October 25, 2018
EQ/Equity 500 Index Portfolio	July 16, 2020	October 25, 2018
EQ/Intermediate Corporate Bond Portfolio	April 3, 2023	March 16, 2023*
EQ/Intermediate Government Bond Portfolio	June 29, 2026	June 2, 2026†
EQ/International Equity Index Portfolio	July 16, 2020	October 25, 2018
EQ/International Managed Volatility Portfolio	July 16, 2020	October 25, 2018
EQ/Large Cap Growth Index Portfolio	July 16, 2020	October 25, 2018
EQ/Large Cap Value Index Portfolio	July 16, 2020	October 25, 2018
EQ/Large Cap Value Managed Volatility Portfolio	July 16, 2020	October 25, 2018
EQ/Long-Term Bond Portfolio	July 30, 2021	July 30, 2021*
EQ/Mid Cap Index Portfolio	July 16, 2020	October 25, 2018
EQ/Quality Bond PLUS Portfolio	July 16, 2020	October 25, 2018
EQ/Small Company Index Portfolio	July 16, 2020	October 25, 2018
Multimanager Aggressive Equity Portfolio	July 16, 2020	October 25, 2018
Multimanager Core Bond Portfolio	June 29, 2026	June 2, 2026†
Multimanager Technology Portfolio	July 16, 2020	October 25, 2018

*	Approved by initial sole shareholder.
†	Approved by shareholders in connection with appointment of AllianceBernstein as a new sub-adviser for the Portfolio.

F-1

EXHIBIT G – FORM OF NEW SUB-ADVISORY AGREEMENT AND FEE SCHEDULES

INVESTMENT SUB-ADVISORY AGREEMENT

INVESTMENT SUB-ADVISORY AGREEMENT (“Agreement”), dated as of [    , 2026], by and between Equitable Investment Management Group, LLC, a limited liability company organized in the State of Delaware (“Adviser”), and AllianceBernstein L.P., a limited partnership organized in the State of Delaware (“Sub-Adviser”).

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Adviser has entered into an investment advisory agreement (“Advisory Agreement”) with EQ Advisors Trust (“Trust”), an investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

WHEREAS, the Adviser is responsible for, among other things, providing a continuous investment program for the portfolios of the Trust, monitoring the implementation of each portfolio’s investment program, assessing each portfolio’s investment objectives and policies, composition, investment style and investment process, effecting transactions for each portfolio and selecting brokers or dealers to execute such transactions for each portfolio, developing and evaluating strategic initiatives with respect to the portfolios, making recommendations to the Board regarding the investment programs of the portfolios, including any changes to portfolio investment objectives and policies, coordinating and/or implement strategic initiatives approved by the Trust’s Board of Trustees (“Trust Board”), and preparing and providing reports to the Trust Board on the impact of such strategic initiatives on the portfolios;

WHEREAS, the Trust’s shareholders are and will be primarily separate accounts maintained by insurance companies for variable life insurance policies and variable annuity contracts (“Policies”) under which income, gains and losses, whether or not realized, from assets allocated to such accounts are, in accordance with the Policies, credited to or charged against such accounts without regard to other income, gains or losses of such insurance companies; as well as other shareholders as permitted under Section 817(h) of the Internal Revenue Code of 1986 and the rules and regulations thereunder with respect to the qualification of variable annuity contracts and variable life insurance policies as insurance contracts under the Code;

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Adviser has the authority under the Advisory Agreement to select and contract with one or more sub-advisers to sub-advise the portfolios of the Trust and the Adviser desires to retain the Sub-Adviser to render investment sub-advisory and certain other services to the portfolio(s) (or an allocated portion thereof) of the Trust specified in Appendix A hereto, as amended from time to time (“Portfolio(s)”), in the manner and on the terms hereinafter set forth;

WHEREAS, the Trust Board has approved the selection of the Sub-Adviser as a sub-adviser to the Portfolio(s);

WHEREAS, the Sub-Adviser is willing to furnish such services to the Portfolio(s); and

WHEREAS, in connection with the delegation of responsibilities to a sub-adviser, the Adviser remains responsible for, among other things: (1) overseeing the performance of delegated functions by each sub-adviser; (2) assessing each portfolio’s investment focus and furnishing the Trust Board with periodic reports concerning the performance of delegated responsibilities by the sub-adviser; (3) allocating and reallocating the assets of a portfolio, or a portion thereof, managed by one or more sub-advisers for such portfolio and coordinating the activities of all sub-advisers; (4) monitoring the sub-adviser’s implementation of the investment program established by the Adviser with respect to each portfolio (or portions thereof) under the management of such sub-adviser; (5) causing the appropriate sub-adviser(s) to furnish to the Trust Board such information and reports as the Trust Board may reasonably request; and (6) compensating the sub-adviser in the manner specified by the sub-advisory agreement;

NOW, THEREFORE, the Adviser and the Sub-Adviser agree as follows:

1. APPOINTMENT OF SUB-ADVISER

The Adviser hereby appoints the Sub-Adviser to act as sub-adviser to the Portfolio(s), subject to the supervision and oversight of the Adviser and the Trust Board, and in accordance with the terms and conditions of this Agreement. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust, except as expressly authorized in this Agreement or another writing by the Adviser or the Trust and the Sub-Adviser.

2. ACCEPTANCE OF APPOINTMENT

The Sub-Adviser accepts its appointment as sub-adviser to the Portfolio(s) and agrees to render the services herein set forth, for the compensation herein provided.

The assets of the Portfolio(s) will be maintained in the custody of a custodian (who shall be identified by the Adviser in writing). The Sub-Adviser will not have custody of any cash, securities or other assets of the Portfolio(s) and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reliance on instructions of the Sub-Adviser.

3. SERVICES TO BE RENDERED BY SUB-ADVISER

A. As a sub-adviser to the Portfolio(s), the Sub-Adviser will invest and reinvest the assets of the Portfolio(s) and determine the composition of the assets of the Portfolio(s), subject always to the supervision and control of the Adviser and the Trust Board.

B. As part of the services it will provide hereunder, the Sub-Adviser will:

(i) obtain and evaluate, to the extent deemed necessary or advisable by the Sub-Adviser in its discretion, pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Portfolio(s) or are under consideration for inclusion in the Portfolio(s);

(ii) formulate and implement a continuous investment program for each of the Portfolio(s);

(iii) take whatever reasonable steps are necessary to implement the investment program(s) for the Portfolio(s) by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program(s) of the Portfolio(s);

(iv) keep the Adviser fully informed in writing on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the investment and reinvestment of the assets of the Portfolio(s), the Sub-Adviser and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Trust Board; and attend meetings with the Adviser and/or the Trust Board, as reasonably requested, to discuss the foregoing;

(v) in accordance with procedures and methods established by the Trust Board, which may be amended from time to time, to the extent not prohibited by applicable law or confidentiality obligation, provide, upon request, reasonable assistance in determining the fair value of, and/or use reasonable efforts to arrange for the provision of valuation information or fair value prices from parties independent of the Sub-Adviser for, each security or other asset of the Portfolio(s) for which market quotations are not readily available. The Adviser agrees that the Sub-Adviser is not a pricing agent for the Trust;

(vi) provide, upon request, any and all reasonable material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages that have investment objectives, policies and strategies substantially similar to those employed by the Sub-Adviser in managing the Portfolio(s) or that may be reasonably necessary, under applicable laws, to allow the Trust or its agent to present information concerning the Sub-Adviser’s prior performance in the Prospectus (as hereinafter defined) or in any permissible reports and materials prepared by the Adviser, the Trust or their agents; and

(vii) cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents, and all other agents and representatives of the Trust and the Adviser; keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser; and provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

C. In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following: (i) the Trust’s Agreement and Declaration of Trust and By-Laws, each as amended from time to time (“Governing Documents”); (ii) the currently effective Prospectus and Statement of Additional Information of the Trust, filed with the U.S. Securities and Exchange Commission (“SEC”) as part of the Trust’s registration statement on Form N-1A and delivered to the Sub-Adviser, as amended and/or supplemented (“Prospectus”); (iii) the Investment Company Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Portfolio(s); (iv) the Trust’s Compliance Manual and other policies and procedures adopted from time to time by the Trust Board; and (v) the written instructions of the Adviser. Prior to the commencement of the Sub-Adviser’s services hereunder, the Adviser shall provide the Sub-Adviser with current copies of the Governing Documents, Prospectus, Compliance Manual, and other relevant policies and procedures adopted by the Trust Board. The Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document. The Adviser agrees that the Sub-Adviser shall be afforded a reasonable amount of time to implement any change in applicable law, rule or regulation (but in no event, except after obtaining a proper exemptive order or other relief or the Adviser’s consent, beyond the mandatory compliance date for any such change), any change in the Governing Documents, Prospectus, Compliance Manual, or other relevant policies and procedures adopted by the Trust Board. The Adviser agrees that the Sub-Adviser is not a compliance agent for the Trust or the Adviser, may not have access to all of the books and records of the Portfolio(s) necessary to perform compliance testing, and will not be obligated to request any books and records of the Portfolio(s) not in the Sub-Adviser’s possession for purposes of compliance testing.

D. In furnishing services hereunder, to the extent prohibited under, or necessary to comply with, the Investment Company Act, the Sub-Adviser will not consult with any other sub-adviser to (i) the Portfolio(s), (ii) any other portfolio of the Trust or (iii) any other investment company under common control with the Trust concerning transactions of the Portfolio(s) in securities or other assets. (For the avoidance of doubt, the foregoing restriction shall not be deemed to prohibit the Sub-Adviser from consulting with (i) any of its affiliated persons concerning transactions in securities or other assets or (ii) any of the other covered sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the Investment Company Act.)

E. The Sub-Adviser, at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses and fees of any personnel, required for it to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. The Sub-Adviser will not be responsible for the expenses of the Portfolio(s), the Trust or the Adviser, including, but not limited to: expenses incurred in the distribution of shares of the Portfolio(s); fees and expenses related to any required filings, or any amendment or supplement thereto, under the Securities Act of 1933, as amended (“Securities Act”), the Investment Company Act or otherwise; interest expense, taxes, fees and commissions of every kind; and charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents and other service providers to the Portfolio(s) or the Trust.

F. The Sub-Adviser will select brokers and dealers to effect all portfolio transactions for the Portfolio(s) subject to the conditions set forth herein. The Sub-Adviser will place all necessary orders with brokers, dealers or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for the Portfolio(s) in accordance with any written policies, practices or procedures (i) established by the Trust Board or the Adviser and provided to the Sub-Adviser or (ii) described in the Prospectus. In placing any orders for the purchase or sale of investments for the Portfolio(s), in the name of the Portfolio(s) or a nominee of the Portfolio(s), the Sub-Adviser shall use its best efforts to seek to obtain for the Portfolio(s) “best execution,” consistent with its obligations under applicable laws and regulations considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement. In no instance will securities or other assets be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the Investment Company Act, the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust.

G. Subject to the appropriate policies and procedures approved by the Trust Board, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), cause the Portfolio(s) to pay a broker or dealer that provides brokerage or research services to the Sub-Adviser or the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of the brokerage or research services provided viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the accounts as to which it exercises investment discretion. To the extent authorized by Section 28(e) and the Trust Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. Subject to seeking best execution, the Adviser or the Trust Board may direct the Sub-Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

H. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio(s) as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner which the Sub-Adviser considers to be equitable and consistent with its fiduciary obligations to the Portfolio(s) and to its other clients over time. The Adviser agrees that the Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Portfolio(s). The Adviser also acknowledges that Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Portfolio(s), and that the Sub-Adviser will carry out its duties hereunder together with its duties under such relationships. Nothing in this Agreement shall be deemed to confer upon the Sub-Adviser any obligation to purchase or sell or to recommend for purchase or sale for the Portfolio(s) any investment that the Sub-Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole discretion of the Sub-Adviser it is for any reason impractical or undesirable to take such action or make such recommendation for the Portfolio(s).

I. The Sub-Adviser will maintain all accounts, books and records with respect to the Portfolio(s) that are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder and that are not being maintained by the Adviser, and shall file with the SEC all forms pursuant to Section 13 of the Exchange Act with respect to its duties as are set forth herein.

J. The Sub-Adviser will, unless and until otherwise directed by the Adviser or the Trust Board, exercise in accordance with the Sub-Adviser’s policies and procedures all rights of security holders with respect to securities held by the Portfolio(s), including, but not limited to: voting proxies, converting, tendering, exchanging or redeeming securities; providing information related to class-action litigation (including litigation with respect to securities previously held); and exercising rights in the context of a bankruptcy or other reorganization. The Sub-Adviser will not be responsible for making any class action filings on behalf of the Portfolio(s). The

Sub-Adviser shall promptly provide the Adviser with any information it receives regarding class action claims or any other legal matters involving any asset held in the Portfolio(s) and shall cooperate with the Adviser to the extent necessary for the Adviser to pursue or participate in any such action. The Sub-Adviser will also promptly notify the Adviser if the Sub-Adviser determines to opt out of a class action litigation or otherwise commence an independent litigation (domestic or foreign) for securities held or previously held in the Sub-Adviser’s proprietary accounts that are also held or were previously held by the Portfolio(s).

4. LIMITED POWER OF ATTORNEY

The Adviser hereby appoints the Sub-Adviser as the Trust’s agent and attorney-in-fact for the limited purpose of executing account documentation, agreements, contracts and other documents on behalf of the Portfolio(s), as the Sub-Adviser shall be requested by brokers, dealers or other intermediaries, counterparties and other persons or entities in connection with the services provided by it hereunder. The Adviser, on behalf of the Trust, hereby ratifies and confirms as good and effectual, at law or in equity, all that the Sub-Adviser, and its officers and employees, may do in the capacity as attorney-in-fact. Nothing in this Agreement shall be construed as imposing a duty on the Sub-Adviser, or its officers and employees, to act on or assume responsibility for any matters in its capacity as attorney-in-fact. Any person dealing with the Sub-Adviser in its capacity as attorney-in-fact hereunder is hereby expressly put on notice that the Sub-Adviser is acting solely in the capacity as an agent of the Trust, that the Trust’s certificate of trust is on file with the Delaware Secretary of State and that the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series of the Trust are enforceable against the assets of such series only, and not against the assets of the Trust generally, or any other series thereof. The Sub-Adviser assumes no personal liability whatsoever for obligations of the Portfolio(s) entered into by the Sub-Adviser in its capacity as attorney-in-fact. For the avoidance of doubt, nothing in this Section 4 is intended to obviate any liability of the Sub-Adviser under this Agreement to the extent contemplated in Section 6.A. If requested by the Sub-Adviser, the Adviser agrees to have the Trust execute and deliver to the Sub-Adviser a separate form of Limited Power of Attorney in form and substance reasonably acceptable to the Sub-Adviser.

5. COMPENSATION OF SUB-ADVISER

The Adviser will pay the Sub-Adviser a fee with respect to each of the Portfolio(s) as specified in Appendix A to this Agreement. Payments shall be made to the Sub-Adviser on or about the fifth day of each month; however, this fee will be calculated daily for each of the Portfolio(s) based on the net assets thereof on each day and accrued on a daily basis.

6. LIABILITY AND INDEMNIFICATION

A. Except as may otherwise be provided by the Investment Company Act or any other federal securities law (whose provisions may not be waived or altered by contract), the Sub-Adviser shall not be liable for any losses, claims, damages, liabilities or litigation (including reasonable attorneys fees) incurred or suffered by the Portfolio(s), the Trust or the Adviser as a result of any error of judgment, mistake of law, or other action or omission by the Sub-Adviser; provided, however, that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser for, and the Sub-Adviser shall indemnify and hold harmless the Adviser and the Trust, all affiliated persons thereof (as defined in Section 2(a)(3) of the Investment Company Act) and all controlling persons thereof (as described in Section 15 of the Securities Act) (collectively, “Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the Securities Act, the Investment Company Act, the Advisers Act or any other statute, or at common law or otherwise, arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Portfolio(s), the Trust or the Adviser, or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees (as defined below) for use therein.

B. Except as may otherwise be provided by the Investment Company Act or any other federal securities law (whose provisions may not be waived or altered by contract), the Adviser shall not be liable for any losses, claims, damages, liabilities or litigation (including reasonable attorneys fees) incurred or suffered by the Sub-Adviser as a result of any error of judgment, mistake of law, or other action or omission by the Adviser; provided, however, that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (as defined in Section 2(a)(3) of the Investment Company Act) and all controlling persons thereof (as described in Section 15 of the Securities Act) (collectively, “Sub-Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the Securities Act, the Investment Company Act, the Advisers Act or any other statute, or at common law or otherwise, arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Portfolio(s), the Trust or the Adviser, or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees.

7. REPRESENTATIONS OF ADVISER

The Adviser represents, warrants and covenants that:

A. The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing its obligations under this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform its obligations under this Agreement; (iv) has the power and authority to enter into and perform its obligations under this Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as the investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.

B. The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Sub-Adviser with a copy of such code of ethics.

C. The Adviser will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio(s) and affecting the Sub-Adviser; provided, however, that routine regulatory examinations not involving the Sub-Adviser shall not be required to be reported by this provision.

D. The Adviser is registered as a commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”) and is a member of the National Futures Association (“NFA”). With respect to each of the Portfolio(s), the Adviser has claimed either (1) the CPO exclusion in Commodity Futures Trading Commission (“CFTC”) Regulation 4.5 with respect to the Portfolio and, in such case, the Adviser will file the notice required under CFTC Regulation 4.5 with respect to the Portfolio and will annually reaffirm such notice filing on behalf of the Portfolio as required by CFTC Regulation 4.5; or (2) the relief in CFTC Regulation 4.12(c)(1)(ii) with respect to the Portfolio. Information regarding whether the Adviser has claimed either the CPO exclusion in CFTC Regulation 4.5 or the relief in CFTC Regulation 4.12(c)(1)(ii) with respect to a Portfolio is available on the NFA’s website at www.nfa.futures.org. The Adviser further represents, warrants and covenants that each of the Portfolio(s) is, and until this Agreement is terminated will remain, an “eligible contract participant” within the meaning of Section 1a(18) of the CEA.

8. REPRESENTATIONS OF SUB-ADVISER

The Sub-Adviser represents, warrants and covenants as follows:

A. The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing its obligations under this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform its obligations under this Agreement; (iv) has the power and authority to enter into and perform its obligations under this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.

B. The Sub-Adviser, and any affiliate providing investment advisory services in connection with this Agreement, has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Adviser and the Trust Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the Chief Compliance Officer of the Sub-Adviser and of any such affiliate shall certify to the Adviser and the Trust that the Sub-Adviser and any such affiliate have complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser’s or any such affiliate’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser’s employees or agents to examine the reports required to be made to the Sub-Adviser or any such affiliate by Rule 17j-1(c)(1) and, subject to confidentiality obligations (and unless prohibited under applicable law), other appropriate records relating to such reports or violations of the Sub-Adviser’s or such affiliate’s code of ethics.

C. The Sub-Adviser will promptly notify the Adviser and the Trust if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio(s) or the Trust; provided, however, that routine regulatory examinations not involving the Portfolio(s) or the Trust shall not be required to be reported by this provision.

D. The Sub-Adviser has provided the Adviser and the Trust Board with a copy of its current brochure and brochure supplement(s), which as of the date of this Agreement are Parts 2A and 2B of its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to the Adviser and the Trust Board at least annually. Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

E. The Sub-Adviser will notify the Adviser and the Trust Board of any changes in the key personnel who are either the portfolio manager(s) of the Portfolio(s) or senior management of the Sub-Adviser, in each case prior to or promptly after such change.

F. The Sub-Adviser agrees to maintain a commercially reasonable level of errors and omissions or professional liability insurance coverage.

G. The Sub-Adviser agrees that neither it, nor any of its affiliates, will knowingly in any way refer directly or indirectly to its relationship with the Portfolio(s), the Trust or the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser, except as required by rule, regulation or upon the request of a governmental authority. However, the Sub-Adviser may use the performance of the Portfolio(s) in its composite performance. Nothing in this Agreement is intended to prevent, or shall be construed as preventing, the Sub-Adviser or its affiliates from using the names of the Portfolio(s), the Trust or the Adviser in any response to a request for information/proposal, and the Sub-Adviser and its affiliates are expressly authorized to include the names of the Portfolio(s), the Trust and the Adviser on a representative client list.

H. Although the Sub-Adviser is registered as a commodity trading advisor (“CTA”) under the CEA, the Sub-Adviser is providing commodity interest trading advice to the Adviser with respect to each of the Portfolio(s) as if the Sub-Adviser were exempt from CTA registration in reliance on an exemption under the CEA or the regulations promulgated thereunder.

I. The Sub-Adviser agrees to promptly notify the Adviser if any of the above representations, warranties and covenants ceases to be true.

9. QUALIFIED ELIGIBLE PERSON STATUS AND CFTC DISCLOSURE RELIEF

A. The Sub-Adviser is registered as a commodity trading advisor (“CTA”) under the CEA and is a member of the NFA.

B. The Adviser acknowledges that the Sub-Adviser intends to treat the account of each of the Portfolio(s) as an “exempt account” under CFTC Regulation 4.7(c). Accordingly, the Adviser hereby represents that each of the Portfolio(s) is a “qualified eligible person” under CFTC Regulation 4.7 (“Qualified Eligible Person”). The Adviser hereby consents to the treatment of the account of each of the Portfolio(s) with the Sub-Adviser as an “exempt account” within the meaning of CFTC Regulation 4.7(c).

C. The Sub-Adviser agrees to promptly notify the Adviser if any of the above representations, warranties and covenants ceases to be true.

10. NON-EXCLUSIVITY

The services provided by the Sub-Adviser pursuant to this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities. It is understood and agreed that the directors, officers and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, managers, trustees, directors, officers or employees of any other firm or corporation; provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Sub-Adviser’s ability to meet its obligations hereunder.

11. CONFIDENTIALITY

Each party to this Agreement agrees that it shall treat as confidential, and not disclose to any third party, any information (including the Sub-Adviser’s investment advice) provided to it (“Receiving Party”) by the other party (“Disclosing Party”) that is marked “Confidential” or that reasonably should be known to be confidential, including the investment activities or holdings of the Portfolio(s) (collectively, “Confidential Information”) except to the extent expressly permitted or required under applicable laws and regulations. All Confidential Information that a Disclosing Party provides to a Receiving Party shall not be used by the Receiving Party for any purpose not permitted under this Agreement. The foregoing (a) shall not be applicable to any information that is publicly available when provided by the Disclosing Party or which thereafter becomes publicly available other than in contravention of this Agreement or any confidentiality obligation known to the Receiving Party, (b) shall not prevent disclosure or use of any Confidential Information to the extent necessary to render the services or perform the obligations pursuant to this Agreement, provided that any disclosure to a third party is made subject to confidentiality obligations, and (c) shall not prevent disclosures expressly permitted or required under applicable law, rule or regulation subject to compliance with the following. If a Receiving Party becomes legally compelled (by interrogatories, requests for information or documents, subpoenas, civil investigative demands, applicable regulations or similar processes) to disclose any Confidential Information, the Receiving Party agrees to provide (to the extent practicable and not prohibited under applicable law) the Disclosing Party with prompt notice of that request(s) so that the Disclosing Party may seek an appropriate protective order or other appropriate remedy and/or waive the Receiving Party’s compliance with the provisions of this Agreement. If that protective order or other remedy is not obtained by the date that the Receiving Party must comply with the request, or if the Disclosing Party waives compliance with the provisions of this Agreement, the Receiving Party agrees to furnish only that portion of the Confidential Information which is legally required in the reasonable opinion of its counsel, and to exercise commercially reasonable efforts to obtain a protective order or other reliable assurance that confidential treatment will be accorded to that portion of the Confidential Information which is being furnished or disclosed.

12. SUPPLEMENTAL ARRANGEMENTS

The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by the Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Portfolio(s) that would constitute an assignment or require a written contract pursuant to the Investment Company Act. Any compensation payable to such person shall be the sole responsibility of the Sub-Adviser, and the Adviser shall have no obligations with respect thereto or otherwise arising under the Agreement. The Adviser hereby consents to: (a) the Sub-Adviser’s affiliate, Sanford C. Bernstein & Co., LLC and its affiliates (the “SCB Affiliates”), providing certain broker-dealer services to the Sub-Adviser pursuant to a services agreement with the Sub-Adviser; (b) the Sub-Adviser’s retention of ISS as a proxy voting service (or another proxy voting service upon notice to the Adviser); and (c) provided that the Sub-Adviser provides information to such third-party vendors subject to confidentiality obligations as contemplated in Section 11 of this Agreement, third-party vendors that the Sub-Adviser ordinarily utilizes for support services. To the extent that any services provided by the SCB Affiliates are investment advisory services, the applicable services agreement will be separately presented to the Trust Board for approval as deemed necessary under Section 15 of the Investment Company Act.

13. REGULATION

Both the Adviser and the Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

14. RECORDS

The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Sub-Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its business or to comply with applicable laws and regulations. In the event of the termination of this Agreement, such other records shall promptly be returned to the Trust by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required by law or regulation.

15. DURATION OF AGREEMENT

This Agreement shall become effective on the date first above written, provided that this Agreement shall not take effect with respect to any of the Portfolio(s) unless it has first been approved with respect to such Portfolio(s) by the Trust Board, including approval by a vote of a majority of those trustees of the Trust who are not “interested persons” (as defined in the Investment Company Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and, if required, by the vote of a majority of the outstanding voting securities of such Portfolio(s). This Agreement shall continue in effect for a period of two years from the date first set forth above, or for any additional Portfolio(s) from the effective date of this Agreement with respect to such Portfolio(s), and shall continue in effect from year to year thereafter, or from year to year after the effective date for additional Portfolio(s), only so long as such continuance is specifically approved at least annually by the Trust Board, including approval by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

16. TERMINATION OF AGREEMENT

This Agreement may be terminated at any time with respect to any or all of the Portfolio(s), without the payment of any penalty, (i) by the Trust Board, including a majority of the Independent Trustees, or the vote of a majority of the outstanding voting securities of the applicable Portfolio(s), on sixty (60) days’ written notice to the Sub-Adviser and the Adviser, or (ii) by the Adviser or the Sub-Adviser on sixty (60) days’ written notice to the other party and the Trust. This Agreement will automatically terminate in the event the Advisory Agreement terminates for any reason. This Agreement will also terminate upon written notice by a party to the other party that the other party is in material breach of this Agreement, unless the party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

17. USE OF SUB-ADVISER’S NAME

The parties agree that the name of the Sub-Adviser, the names of any affiliates of the Sub-Adviser, and any derivative, logo, trademark, service mark or trade name, are the valuable property of the Sub-Adviser and its affiliates. The Adviser and the Trust shall have the right to use such names, derivatives, logos, trademarks, service marks or trade names only with the prior written approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.

Upon termination of this Agreement, the Adviser and the Trust shall forthwith cease to use such names, derivatives, logos, trademarks, service marks or trade names. The Adviser agrees that it will review with the Sub-Adviser any advertisement, sales literature or notice prior to its use that makes reference to the Sub-Adviser or its affiliates or any such names, derivatives, logos, trademarks, service marks or trade names so that the Sub-Adviser may review the context in which it is referred to, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for purposes of the Securities Act, the Investment Company Act, or other applicable laws and regulations. If the Adviser or the Trust makes any unauthorized use of the Sub-Adviser’s names, derivatives, logos, trademarks, service marks or trade names, the parties acknowledge that the Sub-Adviser shall suffer irreparable harm for which monetary damages may be inadequate and, thus, the Sub-Adviser shall be entitled to injunctive relief, as well as any other remedy available under law.

18. AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Portfolio(s) affected by the amendment (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Portfolio(s) if a majority of the outstanding voting securities of the Portfolio(s) vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of other or all of the Portfolio(s) affected by the amendment. Any amendment to this Agreement shall be in writing duly executed by the proper officials of the parties hereto.

19. ASSIGNMENT

Any assignment (as defined in the Investment Company Act) of this Agreement shall result in its automatic termination. For the avoidance of doubt, no assignment shall be deemed to result from any changes in the partners, managers, directors, officers or employees of the Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder. The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment of this Agreement.

20. WAIVER

The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, rule or regulation, (i) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing signed by the other party; (ii) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (iii) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

21. ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

22. HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

23. NOTICES

All notices required to be given pursuant to this Agreement shall be delivered in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or sent by electronic transmission (via facsimile or email) to the address set forth below of each applicable party, or to such other address as the party entitled to receive the notice may designate in writing. Notices sent by registered or certified mail shall be deemed to have been given three business days after deposit of same in the mail. Notices delivered by overnight service shall be deemed to have been given one business day after delivery of the same to a postal service or private courier. Notices sent electronically shall be deemed to have been given when sent. Any notice or other document sent or delivered in any other manner shall be effective only if and when received.

If to the Adviser:	Equitable Investment Management Group, LLC
General Counsel
1345 Avenue of the Americas
New York, New York 10105
Email Address: fmg-legal@equitable.com

If to the Trust:	EQ Advisors Trust
Chief Legal Officer
1345 Avenue of the Americas
New York, New York 10105
E-mail Address: fmg-legal@equitable.com

If to the Sub-Adviser:	AllianceBernstein L.P.
Chief Compliance Officer
501 Commerce Street
Nashville, Tennessee 37203
E-mail Address: IIMLegal@alliancebernstein.com

24. SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

25. LIMITATION OF LIABILITY

The Adviser and the Sub-Adviser hereby expressly acknowledge that the Trust’s certificate of trust is on file in the Office of the Delaware Secretary of State and that the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series of the Trust are enforceable only against the assets of such series only, and not against the assets of the Trust generally or any other series thereof. The Adviser and the Sub-Adviser further acknowledge that an officer or trustee of the Trust, when acting in such capacity, is not personally liable to any person other than the Trust and its shareholders for any act, omission or obligation of the Trust or any trustee thereof.

26. GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York, and any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of New York, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

27. INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “assignment,” and “affiliated person,” as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC		ALLIANCEBERNSTEIN L.P.

By:		By:
	Kenneth Kozlowski		Name:
	Director, Executive Vice President and Chief Investment Officer		Title:

APPENDIX A

TO

INVESTMENT SUB-ADVISORY AGREEMENT

The Adviser shall pay the Sub-Adviser monthly compensation computed daily at an annual rate equal to the following:

Portfolio(s)	Annual Sub-Advisory Fee Rate
EQ/AB Small Cap Growth Portfolio*,† (Active Allocated Portion only)

0.60% of the Active Allocated Portion’s average daily net assets up to and including $1 billion;

0.55% of the Active Allocated Portion’s average daily net assets over $1 billion up to and including $1.5 billion;

0.50% of the Active Allocated Portion’s average daily net assets over $1.5 billion up to and including $2 billion;

0.45% of the Active Allocated Portion’s average daily net assets over $2 billion up to and including $2.5 billion; and

0.40% of the Active Allocated Portion’s average daily net assets over $2.5 billion***

EQ/Large Cap Value Managed Volatility Portfolio* (Active Allocated Portion only)

0.49% of the Active Allocated Portion’s average daily net assets up to and including $100 million;

0.30% of the Active Allocated Portion’s average daily net assets over $100 million up to and including $200 million;

0.25% of the Active Allocated Portion’s average daily net assets over $200 million***

EQ/Large Cap Value Managed Volatility Portfolio* (Index Allocated Portion only)

0.0375% of the Index Allocated Portion’s average daily net assets up to and including $10 billion;

0.03% of the Index Allocated Portion’s average daily net assets over $10 billion and up to and including $20 billion; and

0.02% of the Index Allocated Portion’s average daily net assets over $20 billion***

Dynamic Portfolios, which shall consist of the EQ/AB Dynamic Moderate Growth Portfolio, EQ/AB Dynamic Growth Portfolio, and EQ/AB Dynamic Aggressive Growth Portfolio (collectively referred to as “Dynamic Portfolios”)	0.25% of the Dynamic Portfolios’ average daily net assets up to and including $4 billion; and 0.23% of the Dynamic Portfolios’ average daily net assets over $4 billion**

EQ/Common Stock Index Portfolio

0.025% of the Portfolio’s average daily net assets up to and including $3 billion;

0.02% of the Portfolio’s average daily net assets over $3 billion and up to and including $5 billion; and

0.015% of the Portfolio’s average daily net assets over $5 billion****

Portfolio(s)	Annual Sub-Advisory Fee Rate

EQ/Large Cap Growth Index Portfolio EQ/Small Company Index Portfolio

0.0275% of the Portfolio’s average daily net assets up to and including $3 billion;

0.02% of the Portfolio’s average daily net assets over $3 billion and up to and including $5 billion; and

0.015% of the Portfolio’s average daily net assets over $5 billion****

EQ/Equity 500 Index Portfolio

0.025% of the Portfolio’s average daily net assets up to and including $3 billion;

0.015% of the Portfolio’s average daily net assets over $3 billion and up to and including $8 billion; and

0.0125% of the Portfolio’s average daily net assets over $8 billion****

EQ/International Equity Index Portfolio†	0.02% of the Portfolio’s average daily net assets****

ATM International Managed Volatility Portfolio*

ATM Large Cap Managed Volatility Portfolio*

ATM Mid Cap Managed Volatility Portfolio*

ATM Small Cap Managed Volatility Portfolio*

EQ/2000 Managed Volatility Portfolio*

EQ/400 Managed Volatility Portfolio*

EQ/500 Managed Volatility Portfolio*

EQ/International Managed Volatility Portfolio*

0.02% of the Sub-Adviser Allocated Portion of each Portfolio***

1290 VT Natural Resources Portfolio	0.02% of the Index Allocated Portion’s average daily net assets***

1290 VT Real Estate Portfolio	0.02% of the Index Allocated Portion’s average daily net assets***

EQ/AB Small Cap Growth Portfolio* (Index Allocated Portion only) Multimanager Aggressive Equity Portfolio* (Index Allocated Portion only)

0.02% of the Index Allocated Portion’s average daily net assets up to and including $3 billion;

0.0175% of the Index Allocated Portion’s average daily net assets over $3 billion and up to and including $5 billion; and

0.015% of the Index Allocated Portion’s average daily net assets over $5 billion***

EQ/Quality Bond PLUS Portfolio* (Active Allocated Portion only)	0.20% of the Active Allocated Portion’s average daily net assets up to and including $500 million; and 0.15% of the Active Allocated Portion’s average daily net assets over $500 million***

Portfolio(s)	Annual Sub-Advisory Fee Rate

EQ/Quality Bond PLUS Portfolio* (Index Allocated Portion only)

0.015% of the Index Allocated Portion’s average daily net assets up to and including $2.5 billion;

0.0125% of the Index Allocated Portion’s average daily net assets over $2.5 billion and up to and including $5 billion; and

0.01% of the Index Allocated Portion’s average daily net assets over $5 billion***

EQ/Emerging Markets Equity PLUS Portfolio* (Index Allocated Portion only)

0.10% of the Index Allocated Portion’s average daily net assets up to and including $100 million;

0.09% of the Index Allocated Portion’s average daily net assets over $100 million and up to and including $600 million; and

0.08% of the Index Allocated Portion’s average daily net assets over $600 million***

EQ/AB Short Duration Government Bond Portfolio	0.045% of the Portfolio’s average daily net assets up to and including $10 billion; and 0.04% of the Portfolio’s average daily net assets over $10 billion****

EQ/Intermediate Corporate Bond Portfolio EQ/Long-Term Bond Portfolio

0.015% of the Portfolio’s average daily net assets up to and including $2.5 billion;

0.0125% of the Portfolio’s average daily net assets over $2.5 billion and up to and including $5 billion; and

0.01% of the Portfolio’s average daily net assets over $5 billion****

EQ/Large Cap Value Index Portfolio EQ/Mid Cap Index Portfolio

0.015% of the Portfolio’s average daily net assets up to and including $3 billion;

0.0125% of the Portfolio’s average daily net assets over $3 billion and up to and including $5 billion; and

0.01% of the Portfolio’s average daily net assets over $5 billion****

Multimanager Technology Portfolio* (Index Allocated Portion only)

0.03% of the Index Allocated Portion’s average daily net assets up to and including $100 million;

0.028% of the Index Allocated Portion’s average daily net assets over $100 million and up to and including $600 million; and

0.0275% of the Index Allocated Portion’s average daily net assets over $600 million***

Portfolio(s)	Annual Sub-Advisory Fee Rate

EQ/Core Bond Index Portfolio

0.015% of the Portfolio’s average daily net assets up to and including $2.5 billion;

0.0125% of the Portfolio’s average daily net assets in excess of $2.5 billion and up to and including $5 billion; and

0.01% of the Portfolio’s average daily net assets in excess of $5 billion****

EQ/Intermediate Government Bond Portfolio

0.015% of the Portfolio’s average daily net assets up to and including $2.5 billion;

0.0125% of the Portfolio’s average daily net assets in excess of $2.5 billion and up to and including $5 billion; and

0.01% of the Portfolio’s average daily net assets in excess of $5 billion****

Multimanager Core Bond Portfolio* (Index Allocated Portion only)

0.015% of the Sub-Adviser Allocated Portion’s average daily net assets up to and including $2.5 billion;

0.0125% of the Sub-Adviser Allocated Portion’s average daily net assets in excess of $2.5 billion and up to and including $5 billion; and

0.01% of the Sub-Adviser Allocated Portion’s average daily net assets in excess of $5 billion***

*	Fee to be paid with respect to this Portfolio shall be based only on the portion of the Portfolio’s average daily net assets advised by the Sub-Adviser.
**	The daily sub-advisory fee for the related portfolios is calculated by multiplying the aggregate net assets of the related portfolios at the close of the immediately preceding business day by the Annual Sub-Advisory Fee Rate calculated as set forth above and then dividing the result by the number of days in the year. The daily sub-advisory fee applicable to each Portfolio/Allocated Portion is the portion of the daily sub-advisory fee for the related portfolios that is equal to the Portfolio’s/Allocated Portion’s net assets relative to the aggregate net assets of the related portfolios, including the Portfolio/Allocated Portion, used in the fee calculation for that day.
†	Assets of EQ/International Equity Index Portfolio will be aggregated with the assets of the Active Allocated Portion of the EQ/AB Small Cap Growth Portfolio for purposes of calculating the sub-advisory fee applicable for the Active Allocated Portion of the EQ/AB Small Cap Growth Portfolio.
***	The daily sub-advisory fee for the Allocated Portion is calculated by multiplying the aggregate net assets of the Allocated Portion at the close of the immediately preceding business day by the Annual Sub-Advisory Fee Rate calculated as set forth above and then dividing the result by the number of days in the year.
****	The daily sub-advisory fee for the Portfolio is calculated by multiplying the aggregate net assets of the Portfolio at the close of the immediately preceding business day by the Annual Sub-Advisory Fee Rate calculated as set forth above and then dividing the result by the number of days in the year.

APPENDIX B

TO

INVESTMENT SUB-ADVISORY AGREEMENT

The Sub-Adviser is relying on the relief in CFTC Regulation 4.7(c) with respect to the following Portfolio(s) (each, a “4.7 Portfolio”):

1290 VT Natural Resources Portfolio

1290 VT Real Estate Portfolio

ATM International Managed Volatility Portfolio

ATM Large Cap Managed Volatility Portfolio

ATM Mid Cap Managed Volatility Portfolio

ATM Small Cap Managed Volatility Portfolio

EQ/2000 Managed Volatility Portfolio

EQ/400 Managed Volatility Portfolio

EQ/500 Managed Volatility Portfolio

EQ/AB Dynamic Aggressive Growth Portfolio

EQ/AB Dynamic Growth Portfolio

EQ/AB Dynamic Moderate Growth Portfolio

EQ/AB Short Duration Government Bond Portfolio

EQ/AB Small Cap Growth Portfolio (Active Allocated Portion only)

EQ/AB Small Cap Growth Portfolio (Index Allocated Portion only)

EQ/Common Stock Index Portfolio

EQ/Core Bond Index Portfolio

EQ/Emerging Markets Equity PLUS Portfolio (Index Allocated Portion only)

EQ/Equity 500 Index Portfolio

EQ/Intermediate Corporate Bond Portfolio

EQ/Intermediate Government Bond Portfolio

EQ/International Equity Index Portfolio

EQ/International Managed Volatility Portfolio

EQ/Large Cap Growth Index Portfolio

EQ/Large Cap Value Index Portfolio

EQ/Large Cap Value Managed Volatility Portfolio (Active Allocated Portion only)

EQ/Large Cap Value Managed Volatility Portfolio (Index Allocated Portion only)

EQ/Long-Term Bond Portfolio

EQ/Mid Cap Index Portfolio

EQ/Quality Bond PLUS Portfolio (Active Allocated Portion only)

EQ/Quality Bond PLUS Portfolio (Index Allocated Portion only)

EQ/Small Company Index Portfolio

Multimanager Aggressive Equity Portfolio (Index Allocated Portion only)

Multimanager Core Bond Portfolio (Index Allocated Portion only)

Multimanager Technology Portfolio (Index Allocated Portion only)

EXHIBIT H – FEES PAID TO ALLIANCEBERNSTEIN BY THE ADVISER

The table below shows the sub-advisory fee rate (as a percentage of an AB Portfolio’s average daily net assets managed by AllianceBernstein) and the sub-advisory fees paid by the Adviser to AllianceBernstein with respect to an AB Portfolio during the fiscal year ended December 31, 2025.

AB Portfolio	Sub-Advisory Fee Rate		Sub-Advisory Fee Paid by the Adviser to AllianceBernstein
1290 VT Natural Resources Portfolio	0.02%		$6,552
1290 VT Real Estate Portfolio	0.02%		$7,257
ATM International Managed Volatility Portfolio	0.02%		$60,690
ATM Large Cap Managed Volatility Portfolio	0.02%		$130,988
ATM Mid Cap Managed Volatility Portfolio	0.02%		$15,177
ATM Small Cap Managed Volatility Portfolio	0.02%		$49,832
EQ/400 Managed Volatility Portfolio	N/A	*	N/A	*
EQ/500 Managed Volatility Portfolio	N/A	*	N/A	*
EQ/2000 Managed Volatility Portfolio	N/A	*	N/A	*
EQ/AB Dynamic Aggressive Growth Portfolio	0.25%		$2,190,271
EQ/AB Dynamic Growth Portfolio	0.25%		$2,423,811
EQ/AB Dynamic Moderate Growth Portfolio	0.25%		$3,823,944
EQ/AB Short Duration Government Bond Portfolio	0.05%		$432,294
EQ/AB Small Cap Growth Portfolio	0.53%		$5,091,252
EQ/Common Stock Index Portfolio	0.02%		$1,645,159
EQ/Core Bond Index Portfolio	N/A	**	N/A	**
EQ/Emerging Markets Equity PLUS Portfolio	0.11%		$86,235
EQ/Equity 500 Index Portfolio	0.02%		$2,145,167
EQ/Intermediate Corporate Bond Portfolio	0.01%		$222,429
EQ/Intermediate Government Bond Portfolio	N/A	**	N/A	**
EQ/International Equity Index Portfolio	0.02%		$380,446
EQ/International Managed Volatility Portfolio	N/A	*	N/A	*
EQ/Large Cap Growth Index Portfolio	0.03%		$774,229
EQ/Large Cap Value Index Portfolio	0.02%		$137,509
EQ/Large Cap Value Managed Volatility Portfolio	0.10%		$2,172,058
EQ/Long-Term Bond Portfolio	0.01%		$383,134
EQ/Mid Cap Index Portfolio	0.02%		$378,882
EQ/Quality Bond PLUS Portfolio	0.06%		$428,920
EQ/Small Company Index Portfolio	0.03%		$433,493
Multimanager Aggressive Equity Portfolio	0.02%		$177,654
Multimanager Core Bond Portfolio	N/A	**	N/A	**
Multimanager Technology Portfolio	0.03%		$123,240

*	No sub-advisory fees were paid by the Adviser to AllianceBernstein with respect to the Portfolio because no assets were allocated to AllianceBernstein during the fiscal year.
**	No sub-advisory fees were paid by the Adviser to AllianceBernstein with respect to the Portfolio prior to June 29, 2026.

H-1

EXHIBIT I – FUNDS WITH SIMILAR INVESTMENT OBJECTIVES

ADVISED BY THE ADVISER AND ALLIANCEBERNSTEIN

Funds with Similar Investment Objectives Advised by the Adviser (or Equitable Investment Management, LLC)

The following table lists the names of other mutual funds advised by the Adviser (or advisory affiliate Equitable Investment Management, LLC) with investment objectives similar to the investment objectives of the Portfolios, and sets forth the rate of compensation for the Adviser (or advisory affiliate Equitable Investment Management, LLC) for its advisory services to the Portfolios and such other mutual funds and the net assets (as of the most recently completed fiscal year) of the Portfolios and such other mutual funds.

Small/Mid Cap Growth — Non-Volatility Managed

	(as a percentage of average daily net assets)
	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter	Net Assets
1290 Essex Small Cap Growth Fund^^##	0.750%	0.700%	0.675%	0.650%	0.625%	$96,895,702

	(as a percentage of average daily net assets)
	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter	Net Assets
1290 VT Micro Cap Portfolio^#	0.850%	0.800%	0.775%	0.750%	0.725%	$176,860,122
EQ/Janus Enterprise Portfolio^#±	0.700%	0.650%	0.625%	0.600%	0.575%	$1,464,925,379
EQ/AB Small Cap Growth Portfolio^#	0.550%	0.500%	0.475%	0.450%	0.425%	$1,974,829,403
EQ/MFS Mid Cap Focused Growth Portfolio^#±	0.850%	0.800%	0.775%	0.750%	0.725%	$531,423,663
EQ/Morgan Stanley Small Cap Growth Portfolio^#	0.800%	0.750%	0.725%	0.700%	0.675%	$426,651,139

Small/Mid Cap Value — Non-Volatility Managed

	(as a percentage of average daily net assets)
	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter	Net Assets
1290 GAMCO Small/Mid Cap Value Fund^^##	0.750%	0.700%	0.675%	0.650%	0.625%	$180,626,135

	(as a percentage of average daily net assets)
	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter	Net Assets
1290 VT GAMCO Small Company Value Portfolio^#±	0.750%	0.700%	0.675%	0.650%	0.625%	$3,810,087,712
1290 VT Small Cap Value Portfolio^#	0.800%	0.750%	0.725%	0.700%	0.675%	$399,619,778
EQ/American Century Mid Cap Value Portfolio^#±	0.900%	0.850%	0.825%	0.800%	0.775%	$620,864,388
EQ/Goldman Sachs Mid Cap Value Portfolio^#±	0.770%	0.750%	0.725%	0.680%	0.670%	$171,190,114

Small/Mid Cap Value — Volatility Managed

	(as a percentage of average daily net assets)
	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Next $2.5 Billion	Thereafter	Net Assets
EQ/Franklin Small Cap Value Managed Volatility Portfolio^#	0.700%	0.665%	0.635%	0.610%	0.560%	0.540%	$244,315,428
EQ/Mid Cap Value Managed Volatility Portfolio^#	0.550%	0.525%	0.500%	0.475%	0.425%	0.400%	$1,517,366,556

Small/Mid Cap Blend — Index

	(as a percentage of average daily net assets)
	First $2 Billion	Next $4 Billion	Next $2 Billion	Next $2 Billion	Thereafter	Net Assets
EQ/Mid Cap Index Portfolio^#††±	0.350%	0.300%	0.275%	0.250%	0.225%	$2,626,135,967
EQ/Small Company Index Portfolio^#±	0.250%	0.200%	0.175%	0.150%	0.125%	$1,599,630,956

Large Cap Growth — Non-Volatility Managed

	(as a percentage of average daily net assets)	Net Assets
1290 Avantis® U.S. Large Cap Growth Fund^^##	0.500%	$209,205,202

	(as a percentage of average daily net assets)
	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter	Net Assets
EQ/Loomis Sayles Growth Portfolio^#††±	0.750%	0.700%	0.675%	0.650%	0.625%	$893,535,718
EQ/ClearBridge Large Cap Growth ESG Portfolio^#±	0.650%	0.600%	0.575%	0.550%	0.525%	$449,422,644
EQ/JPMorgan Growth Stock Portfolio^#±	0.750%	0.700%	0.675%	0.650%	0.625%	$2,966,204,726
Multimanager Aggressive Equity Portfolio^#	0.580%	0.550%	0.525%	0.500%	0.475%	$1,879,580,777

Large Cap Growth — Volatility Managed

	(as a percentage of average daily net assets)
	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Next $2.5 Billion	Thereafter	Net Assets
EQ/Large Cap Growth Managed Volatility Portfolio^#	0.500%	0.475%	0.450%	0.425%	0.375%	0.350%	$4,600,833,354

Large Cap Growth — Index

	(as a percentage of average daily net assets)
	First $2 Billion	Next $4 Billion	Next $2 Billion	Next $2 Billion	Thereafter	Net Assets
EQ/Large Cap Growth Index Portfolio^#±	0.350%	0.300%	0.275%	0.250%	0.225%	$2,834,149,682

Large Cap Value — Non-Volatility Managed

	(as a percentage of average daily net assets)
	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter	Net Assets
EQ/Value Equity Portfolio^#±	0.560%	0.540%	0.520%	0.500%	0.475%	$1,519,841,396
EQ/Invesco Comstock Portfolio^#±	0.650%	0.600%	0.575%	0.550%	0.525%	$329,945,792
EQ/JPMorgan Value Opportunities Portfolio^#±	0.600%	0.550%	0.525%	0.500%	0.475%	$1,245,033,015

Large Cap Value — Volatility Managed

	(as a percentage of average daily net assets)
	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Next $2.5 Billion	Thereafter	Net Assets
EQ/Large Cap Value Managed Volatility Portfolio^#	0.500%	0.475%	0.450%	0.425%	0.375%	0.350%	$3,590,784,040

Large Cap Value — Index

	(as a percentage of average daily net assets)
	First $2 Billion	Next $4 Billion	Next $2 Billion	Next $2 Billion	Thereafter	Net Assets
EQ/Large Cap Value Index Portfolio^#††±	0.350%	0.300%	0.275%	0.250%	0.225%	$978,303,158

Large Cap Blend — Non-Volatility Managed

	(as a percentage of average daily net assets)
	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter	Net Assets
EQ/Capital Group Research Portfolio^#±	0.650%	0.600%	0.575%	0.550%	0.525%	$725,923,904
EQ/Fidelity Institutional AM® Large Cap Portfolio^#±	0.540%	0.500%	0.475%	0.450%	0.425%	$1,469,488,688
EQ/Franklin Rising Dividends Portfolio^#††±	0.600%	0.550%	0.510%	0.490%	0.475%	$355,769,951

Large Cap Blend — Volatility Managed

	(as a percentage of average daily net assets)
	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Next $2.5 Billion	Thereafter	Net Assets
EQ/Large Cap Core Managed Volatility Portfolio^#	0.500%	0.475%	0.450%	0.425%	0.375%	0.350%	$1,918,259,955
EQ/ClearBridge Select Equity Managed Volatility Portfolio^#	0.700%	0.665%	0.635%	0.610%	0.560%	0.540%	$644,523,924

Large Cap Blend — Index

	(as a percentage of average daily net assets)
	First $2 Billion	Next $4 Billion	Next $2 Billion	Next $2 Billion	Thereafter	Net Assets
EQ/Common Stock Index Portfolio^#±	0.350%	0.300%	0.275%	0.250%	0.225%	$7,921,280,253
EQ/Equity 500 Index Portfolio^#±	0.250%	0.200%	0.175%	0.150%	0.125%	$12,340,332,286

Fixed Income — Non-Volatility Managed

	(as a percentage of average daily net assets)
	First $4 Billion	Next $4 Billion	Thereafter	Net Assets
1290 Diversified Bond Fund^^##	0.600%	0.580%	0.560%	$564,982,642
1290 High Yield Bond Fund^^##	0.600%	0.580%	0.560%	$88,864,477

	(as a percentage of average daily net assets)
	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter	Net Assets
EQ/AB Short Duration Government Bond Portfolio^#	0.450%	0.430%	0.410%	0.390%	0.380%	$859,836,130
EQ/PIMCO Real Return Portfolio^#	0.500%	0.475%	0.450%	0.430%	0.420%	$85,670,480
EQ/PIMCO Total Return ESG Portfolio^#	0.500%	0.475%	0.450%	0.430%	0.420%	$262,125,120
EQ/PIMCO Ultra Short Bond Portfolio^#	0.500%	0.475%	0.450%	0.430%	0.420%	$798,796,207
1290 VT DoubleLine Opportunistic Bond Portfolio^#	0.600%	0.575%	0.550%	0.530%	0.520%	$520,706,847
1290 VT High Yield Bond Portfolio^#	0.600%	0.580%	0.560%	0.540%	0.530%	$415,206,033
EQ/Quality Bond PLUS Portfolio^#	0.400%	0.380%	0.360%	0.340%	0.330%	$996,584,172
Multimanager Core Bond Portfolio^#†	0.550%	0.530%	0.510%	0.490%	0.480%	$802,802,634
EQ/Core Plus Bond Portfolio^#	0.600%	0.580%	0.560%	0.540%	0.530%	$750,747,225

	(as a percentage of average daily net assets)
	First $2 Billion	Next $4 Billion	Next $2 Billion	Thereafter	Net Assets
EQ/Intermediate Government Bond Portfolio^#†	0.350%	0.300%	0.275%	0.250%	$4,015,553,933

Fixed Income — Index

	(as a percentage of average daily net assets)
	First $2 Billion	Next $4 Billion	Next $2 Billion	Thereafter	Net Assets
EQ/Core Bond Index Portfolio^#†	0.350%	0.300%	0.275%	0.250%	$5,006,629,762
EQ/Intermediate Corporate Bond Portfolio^#	0.350%	0.300%	0.275%	0.250%	$1,463,008,712
EQ/Long-Term Bond Portfolio^#	0.350%	0.300%	0.275%	0.250%	$2,598,730,001

International and International Fixed Income — Non-Volatility Managed

	(as a percentage of average daily net assets)
	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter	Net Assets
EQ/Emerging Markets Equity PLUS Portfolio^#	0.700%	0.650%	0.625%	0.600%	0.575%	$122,625,494
EQ/Invesco Global Portfolio^#±	0.850%	0.800%	0.775%	0.750%	0.725%	$522,207,846
EQ/Lazard Emerging Markets Equity Portfolio^#±	1.000%	0.950%	0.925%	0.900%	0.875%	$575,796,929
EQ/MFS International Growth Portfolio^#±	0.850%	0.800%	0.775%	0.750%	0.725%	$1,440,029,678
EQ/MFS International Intrinsic Value Portfolio^#±	0.860%	0.820%	0.700%	0.700%	0.700%	$1,453,363,515
EQ/PIMCO Global Real Return Portfolio^#	0.600%	0.575%	0.550%	0.530%	0.520%	$107,758,556

International and International Fixed Income — Volatility Managed

	(as a percentage of average daily net assets)
	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Next $2.5 Billion	Thereafter	Net Assets
EQ/Global Equity Managed Volatility Portfolio^#	0.740%	0.720%	0.690%	0.665%	0.615%	0.590%	$1,737,354,893
EQ/International Core Managed Volatility Portfolio^#	0.600%	0.575%	0.550%	0.525%	0.475%	0.450%	$1,208,261,126
EQ/International Value Managed Volatility Portfolio^#	0.600%	0.575%	0.550%	0.525%	0.475%	0.450%	$1,028,778,198

International — Index

	(as a percentage of average daily net assets)
	First $2 Billion	Next $4 Billion	Next $2 Billion	Next $2 Billion	Thereafter	Net Assets
EQ/International Equity Index Portfolio^#±	0.400%	0.350%	0.325%	0.300%	0.275%	$2,122,321,515

Specialty/Miscellaneous — Non-Volatility Managed

	(as a percentage of average daily net assets)
	First $2 Billion	Next $4 Billion	Next $2 Billion	Next $2 Billion	Thereafter	Net Assets
1290 VT Convertible Securities Portfolio^#±	0.500%	0.450%	0.425%	0.400%	0.375%	$57,277,690

	(as a percentage of average daily net assets)
	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter	Net Assets
1290 VT Equity Income Portfolio^#±	0.750%	0.700%	0.675%	0.650%	0.625%	$445,757,273
1290 VT GAMCO Mergers & Acquisitions Portfolio^#±	0.900%	0.850%	0.825%	0.800%	0.775%	$170,767,934
1290 VT SmartBeta Equity ESG Portfolio^#±	0.700%	0.650%	0.625%	0.600%	0.575%	$376,497,142
EQ/Invesco Global Real Assets Portfolio^#±	0.735%	0.700%	0.675%	0.650%	0.625%	$220,906,831
EQ/JPMorgan Hedged Equity and Premium Income Portfolio^#	0.700%	0.650%	0.625%	0.600%	0.575%	$346,550,549
EQ/MFS Technology Portfolio^#±	0.750%	0.700%	0.675%	0.650%	0.625%	$1,247,047,160
EQ/MFS Utilities Series Portfolio^#±	0.730%	0.700%	0.670%	0.650%	0.625%	$230,854,090
EQ/T. Rowe Price Health Sciences Portfolio^#±	0.950%	0.900%	0.875%	0.850%	0.825%	$176,068,151
EQ/Wellington Energy Portfolio^#±	0.850%	0.800%	0.775%	0.750%	0.725%	$138,889,370
Multimanager Technology Portfolio^#	0.950%	0.900%	0.875%	0.850%	0.825%	$2,109,230,972

	(as a percentage of average daily net assets)
	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter	Net Assets
1290 SmartBeta Equity Fund^^##	0.700%	0.650%	0.625%	0.600%	0.575%	$265,320,986

	(as a percentage of average daily net assets)
	First $2 Billion	Next $4 Billion	Thereafter	Net Assets
1290 VT Multi-Alternative Strategies Portfolio^#	0.500%	0.450%	0.425%	$10,406,734

	(as a percentage of average daily net assets)
	First $4 Billion	Next $4 Billion	Next $2 Billion	Thereafter	Net Assets
1290 Multi-Alternative Strategies Fund^^##	0.500%	0.490%	0.480%	0.470%	$25,330,327

Specialty/Miscellaneous — Volatility Managed

	(as a percentage of average daily net assets)
	First $2 Billion	Next $2 Billion	Next $2 Billion	Next $6 Billion	Next $2 Billion	Thereafter	Net Assets
ATM International Managed Volatility Portfolio^#±	0.450%	0.425%	0.400%	0.350%	0.325%	0.300%	$1,227,141,618
ATM Large Cap Managed Volatility Portfolio^#±	0.450%	0.425%	0.400%	0.350%	0.325%	0.300%	$2,739,417,842
ATM Mid Cap Managed Volatility Portfolio^#±	0.450%	0.425%	0.400%	0.350%	0.325%	0.300%	$295,570,285
ATM Small Cap Managed Volatility Portfolio^#±	0.450%	0.425%	0.400%	0.350%	0.325%	0.300%	$971,660,838
EQ/2000 Managed Volatility Portfolio^#±	0.450%	0.425%	0.400%	0.350%	0.325%	0.300%	$3,474,354,287
EQ/400 Managed Volatility Portfolio^#±	0.450%	0.425%	0.400%	0.350%	0.325%	0.300%	$770,172,392
EQ/500 Managed Volatility Portfolio^#±	0.450%	0.425%	0.400%	0.350%	0.325%	0.300%	$8,154,761,500
EQ/International Managed Volatility Portfolio^#±	0.450%	0.425%	0.400%	0.350%	0.325%	0.300%	$1,937,353,283

Specialty/Miscellaneous — Index

	(as a percentage of average daily net assets)
	First $2 Billion	Next $4 Billion	Next $2 Billion	Next $2 Billion	Thereafter	Net Assets
1290 VT Natural Resources Portfolio^#±	0.500%	0.450%	0.425%	0.400%	0.375%	$37,655,409
1290 VT Real Estate Portfolio^#±	0.500%	0.450%	0.425%	0.400%	0.375%	$38,582,672
1290 VT Socially Responsible Portfolio^#±	0.500%	0.450%	0.425%	0.400%	0.375%	$279,499,489

Asset Allocation — Funds of Funds — No Volatility Control

	(as a percentage of average daily net assets)
	First $2 Billion	Next $2 Billion	Next $2 Billion	Next $3 Billion	Thereafter	Net Assets
Equitable Conservative Growth MF/ETF Portfolio^#	0.1500%	0.1425%	0.1400%	0.1375%	0.1350%	$81,008,908
Equitable Growth MF/ETF Portfolio^#	0.1500%	0.1425%	0.1400%	0.1375%	0.1350%	$38,010,252
Equitable Moderate Growth MF/ETF Portfolio^#	0.1500%	0.1425%	0.1400%	0.1375%	0.1350%	$37,737,243

	(as a percentage of average daily net assets)
	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $4 Billion	Next $3 Billion	Thereafter	Net Assets
EQ/Aggressive Allocation Portfolio^#	0.100%	0.0925%	0.0900%	0.0875%	0.0825%	0.0800%	$3,271,429,255
EQ/Conservative Allocation Portfolio^#††	0.100%	0.0925%	0.0900%	0.0875%	0.0825%	0.0800%	$599,819,059
EQ/Conservative-Plus Allocation Portfolio^#††	0.100%	0.0925%	0.0900%	0.0875%	0.0825%	0.0800%	$746,811,091
EQ/Moderate Allocation Portfolio^#	0.100%	0.0925%	0.0900%	0.0875%	0.0825%	0.0800%	$5,186,316,191
EQ/Moderate-Plus Allocation Portfolio^#	0.100%	0.0925%	0.0900%	0.0875%	0.0825%	0.0800%	$6,752,839,931

	(as a percentage of average daily net assets)	Net Assets
Target 2015 Allocation Portfolio^#††	0.10%	$21,466,396
Target 2025 Allocation Portfolio^#††	0.10%	$136,406,876
Target 2035 Allocation Portfolio^#††	0.10%	$294,609,321
Target 2045 Allocation Portfolio^#††	0.10%	$280,752,302
Target 2055 Allocation Portfolio^#††	0.10%	$162,961,414

	(as a percentage of average daily net assets)	Net Assets
EQ/All Asset Growth Allocation Portfolio^#	0.10%	$462,346,531

Asset Allocation — Funds of Funds — Volatility Control

	(as a percentage of average daily net assets)
	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter	Net Assets
1290 VT Moderate Growth Allocation Portfolio^#††	0.700%	0.650%	0.625%	0.600%	0.575%	$244,972,422
EQ/American Century Moderate Growth Allocation Portfolio^#	0.800%	0.750%	0.725%	0.700%	0.675%	$194,520,914
EQ/JPMorgan Growth Allocation Portfolio^#	0.800%	0.750%	0.725%	0.700%	0.675%	$940,858,314

	(as a percentage of average daily net assets)
	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $4 Billion	Next $3 Billion	Thereafter	Net Assets
EQ/Aggressive Growth Strategy Portfolio^#	0.100%	0.0925%	0.0900%	0.0875%	0.0825%	0.0800%	$5,715,488,029
EQ/Balanced Strategy Portfolio^#	0.100%	0.0925%	0.0900%	0.0875%	0.0825%	0.0800%	$3,129,450,985
EQ/Conservative Growth Strategy Portfolio^#	0.100%	0.0925%	0.0900%	0.0875%	0.0825%	0.0800%	$1,083,164,306
EQ/Conservative Strategy Portfolio^#	0.100%	0.0925%	0.0900%	0.0875%	0.0825%	0.0800%	$541,467,661
EQ/Growth Strategy Portfolio^#	0.100%	0.0925%	0.0900%	0.0875%	0.0825%	0.0800%	$4,658,302,316
EQ/Moderate Growth Strategy Portfolio^#	0.100%	0.0925%	0.0900%	0.0875%	0.0825%	0.0800%	$5,133,977,103
EQ/Ultra Conservative Strategy Portfolio^#	0.100%	0.0925%	0.0900%	0.0875%	0.0825%	0.0800%	$1,752,546,892

Asset Allocation — Non-Funds of Funds — No Volatility Control

	(as a percentage of average daily net assets)
	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter	Net Assets
1290 Loomis Sayles Multi-Asset Income Fund^^##	0.650%	0.600%	0.575%	0.550%	0.525%	$92,450,406

Asset Allocation — Non-Funds of Funds — Volatility Control

	(as a percentage of average daily net assets)
	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter	Net Assets
EQ/AB Dynamic Growth Portfolio^#	0.750%	0.700%	0.675%	0.650%	0.625%	$1,030,879,353
EQ/AB Dynamic Moderate Growth Portfolio^#	0.750%	0.700%	0.675%	0.650%	0.625%	$1,536,712,103
EQ/AB Dynamic Aggressive Growth Portfolio^#	0.750%	0.700%	0.675%	0.650%	0.625%	$1,023,396,607
EQ/Goldman Sachs Growth Allocation Portfolio^#	0.800%	0.750%	0.725%	0.700%	0.675%	$786,387,578
EQ/Goldman Sachs Moderate Growth Allocation Portfolio^#	0.800%	0.750%	0.725%	0.700%	0.675%	$859,769,203
EQ/Invesco Moderate Allocation Portfolio^#	0.800%	0.750%	0.725%	0.700%	0.675%	$377,104,260
EQ/Invesco Moderate Growth Allocation Portfolio^#	0.800%	0.750%	0.725%	0.700%	0.675%	$424,550,102

Money Market

	(as a percentage of average daily net assets)
	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter	Net Assets
EQ/Money Market Portfolio^#	0.350%	0.325%	0.280%	0.270%	0.250%	$2,806,280,458

^	Advised by the Adviser. Net assets are as of the most recent fiscal year ended December 31, 2025.
^^	Advised by Equitable Investment Management, LLC. Net assets are as of the most recent fiscal year ended October 31, 2025.
#	The Adviser has contractually agreed to waive its and its affiliates’ management, administrative and other fees and, if necessary, make payments to these Portfolios to limit the expenses of these Portfolios, as set forth in Exhibit D.
##	In the interest of limiting through April 30, 2027 (unless the Board of Trustees of 1290 Funds consents to an earlier revision or termination of this arrangement) the expenses of each fund listed in the following table, Equitable Investment Management, LLC has entered into an expense limitation agreement with 1290 Funds with respect to the funds (“Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, Equitable Investment Management, LLC has agreed to waive its and its affiliates’ management, administrative and other fees and, if necessary, make payments to a fund to limit the expenses of the funds so that the annual operating expenses of each fund (other than interest, taxes, brokerage commissions, 12b-1 fees, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles (other than offering costs), other extraordinary expenses not incurred in the ordinary course of a fund’s business and, except for certain funds as indicated below, fees and expenses of other investment companies in which a fund may invest), as a percentage of average daily net assets, do not exceed the following respective expense ratios:

	Total Annual Operating Expenses Limited to (% of average daily net assets, excluding 12b-1 fees and certain other expenses noted above)
Funds of 1290 Funds	Class A	Class I	Class R
1290 Avantis® U.S. Large Cap Growth Fund*	0.65%	0.65%	N/A
1290 Diversified Bond Fund	0.50%	0.50%	0.50%
1290 Essex Small Cap Growth Fund	0.88%	0.88%	0.88%
1290 GAMCO Small/Mid Cap Value Fund*	0.95%	0.95%	0.95%
1290 High Yield Bond Fund	0.75%	0.75%	0.75%
1290 Loomis Sayles Multi-Asset Income Fund	0.80%	0.80%	0.80%
1290 Multi-Alternative Strategies Fund	0.85%	0.85%	0.85%
1290 SmartBeta Equity Fund	0.85%	0.85%	0.85%

N/A – This class of shares is not offered.

*	For purposes of calculating the maximum annual operating expense limit, the fees and expenses of other investment companies in which the fund invests are included in annual operating expenses.

†	The Adviser has voluntarily undertaken, effective June 29, 2026, to implement lower expense limitations for these Portfolios, as set forth in Exhibit D.
††	The Adviser has voluntarily undertaken, effective October 1, 2026, to implement lower expense limitations for these Portfolios. The Adviser will present for the Board’s approval at its September 23-24, 2026 meeting a proposal to make the voluntary expense limitations contractual with respect to these Portfolios effective May 1, 2027.
±	The Adviser has voluntarily undertaken, effective October 1, 2026, to implement an additional breakpoint, or lower the asset level required to reach a certain breakpoint, in the advisory fee rate schedules for these Portfolios. The Adviser will present for the Board’s approval at its September 23-24, 2026 meeting a proposal to make the voluntary advisory fee rate schedule changes contractual with respect to these Portfolios effective May 1, 2027.

Funds with Substantially Similar Investment Objectives (Sub-)Advised by AllianceBernstein

The following table lists the names of other mutual funds (or portions thereof) sub-advised by AllianceBernstein with investment objectives substantially similar to the investment objectives of the AB Portfolios, and sets forth the rate of compensation for AllianceBernstein for its sub-advisory services to such other mutual funds (or portions thereof) and the net assets (as of the most recently completed fiscal year) of such other mutual funds (or portions thereof).

Name of AB Portfolio	Name of Similar Fund	Net Assets (as of December 31, 2025)	Sub-Advisory Fee Rate for Similar Fund (as a % of average daily net assets)
EQ/Core Bond Index Portfolio	Multimanager Core Bond Portfolio (Index Allocated Portion)	$200,325,136

0.0150% of the Index Allocated Portion’s average daily net assets up to and including $2.5 billion;

0.0125% of the Index Allocated Portion’s average daily net assets over $2.5 billion and up to and including $5 billion; and

0.010% of the Index Allocated Portion’s average daily net assets over $5 billion

EQ/Intermediate Government Bond Portfolio	EQ/Quality Bond PLUS Portfolio (Passive Allocated Portion)	$696,012,216

0.0150% of the Passive Allocated Portion’s average daily net assets up to and including $2.5 billion;

0.0125% of the Passive Allocated Portion’s average daily net assets over $2.5 billion and up to and including $5 billion; and

0.010% of the Passive Allocated Portion’s average daily net assets over $5 billion

Name of AB Portfolio	Name of Similar Fund	Net Assets (as of December 31, 2025)	Sub-Advisory Fee Rate for Similar Fund (as a % of average daily net assets)

EQ/Large Cap Value Index Portfolio	EQ/Large Cap Value Managed Volatility Portfolio (Index Allocated Portion)	$2,557,897,377

0.0375% of the Index Allocated Portion’s average daily net assets up to and including $10 billion;

0.03% of the Index Allocated Portion’s average daily net assets over $10 billion and up to and including $20 billion; and

0.02% of the Index Allocated Portion’s average daily net assets over $20 billion

The following table lists the names of other mutual funds advised by AllianceBernstein with investment objectives substantially similar to the investment objectives of the AB Portfolios, and sets forth the rate of compensation for AllianceBernstein for its advisory services to such other mutual funds and the net assets (as of the most recently completed fiscal year) of such other mutual funds.

Name of AB Portfolio	Name of Similar Fund	Net Assets	Advisory Fee Rate for Similar Fund (as a % of average daily net assets)
EQ/Core Bond Index Portfolio Multimanager Core Bond Portfolio (Index Allocated Portion)	AB Similar Account — Passive Fund	$87,793,730*

0.100% of the Fund’s average daily net assets up to and including $50 million;

0.080% of the Fund’s average daily net assets over $50 million and up to and including $100 million; and

0.060% of the Fund’s average daily net assets over $100 million

EQ/Quality Bond PLUS Portfolio (Active Allocated Portion)	AB Income Fund	$2,288,793,931**

0.45% of the Fund’s average daily net assets up to and including $2.5 billion;

0.40% of the Fund’s average daily net assets over $2.5 billion and up to and including $5 billion; and

0.35% of the Fund’s average daily net assets over $5 billion

*	As of December 31, 2025.
**	As of October 31, 2025.

EXHIBIT J – FIVE PERCENT OWNER REPORT

As of June 30, 2026 (Record Date), the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of any Portfolio are listed below. A shareholder who owns beneficially, directly or indirectly, more than 25% of a Portfolio’s outstanding voting securities may be deemed to “control” (as defined in the 1940 Act) that Portfolio.

Portfolio	Share Class	Name and Address of Owner	Number of Shares Owned	Percentage Owned
1290 VT Convertible Securities Portfolio	IB	Orlando Health Inc. c/o One Digital P.O. Box 3191 Orlando, FL 32802	395,362.123	16.60%

1290 VT Equity Income Portfolio	K	W.R. Lazear & Michael Lazear 8134 Old Keene Mill Rd. Springfield, VA 22152	39,924.804	7.12%

1290 VT Equity Income Portfolio	K	Mielke & Baylon 2850 Curve Crest Blvd. W., Suite 100 Stillwater, MN 55082	40,261.381	7.18%

1290 VT Equity Income Portfolio	K	Drs. Baylon & Beinlich, PLLC 9680 Tamarack Rd., Suite 120 Woodbury, MN 55125	42,152.138	7.52%

1290 VT Equity Income Portfolio	K	Tian Fei PLC 1052 Ducking Point Trail Virginia Beach, VA 23455	28,701.351	5.12%

1290 VT Equity Income Portfolio	K	George R. Cooper IV DMD, LLC 2121 E. Dupont Rd. Fort Wayne, IN 46825	32,920.516	5.87%

1290 VT GAMCO Mergers & Acquisitions Portfolio	K	KC Granger DDS PC 3006 Westbrook Lane Bowie, MD 20721	6,784.246	5.85%

1290 VT GAMCO Mergers & Acquisitions Portfolio	K	Sunset Ridge Family Dentistry 1100 Holly Springs Road, Suite 115 Holly Springs, NC 27540	7,032.813	6.07%

1290 VT GAMCO Mergers & Acquisitions Portfolio	K	Marth E. Diaz, DDS, PC 1611 Grand Avenue, Suite 1 Waukegan, IL 60085	11,040.698	9.52%

1290 VT GAMCO Mergers & Acquisitions Portfolio	K	Gentle Family Dentistry 1015 Ashman Street Midland, MI 48640	16,767.725	14.47%

1290 VT GAMCO Mergers & Acquisitions Portfolio	K	Kaad Family Dentistry PLC 828 John McNeil Drive Kingsford, MI 49802	6,320.950	5.45%

1290 VT GAMCO Mergers & Acquisitions Portfolio	K	Paul Saari, DDS 5050 S. Lakeland Drive Lakeland, FL 33813	9,580.166	8.26%

Portfolio	Share Class	Name and Address of Owner	Number of Shares Owned	Percentage Owned

1290 VT Multi-Alternative Strategies Portfolio	IB	Mark Coker 3802 Interlake Ave, N. Seattle, WA 98103	35,528.994	7.91%

1290 VT Real Estate Portfolio	IB	The Kemperle Family Trust 27 Pleasant Lane Oyster Bay Cove, NY 11771	198,556.238	5.64%

1290 VT SmartBeta Equity ESG Portfolio	K	Allan Querens Jr., DDS 3638 Metairie Court Metairie, LA 70002	55,320.943	6.39%

1290 VT Socially Responsible Portfolio	IB	Florida State University Bob Henning 1317 Winewood Boulevard, Bldg 8 Tallahassee, FL 32399	551,678.806	5.36%

EQ/AB Small Cap Growth Portfolio	IA	Bank of Communications Co., Ltd. Ms. Nancy Li 1 Exchange Plaza, Fl 32 New York, NY 10006	30,508.168	7.93%

EQ/AB Small Cap Growth Portfolio	IA	Wright State University 401A c/o Equitable 100 Madison Street, Suite 100 Syracuse, NY 13202	30,922.376	8.04%

EQ/AB Small Cap Growth Portfolio	IA	Linda M. Broin 2223 W. Cherrywood Circle Sioux Falls, SD 57108	21,467.890	5.58%

EQ/AB Small Cap Growth Portfolio	IA	Janyce R. Afdahl 1626 Windsor Lane Saint Peter, MN 56082	20,251.671	5.26%

EQ/AB Small Cap Growth Portfolio	IA	Goldentek Display America Myung Bang 1221 N Patt Street Anaheim, CA 92801	78,606.737	20.44%

EQ/Aggressive Allocation Portfolio	K	Guy Coby, DMD 416 W. Broad St. Quakertown, PA 18951	142,812.726	6.67%

EQ/Aggressive Allocation Portfolio	K	W. L. Parker DDS Prof Corp 2808 9 1⁄2 Street East Moline, IL 61244	267,007.179	12.48%

EQ/All Asset Growth Allocation Portfolio	K	Dr. Keith Campbell P.O. Box 336 Higganum, CT 06441	9,467.938	6.59%

EQ/All Asset Growth Allocation Portfolio	K	Daniel T. Novak PS Plan 2833 Quaker Valley Road New Paris, PA 15554	12,552.139	8.74%

Portfolio	Share Class	Name and Address of Owner	Number of Shares Owned	Percentage Owned

EQ/All Asset Growth Allocation Portfolio	K	Derek P. Cimler, D.D.S. 46 New Haven Road Vergennes, VT 05491	17,142.755	11.93%

EQ/All Asset Growth Allocation Portfolio	K	Centre at Ten Dental Group, PLLC 12921 Cantrell Road, Suite 301 Little Rock, AR 72223	12,559.967	8.74%

EQ/All Asset Growth Allocation Portfolio	K	Paul Saari, DDS 5050 S. Lakeland Drive Lakeland, FL 33813	27,876.700	19.41%

EQ/All Asset Growth Allocation Portfolio	K	Raymond J. Steiner, DDS 4550 Lake Street Lake Charles, LA 70605	8,508.549	5.92%

EQ/ClearBridge Large Cap Growth ESG Portfolio	K	Andrew A. Smith, DDS 1314 S. 6th Street Los Banos, CA 93635-472	20,425.241	5.98%

EQ/ClearBridge Large Cap Growth ESG Portfolio	K	David J. Balestrini, DMD, PLLC 500 Stanton Street South Williamsport, PA 17702	19,696.910	5.77%

EQ/ClearBridge Large Cap Growth ESG Portfolio	K	Jesan Liu, D.D.S. 17 Watercrest Court Sacramento, CA 95831	95,602.118	28.00%

EQ/ClearBridge Large Cap Growth ESG Portfolio	K	Margaret A. Cates DMD LLC 322 S. Coit St. Florence, SC 29501	24,359.884	7.13%

EQ/Conservative Allocation Portfolio	K	Paul A. Fugazzotto DDS PC 25 High Street, Suite 103 Milton, MA 02186	23,843.442	6.84%

EQ/Conservative Allocation Portfolio	K	David J. Dess, DMD 171 Chase Road Portsmouth, RI 02871	26,594.189	7.63%

EQ/Conservative Allocation Portfolio	K	Salem Dentistry, PC 107 Elm Street Bennington, VT 05201	21,793.867	6.25%

EQ/Conservative Allocation Portfolio	K	F. John Dahl, D.D.S. 95 N. Broadway, Suite A2-1 White Plains, NY 10603	82,186.872	23.60%

EQ/Conservative Allocation Portfolio	K	Gary E. Smith, DMD 1417 Market Street Charlestown, IN 47111	18,011.449	5.17%

EQ/Conservative Allocation Portfolio	K	Donald G. Meiners, DDS PC 4012 S. Lynn Ct., Suite B Independence, MO 64055	24,460.505	7.02%

Portfolio	Share Class	Name and Address of Owner	Number of Shares Owned	Percentage Owned

EQ/Conservative Allocation Portfolio	K	George Epperson, DDS 801 Crescent Way, Suite 1 Arcata, CA 95521	42,350.572	12.16%

EQ/Conservative-Plus Allocation Portfolio	K	Kambhu Dental Associates, Inc. 180 Holiday Road Coralville, IA 52241	233,120.174	13.40%

EQ/Conservative-Plus Allocation Portfolio	K	Jim R. Martinez, DDS 1548 S. Shirk Road Visalia, CA 93277	100,771.295	5.79%

EQ/Conservative-Plus Allocation Portfolio	K	John P. Nelson, DDS P.O. Box 610 Nucla, CO 81424	96,341.670	5.54%

EQ/Conservative-Plus Allocation Portfolio	K	Roger A. Harris DDS 77-338 Sioux Drive Indian Wells, CA 92210	142,771.843	8.21%

EQ/Core Bond Index Portfolio	K	Jochen Madeisky DDS P.O. Box 428 Kapaau, HI 96755-042	81,748.343	8.48%

EQ/Core PLUS Bond Portfolio	K	Stephen J. Gallo 15 Parsons Blvd 39 Whitestone, NY 11357	135,245.169	6.27%

EQ/Core PLUS Bond Portfolio	K	Raymond J. Steiner, DDS 4550 Lake St. Lake Charles, LA 70605-541	109,916.520	5.09%

EQ/Intermediate Corporate Bond Portfolio	IB	Tracy Lucero 3943 E. Omega Circle Mesa, AZ 85215	13,785.561	5.65%

EQ/Intermediate Corporate Bond Portfolio	K	Yasser S. Mikhail 274 Old Salem Trail Highland Heights, OH 44143	84,298.955	24.23%

EQ/Intermediate Corporate Bond Portfolio	K	Mrs. Elissa C. Okin 21306 S. Woodland Road Shaker Heights, OH 44122	17,534.891	5.04%

EQ/Intermediate Government Bond Portfolio	IA	Principal Trust as Trustee for the IBP, Inc. Retirement Plan 550 S. 4th St. Minneapolis, MN 55415	540,490.565	7.68%

EQ/Invesco Comstock Portfolio	K	Coastal Carolina Dentistry LLC 1070 Highway 501 Conway, SC 29526	24,326.743	5.73%

EQ/Invesco Global Portfolio	IA	The Lamb Co-Operative, Inc. 3A Gateway Blvd. Pedricktown, NJ 08067	17,142.792	7.04%

Portfolio	Share Class	Name and Address of Owner	Number of Shares Owned	Percentage Owned

EQ/Invesco Global Portfolio	IA	Township of Roxbury 457 Plan 1715 US Highway 46 Ledgewood, NJ 07852	15,434.178	6.34%

EQ/Invesco Global Portfolio	IA	Springfield Housing Authority 200 N. 11th Street Springfield, IL 62703	13,957.341	5.73%

EQ/Janus Enterprise Portfolio	K	G. Thomas Mullany Jr. DMD 16 Taconic Ave. Great Barrington, MA 01230	97,810.837	8.61%

EQ/JPMorgan Value Opportunities Portfolio	K	David L. Goldstein, D.M.D., P.A. 11032 Coniston Way Windermere, FL 34786-540	94,485.587	6.38%

EQ/Large Cap Value Managed Volatility Portfolio	IA	Dennis L. Epp 824 S. Walnut St. P.O. Box 698 Freeman, SD 57029	324,038.287	10.60%

EQ/Large Cap Value Managed Volatility Portfolio	IA	Bank of Communications Co., Ltd. Ms. Nancy Li 1 Exchange Plaza, Fl 32 New York, NY 10006	20,096.060	5.81%

EQ/Large Cap Value Managed Volatility Portfolio	IA	Dennis L. Epp 824 Walnut St P.O. Box 698 Freeman, SD 57029	17,366.336	5.02%

EQ/Large Cap Value Managed Volatility Portfolio	K	David J. Balestrini – D.B. Plan 500 Stanton Street South Williamsport, PA 17702-706	21,291.147	5.36%

EQ/Long-Term Bond Portfolio	IB	Nicolas Zobel 2211 Raymond Road Davey, NE 68336	42,268.695	7.95%

EQ/Long-Term Bond Portfolio	IB	Krista Zobel 2211 Raymond Road Davey, NE 68336	98,478.222	18.52%

EQ/Long-Term Bond Portfolio	IB	David S. Kile 7887 Forest Keep Circle Parker, CO 80134	29,778.051	5.60%

EQ/MFS International Growth Portfolio	K	J. Boyd & D. Steiner, DMD 40 South River Road, Unit 44 Bedford, NH 03110	194,575.919	10.28%

EQ/Mid Cap Index Portfolio	K	Mark Molinsky 40 Strawberry Lane Roslyn Heights, NY 11577-253	91,421.411	7.26%

EQ/Moderate-Plus Allocation Portfolio	K	Mark L. Mangelson, DDS, MC, PC 408 Elk Hollow Circle N. Salt Lake, UT 84054	185,758.035	5.05%

Portfolio	Share Class	Name and Address of Owner	Number of Shares Owned	Percentage Owned

EQ/Money Market Portfolio	IA	Credit Suisse Securities (USA) LLC 101 Park Ave, 14th Floor New York, NY 10178	58,590,414.099	9.30%

EQ/Money Market Portfolio	IA	Ashland Inc Retirement Benefit Sec Tr c/o Valerie Washington PNC Bank 2 PNC Plaza, 7th Floor 620 Liberty Avenue Pittsburgh, PA 15222	81,241,863.529	12.90%

EQ/Money Market Portfolio	IA	Bayer Corporation c/o Chris Williams 800 N. Lindbergh Blvd – A25 St. Louis, MO 63167	53,421,674.317	8.48%

EQ/Money Market Portfolio	IA	Sanofi Aventis US NQ Plans T. Rowe Price Trust Co TTEE 100 East Pratt St Baltimore, MD 21202	73,850,671.251	11.73%

EQ/PIMCO Global Real Return Portfolio	K	Howell Family Dentistry 702 State Street Greensboro, AL 36744	22,536.066	6.92%

EQ/PIMCO Global Real Return Portfolio	K	Judith Bordeaux, DMD, MSD, Inc. 10850 Pearl Road Strongsville, OH 44136	22,367.575	6.87%

EQ/PIMCO Global Real Return Portfolio	K	Vladimir R. Belikov, DDS 6151 Wilson Mills Road, Suite 250 Highland Heights, OH 44143	39,976.406	12.29%

EQ/PIMCO Global Real Return Portfolio	K	Flavel J. Heyman, OD P.O. Box 249 Paxton, IL 60957	49,292.158	15.15%

EQ/PIMCO Global Real Return Portfolio	K	J. Jules Eustice DMD 150 G E Ohr Street Biloxi, MS 39530	35,128.151	10.79%

EQ/Quality Bond PLUS Portfolio	IA	Equitable Financial Life Insurance Co c/o Sheila Labita 1290 6th Avenue, 14th FL New York, NY 10104	1,336,798.004	15.20%

EQ/Small Company Index Portfolio	K	Mark Molinsky 40 Strawberry Lane Roslyn Heights, NY 11577-253	94,290.726	6.36%

Equitable Conservative Growth MF/ETF Portfolio	K	N. Horton Professional Assoc. 3617 W. Swann Avenue Tampa, FL 33609	159,950.950	53.96%

Equitable Conservative Growth MF/ETF Portfolio	K	Richard & Michelle Lipshultz DMD 586 Knickerbocker Road Cresskill, NJ 07626	20,284.794	6.84%

Portfolio	Share Class	Name and Address of Owner	Number of Shares Owned	Percentage Owned

Equitable Conservative Growth MF/ETF Portfolio	K	Brian S. Millett DMD PC 184 Pleasant Valley Street Methuen, MA 01844	21,986.837	7.41%

Equitable Conservative Growth MF/ETF Portfolio	K	Petchalonis Dental 248 S. 21st Street Philadelphia, PA 19103	21,312.506	7.19%

Equitable Conservative Growth MF/ETF Portfolio	K	Stephen H. Mills DDS 3201 S. Grand Blvd. Spokane, WA 99203	15,162.162	5.11%

Equitable Growth MF/ETF Portfolio	IB	Karen Marshall 2408 26th Street Anacortes, WA 98221	182,743.565	7.68%

Multimanager Core Bond Portfolio	IB	Principal Trust as Trustee for the IBP, Inc. Retirement Plan 550 S. 4th St. Minneapolis, MN 55415	1,210,535.075	5.15%

Multimanager Core Bond Portfolio	K	Dr. Jay S. Cohen 1990 Hidden Valley Rd. Macungie, PA 18062	40,484.673	8.17%

Multimanager Core Bond Portfolio	K	Mielke & Baylon 2850 Curve Crest Blvd. W., Suite 100 Stillwater, MN 55082	74,524.787	15.04%

Multimanager Core Bond Portfolio	K	Drs. Baylon & Beinlich, PLLC 9680 Tamarack Rd., Suite 120 Woodbury, MN 55125	78,019.143	15.75%

Multimanager Core Bond Portfolio	K	White Clay Dental Associates, PA 12 Polly Drummond Hill Road Newark, DE 19711	35,860.833	7.23%

Multimanager Technology Portfolio	K	SmileMakers 19063 US Highway 18, Suite 102 Apple Valley, CA 92307	48,070.250	7.04%

Multimanager Technology Portfolio	K	Catherine M. Goodwyn DDS PLLC 37 Hillsboro Drive Orchard Park, NY 14127	53,257.339	7.79%

Multimanager Technology Portfolio	K	Gary H. Chan, D.D.S. 11550 Opal Ave. Redlands, CA 92374	45,552.476	6.67%

Target 2015 Allocation Portfolio	IB	Christine M. Kiesler 314 Livingston Ave, 304W Mamaroneck, NY 10543	129,405.908	6.14%

Target 2015 Allocation Portfolio	IB	The Clergy Advantage 403(B) P.O. Box 272 Loveland, CO 80539	295,567.710	14.03%

Portfolio	Share Class	Name and Address of Owner	Number of Shares Owned	Percentage Owned

Target 2015 Allocation Portfolio	K	Paul Z. Rees, DMD 200 South Street Ridgway, PA 15853	69,155.314	6.86%

Target 2015 Allocation Portfolio	K	Waterford Pointe Dental Assoc. 980 Port Clinton Ct. W. Buffalo Grove, IL 60089	104,568.448	10.38%

Target 2015 Allocation Portfolio	K	Fairbury Dental Associates 416 4th Street Fairbury, NE 68352	75,288.112	7.47%

Target 2015 Allocation Portfolio	K	Charles J. Abraham, DDS 411 Gilmoure Drive Silver Spring, MD 20901	136,028.593	13.50%

Target 2015 Allocation Portfolio	K	James D. Goertz D.M.D. 3522 N. Maple Drive Canby, OR 97013	142,226.109	14.11%

Target 2025 Allocation Portfolio	IB	The Clergy Advantage 403(B) P.O. Box 272 Loveland, CO 80539	1,691,824.032	16.35%

Target 2025 Allocation Portfolio	K	Steven Damelio 1794 Penfield Road Penfield, NY 14526	157,046.129	8.87%

Target 2025 Allocation Portfolio	K	David P. Christensen, DDS, LLC 1435 S 1350 E, Suite A Clearfield, UT 84015	185,010.104	10.45%

Target 2035 Allocation Portfolio	IB	The Clergy Advantage 403(B) P.O. Box 272 Loveland, CO 80539	2,497,317.527	14.00%

Target 2035 Allocation Portfolio	K	Joel P. Hochstatter, DMD P.O. Box 110 Amboy, IL 61310	86,661.668	8.63%

Target 2035 Allocation Portfolio	K	Katherine Vroom, DDS, PC 7027 Evergreen Court, Suite 8A Annandale, VA 22003	88,568.620	8.82%

Target 2035 Allocation Portfolio	K	Green Offices LLC 1100 Jorie Blvd., Suite 172 Oak Brook, IL 60523	79,540.562	7.92%

Target 2035 Allocation Portfolio	K	Small World Pediatric Dentistry 3161 NW 50th Street Oklahoma City, OK 73112	77,172.719	7.68%

Target 2045 Allocation Portfolio	IB	The Clergy Advantage 403(B) P.O. Box 272 Loveland, CO 80539	2,283,051.606	14.36%

Target 2045 Allocation Portfolio	K	Lee Family Dental 41830 E Morgan Ave. Pennington Gap, VA 24277	22,547.414	5.66%

Portfolio	Share Class	Name and Address of Owner	Number of Shares Owned	Percentage Owned

Target 2045 Allocation Portfolio	K	Associates in Pediatric Dentistry 7830 Rockville Road, Suite A Indianapolis, IN 94703	20,207.456	5.07%

Target 2045 Allocation Portfolio	K	Barry Kami, DDS 1811 University Ave Tampa, FL 33609	30,705.994	7.71%

Target 2055 Allocation Portfolio	IB	The Clergy Advantage 403(B) P.O. Box 272 Loveland, CO 80539	1,693,346.690	18.61%

Target 2055 Allocation Portfolio	K	Stephen J. Gallo 15 Parsons Blvd 39 Whitestone, NY 11357	647.883	6.48%

Target 2055 Allocation Portfolio	K	Michael Sicklick DMD 55 Cedar Lane Teaneck, NJ 07666	1,562.209	15.64%

Target 2055 Allocation Portfolio	K	Gentle Family Dentistry 1015 Ashman Street Midland, MI 48640	564.310	5.65%

Target 2055 Allocation Portfolio	K	Tusculum Dental Care, PLLC 95 Meadow Wood Greeneville, TN 37745	704.606	7.05%

Target 2055 Allocation Portfolio	K	Klemp Family Dentistry Inc. 401K P.O. Box 249 Warrenton, OR 97146	677.881	6.78%

Target 2055 Allocation Portfolio	K	Sam Safadi DDS MS PLLC 121 Edinburgh South Dr., Suite 101 Cary, NC 27511	1,205.335	12.07%

Target 2055 Allocation Portfolio	K	Forest Dental Associates PLLC 45100 Sterritt Street, Suite 101 Utica, MI 48317	733.002	7.34%

Target 2055 Allocation Portfolio	K	Metropolitan Denver Dental Soc. 925 N Lincoln Street, Unit B Denver, CO 80203	619.909	6.20%

To the Trust’s knowledge, as of June 30, 2026 (Record Date), the following series of the Trust owned shares of record in the following Portfolios entitling such series to give voting instructions regarding more than 5% of the outstanding Class K shares of such Portfolios:

Series of the Trust	Portfolio	Number of Shares Owned	Percentage of Class K Shares Owned
EQ/Conservative Allocation Portfolio	1290 VT DoubleLine Opportunistic Bond Portfolio	3,863,287.42	7.78%
	1290 VT High Yield Bond Portfolio	974,193.28	5.39%
	EQ/Core Plus Bond Portfolio	7,791,678.47	6.59%
	EQ/PIMCO Ultra Short Bond Portfolio	5,157,944.99	8.81%
	EQ/Quality Bond PLUS Portfolio	3,432,881.57	7.37%
	Multimanager Core Bond Portfolio	5,190,502.97	7.77%

EQ/Conservative-Plus Allocation Portfolio	1290 VT DoubleLine Opportunistic Bond Portfolio	3,628,007.35	7.31%
	1290 VT High Yield Bond Portfolio	918,386.20	5.08%
	ATM Mid Cap Managed Volatility Portfolio	2,311,341.23	6.40%
	EQ/Core Plus Bond Portfolio	7,362,787.30	6.23%
	EQ/PIMCO Ultra Short Bond Portfolio	4,235,662.44	7.24%
	EQ/Quality Bond PLUS Portfolio	3,237,802.35	6.95%
	Multimanager Core Bond Portfolio	4,902,303.83	7.33%

EQ/Moderate Allocation Portfolio	1290 VT DoubleLine Opportunistic Bond Portfolio	21,625,201.91	43.57%
	1290 VT Equity Income Portfolio	8,246,956.31	19.72%
	1290 VT GAMCO Small Company Value Portfolio	526,014.19	10.72%
	1290 VT High Yield Bond Portfolio	5,454,919.27	30.15%
	1290 VT Micro Cap Portfolio	3,038,266.57	23.46%
	1290 VT Small Cap Value Portfolio	3,054,640.09	25.80%
	ATM International Managed Volatility Portfolio	23,755,322.15	25.11%
	ATM Large Cap Managed Volatility Portfolio	41,038,981.17	23.24%
	ATM Mid Cap Managed Volatility Portfolio	12,086,707.22	33.45%
	ATM Small Cap Managed Volatility Portfolio	16,368,968.00	20.37%
	EQ/AB Small Cap Growth Portfolio	5,355,067.87	19.74%
	EQ/American Century Mid Cap Value Portfolio	895,105.87	26.78%
	EQ/Clearbridge Select Equity Managed Volatility Portfolio	7,440,276.70	25.25%
	EQ/Core Bond Index Portfolio	47,789,082.35	12.64%
	EQ/Core Plus Bond Portfolio	43,719,826.19	36.98%
	EQ/Franklin Small Cap Value Managed Volatility Portfolio	2,001,027.24	20.82%
	EQ/Global Equity Managed Volatility Portfolio	5,731,548.84	23.31%
	EQ/Intermediate Government Bond Portfolio	56,412,008.63	15.22%

Series of the Trust	Portfolio	Number of Shares Owned	Percentage of Class K Shares Owned
	EQ/International Core Managed Volatility Portfolio	5,655,807.69	24.54%
	EQ/International Equity Index Portfolio	711,225.77	6.82%
	EQ/International Value Managed Volatility Portfolio	7,022,709.84	26.66%
	EQ/Janus Enterprise Portfolio	1,679,933.56	24.14%
	EQ/JPMorgan Growth Stock Portfolio	672,184.49	19.73%
	EQ/JPMorgan Value Opportunities Portfolio	1,995,916.46	16.84%
	EQ/Large Cap Core Managed Volatility Portfolio	10,297,267.17	23.24%
	EQ/Large Cap Value Managed Volatility Portfolio	2,711,544.73	20.25%
	EQ/Long-Term Bond Portfolio	54,066,693.23	13.91%
	EQ/Loomis Sayles Growth Portfolio	4,021,923.26	25.00%
	EQ/MFS International Growth Portfolio	13,578,403.74	19.82%
	EQ/Morgan Stanley Small Cap Growth Portfolio	5,311,712.71	23.16%
	EQ/PIMCO Ultra Short Bond Portfolio	23,828,392.88	40.71%
	EQ/Quality Bond PLUS Portfolio	19,393,791.00	41.65%
	EQ/Value Equity Portfolio	1,786,642.09	17.67%
	Multimanager Core Bond Portfolio	29,187,672.79	43.67%

EQ/Moderate-Plus Allocation Portfolio	1290 VT DoubleLine Opportunistic Bond Portfolio	16,878,522.28	34.01%
	1290 VT Equity Income Portfolio	17,162,434.09	41.04%
	1290 VT GAMCO Small Company Value Portfolio	1,222,627.97	24.92%
	1290 VT High Yield Bond Portfolio	4,237,706.94	23.42%
	1290 VT Micro Cap Portfolio	6,301,250.87	48.65%
	1290 VT Small Cap Value Portfolio	5,451,238.78	46.04%
	ATM International Managed Volatility Portfolio	40,425,222.30	42.72%
	ATM Large Cap Managed Volatility Portfolio	76,046,932.20	43.07%
	ATM Mid Cap Managed Volatility Portfolio	13,794,042.07	38.18%
	ATM Small Cap Managed Volatility Portfolio	39,919,895.67	49.67%
	EQ/AB Small Cap Growth Portfolio	11,683,339.22	43.06%
	EQ/American Century Mid Cap Value Portfolio	1,033,648.83	30.92%
	EQ/Clearbridge Select Equity Managed Volatility Portfolio	12,412,182.95	42.13%
	EQ/Core Bond Index Portfolio	34,078,284.36	9.01%
	EQ/Core Plus Bond Portfolio	34,043,073.84	28.79%
	EQ/Franklin Small Cap Value Managed Volatility Portfolio	4,680,704.05	48.70%
	EQ/Global Equity Managed Volatility Portfolio	10,181,364.32	41.41%
	EQ/Intermediate Government Bond Portfolio	40,836,426.78	11.02%

Series of the Trust	Portfolio	Number of Shares Owned	Percentage of Class K Shares Owned
	EQ/International Core Managed Volatility Portfolio	9,709,536.13	42.12%
	EQ/International Equity Index Portfolio	708,024.87	6.79%
	EQ/International Value Managed Volatility Portfolio	12,048,039.57	45.73%
	EQ/Janus Enterprise Portfolio	1,911,535.67	27.47%
	EQ/JPMorgan Growth Stock Portfolio	1,059,323.55	31.10%
	EQ/JPMorgan Value Opportunities Portfolio	4,155,542.18	35.06%
	EQ/Large Cap Core Managed Volatility Portfolio	18,983,498.25	42.85%
	EQ/Large Cap Value Managed Volatility Portfolio	5,675,768.45	42.38%
	EQ/Long-Term Bond Portfolio	51,650,712.61	13.29%
	EQ/Loomis Sayles Growth Portfolio	6,221,992.48	38.68%
	EQ/MFS International Growth Portfolio	23,634,866.04	34.50%
	EQ/Morgan Stanley Small Cap Growth Portfolio	11,069,579.03	48.26%
	EQ/PIMCO Ultra Short Bond Portfolio	18,024,650.93	30.80%
	EQ/Quality Bond PLUS Portfolio	15,091,679.83	32.41%
	EQ/Value Equity Portfolio	3,717,842.43	36.77%
	Multimanager Core Bond Portfolio	22,785,746.97	34.09%

EQ/Aggressive Allocation Portfolio	1290 VT DoubleLine Opportunistic Bond Portfolio	2,512,167.96	5.06%
	1290 VT Equity Income Portfolio	12,698,255.01	30.37%
	1290 VT GAMCO Small Company Value Portfolio	989,296.88	20.17%
	1290 VT Micro Cap Portfolio	3,160,820.92	24.40%
	1290 VT Small Cap Value Portfolio	3,056,159.48	25.81%
	ATM International Managed Volatility Portfolio	27,742,303.91	29.32%
	ATM Large Cap Managed Volatility Portfolio	51,833,187.63	29.36%
	ATM Mid Cap Managed Volatility Portfolio	6,554,714.80	18.14%
	ATM Small Cap Managed Volatility Portfolio	22,246,039.77	27.68%
	EQ/AB Small Cap Growth Portfolio	6,440,409.40	23.74%
	EQ/American Century Mid Cap Value Portfolio	549,373.05	16.43%
	EQ/Clearbridge Select Equity Managed Volatility Portfolio	8,256,517.57	28.02%
	EQ/Franklin Small Cap Value Managed Volatility Portfolio	2,806,758.71	29.20%
	EQ/Global Equity Managed Volatility Portfolio	7,131,536.73	29.01%
	EQ/International Core Managed Volatility Portfolio	5,665,308.88	24.58%

Series of the Trust	Portfolio	Number of Shares Owned	Percentage of Class K Shares Owned
	EQ/International Value Managed Volatility Portfolio	6,450,298.56	24.49%
	EQ/Janus Enterprise Portfolio	781,701.96	11.23%
	EQ/JPMorgan Growth Stock Portfolio	578,070.22	16.97%
	EQ/JPMorgan Value Opportunities Portfolio	3,076,000.09	25.95%
	EQ/Large Cap Core Managed Volatility Portfolio	13,153,565.75	29.69%
	EQ/Large Cap Value Managed Volatility Portfolio	4,163,728.97	31.09%
	EQ/Loomis Sayles Growth Portfolio	3,548,464.80	22.06%
	EQ/MFS International Growth Portfolio	16,723,911.50	24.41%
	EQ/Morgan Stanley Small Cap Growth Portfolio	5,942,715.98	25.91%
	EQ/Value Equity Portfolio	2,645,147.54	26.16%
	Multimanager Core Bond Portfolio	3,385,932.50	5.07%

EQ/All Asset Growth Allocation Portfolio	1290 VT Convertible Securities Portfolio	1,164,545.91	58.68%
	1290 VT GAMCO Mergers and Acquisitions Portfolio	1,742,187.82	93.75%
	1290 VT GAMCO Small Company Value Portfolio	369,134.64	7.52%
	1290 VT High Yield Bond Portfolio	1,498,098.23	8.28%
	1290 VT Natural Resources Portfolio	640,180.35	100.00%
	1290 VT Real Estate Portfolio	2,772,089.34	99.95%
	1290 VT SmartBeta Equity ESG Portfolio	579,512.96	40.03%
	EQ/AB Small Cap Growth Portfolio	1,834,680.84	6.76%
	EQ/Emerging Markets Equity PLUS Portfolio	796,150.16	17.00%
	EQ/International Equity Index Portfolio	827,203.91	7.93%
	EQ/Invesco Comstock Portfolio	748,738.37	63.81%
	EQ/JPMorgan Growth Stock Portfolio	233,208.48	6.85%
	EQ/JPMorgan Value Opportunities Portfolio	814,581.84	6.87%
	EQ/Loomis Sayles Growth Portfolio	1,438,788.39	8.94%
	EQ/MFS International Growth Portfolio	4,198,691.53	6.13%
	EQ/PIMCO Global Real Return Portfolio	2,225,752.02	87.27%
	EQ/Value Equity Portfolio	672,885.07	6.66%

Target 2025 Allocation Portfolio	1290 VT High Yield Bond Portfolio	1,030,697.49	5.70%
	EQ/Emerging Markets Equity PLUS Portfolio	366,658.18	7.83%
	EQ/Equity 500 Index Portfolio	277,508.44	5.75%
	EQ/International Equity Index Portfolio	704,260.11	6.75%
	EQ/Small Company Index Portfolio	504,703.49	6.29%
	Multimanager Aggressive Equity Portfolio	24,567.63	13.94%

Target 2035 Allocation Portfolio	1290 VT High Yield Bond Portfolio	1,733,545.77	9.58%
	EQ/American Century Mid Cap Value Portfolio	186,744.56	5.59%

Series of the Trust	Portfolio	Number of Shares Owned	Percentage of Class K Shares Owned
	EQ/Emerging Markets Equity PLUS Portfolio	1,188,692.76	25.38%
	EQ/Equity 500 Index Portfolio	964,565.72	19.99%
	EQ/International Equity Index Portfolio	2,366,611.96	22.69%
	EQ/Small Company Index Portfolio	2,075,634.44	25.87%
	Multimanager Aggressive Equity Portfolio	55,471.78	31.48%

Target 2045 Allocation Portfolio	1290 VT High Yield Bond Portfolio	992,101.69	5.48%
	EQ/American Century Mid Cap Value Portfolio	233,027.37	6.97%
	EQ/Emerging Markets Equity PLUS Portfolio	1,356,778.25	28.97%
	EQ/Equity 500 Index Portfolio	1,069,372.49	22.16%
	EQ/International Equity Index Portfolio	2,607,680.88	25.00%
	EQ/Small Company Index Portfolio	2,292,903.38	28.58%
	Multimanager Aggressive Equity Portfolio	48,255.90	27.39%

Target 2055 Allocation Portfolio	EQ/Emerging Markets Equity PLUS Portfolio	909,942.00	19.43%
	EQ/Equity 500 Index Portfolio	725,807.19	15.04%
	EQ/International Equity Index Portfolio	1,761,176.44	16.89%
	EQ/Small Company Index Portfolio	1,645,868.55	20.51%
	Multimanager Aggressive Equity Portfolio	44,885.56	25.47%

EQ/Ultra Conservative Strategy Portfolio	EQ/Intermediate Corporate Bond Portfolio	15,981,899.46	11.10%
	EQ/Intermediate Government Bond Portfolio	114,395,045.39	30.87%
	EQ/Long-Term Bond Portfolio	33,272,940.24	8.56%

EQ/Conservative Strategy Portfolio	EQ/AB Short Duration Government Bond Portfolio	3,675,842.40	7.27%
	EQ/Intermediate Corporate Bond Portfolio	8,139,058.86	5.65%

EQ/Conservative Growth Strategy Portfolio	EQ/AB Short Duration Government Bond Portfolio	5,790,416.02	11.45%
	EQ/Core Bond Index Portfolio	24,399,189.76	6.45%
	EQ/Intermediate Corporate Bond Portfolio	11,617,865.79	8.07%

EQ/Balanced Strategy Portfolio	EQ/2000 Managed Volatility Portfolio	15,222,427.20	11.48%
	EQ/400 Managed Volatility Portfolio	2,543,558.36	12.75%
	EQ/500 Managed Volatility Portfolio	27,356,420.14	11.64%
	EQ/AB Short Duration Government Bond Portfolio	12,266,226.24	24.26%
	EQ/Core Bond Index Portfolio	58,120,022.23	15.37%
	EQ/Intermediate Corporate Bond Portfolio	27,612,968.92	19.18%
	EQ/Intermediate Government Bond Portfolio	28,260,265.21	7.63%
	EQ/International Managed Volatility Portfolio	11,771,353.73	11.68%
	EQ/Long-Term Bond Portfolio	46,162,346.51	11.87%

EQ/Moderate Growth Strategy Portfolio	EQ/2000 Managed Volatility Portfolio	30,051,354.98	22.65%
	EQ/400 Managed Volatility Portfolio	4,830,211.35	24.22%
	EQ/500 Managed Volatility Portfolio	53,666,199.37	22.83%

Series of the Trust	Portfolio	Number of Shares Owned	Percentage of Class K Shares Owned
	EQ/AB Short Duration Government Bond Portfolio	12,566,561.74	24.85%
	EQ/Core Bond Index Portfolio	76,329,779.86	20.18%
	EQ/Intermediate Corporate Bond Portfolio	36,194,290.97	25.14%
	EQ/Intermediate Government Bond Portfolio	37,244,448.62	10.05%
	EQ/International Managed Volatility Portfolio	23,065,118.88	22.89%
	EQ/Long-Term Bond Portfolio	63,934,581.44	16.45%

EQ/Growth Strategy Portfolio	EQ/2000 Managed Volatility Portfolio	32,885,239.82	24.79%
	EQ/400 Managed Volatility Portfolio	4,710,549.36	23.62%
	EQ/500 Managed Volatility Portfolio	57,907,380.90	24.63%
	EQ/AB Short Duration Government Bond Portfolio	9,123,788.35	18.04%
	EQ/Core Bond Index Portfolio	51,314,977.10	13.57%
	EQ/Intermediate Corporate Bond Portfolio	24,397,453.31	16.95%
	EQ/Intermediate Government Bond Portfolio	25,060,777.13	6.76%
	EQ/International Managed Volatility Portfolio	24,823,638.24	24.64%
	EQ/Long-Term Bond Portfolio	46,999,868.94	12.09%

EQ/Aggressive Growth Strategy Portfolio	EQ/2000 Managed Volatility Portfolio	47,776,753.43	36.02%
	EQ/400 Managed Volatility Portfolio	6,472,601.94	32.46%
	EQ/500 Managed Volatility Portfolio	83,700,786.64	35.60%
	EQ/AB Short Duration Government Bond Portfolio	7,161,706.82	14.16%
	EQ/Core Bond Index Portfolio	42,274,647.16	11.18%
	EQ/Intermediate Corporate Bond Portfolio	20,084,007.87	13.95%
	EQ/Intermediate Government Bond Portfolio	20,634,844.55	5.57%
	EQ/International Managed Volatility Portfolio	35,741,287.27	35.48%
	EQ/Long-Term Bond Portfolio	41,010,966.57	10.55%

EXHIBIT K – OUTSTANDING SHARES

The table below shows the number of outstanding shares of the Trust and each class of each Portfolio as of June 30, 2026 (Record Date), that are entitled to vote at the Meeting.

Trust/Portfolio	Total Number	Number of Class IA Shares	Number of Class IB Shares	Number of Class K Shares
EQ Advisors Trust	12,514,930,414.87	1,039,985,000.63	8,417,763,785.95	3,057,181,628.29
1290 VT Convertible Securities Portfolio	5,313,328.59	N/A	3,328,889.67	1,984,438.92
1290 VT DoubleLine Opportunistic Bond Portfolio	58,807,778.89	N/A	9,174,229.38	49,633,549.51
1290 VT Equity Income Portfolio	82,973,999.66	N/A	41,157,212.69	41,816,786.97
1290 VT GAMCO Mergers & Acquisitions Portfolio	11,877,338.30	N/A	10,019,085.12	1,858,253.18
1290 VT GAMCO Small Company Value Portfolio	47,705,349.71	N/A	42,799,549.17	4,905,800.54
1290 VT High Yield Bond Portfolio	45,400,682.98	N/A	27,310,151.19	18,090,531.79
1290 VT Micro Cap Portfolio	13,843,713.51	N/A	891,608.04	12,952,105.47
1290 VT Moderate Growth Allocation Portfolio	17,516,596.98	N/A	17,516,596.98	N/A
1290 VT Multi-Alternative Strategies Portfolio	1,107,031.41	N/A	461,662.45	645,368.96
1290 VT Natural Resources Portfolio	3,533,075.19	N/A	2,892,900.17	640,175.02
1290 VT Real Estate Portfolio	6,334,021.94	N/A	3,560,449.44	2,773,572.50
1290 VT Small Cap Value Portfolio	34,898,299.94	N/A	23,058,967.08	11,839,332.86
1290 VT SmartBeta Equity ESG Portfolio	18,191,502.60	N/A	16,743,744.42	1,447,758.18
1290 VT Socially Responsible Portfolio	10,889,851.19	N/A	10,889,851.19	N/A
ATM International Managed Volatility Portfolio	94,621,144.86	N/A	N/A	94,621,144.86
ATM Large Cap Managed Volatility Portfolio	176,555,127.02	N/A	N/A	176,555,127.02
ATM Mid Cap Managed Volatility Portfolio	36,132,824.65	N/A	N/A	36,132,824.65
ATM Small Cap Managed Volatility Portfolio	80,363,362.13	N/A	N/A	80,363,362.13
EQ/2000 Managed Volatility Portfolio	149,965,970.53	N/A	17,311,486.52	132,654,484.01
EQ/400 Managed Volatility Portfolio	32,334,861.65	N/A	12,391,806.21	19,943,055.44
EQ/500 Managed Volatility Portfolio	242,982,025.55	N/A	7,887,492.99	235,094,532.56
EQ/AB Dynamic Aggressive Growth Portfolio	71,961,541.82	N/A	71,961,541.82	N/A
EQ/AB Dynamic Growth Portfolio	68,920,849.36	N/A	68,920,849.36	N/A

Trust/Portfolio	Total Number	Number of Class IA Shares	Number of Class IB Shares	Number of Class K Shares
EQ/AB Dynamic Moderate Growth Portfolio	108,976,955.55	N/A	108,976,955.55	N/A
EQ/AB Short Duration Government Bond Portfolio	85,119,400.60	N/A	34,557,014.07	50,562,386.53
EQ/AB Small Cap Growth Portfolio	120,537,538.77	N/A	93,404,180.28	27,133,358.49
EQ/Aggressive Allocation Portfolio	292,502,589.35	N/A	290,342,134.98	2,160,454.37
EQ/Aggressive Growth Strategy Portfolio	308,391,931.56	N/A	308,391,931.56	N/A
EQ/All Asset Growth Allocation Portfolio	21,542,144.61	N/A	21,398,254.41	143,890.20
EQ/American Century Mid Cap Value Portfolio	27,723,537.30	N/A	24,380,537.01	3,343,000.29
EQ/American Century Moderate Growth Allocation Portfolio	14,703,822.51	N/A	14,703,822.51	N/A
EQ/Balanced Strategy Portfolio	183,460,870.96	N/A	183,460,870.96	N/A
EQ/Capital Group Research Portfolio	18,487,550.87	N/A	18,487,550.87	N/A
EQ/ClearBridge Large Cap Growth ESG Portfolio	25,361,909.64	N/A	25,019,406.81	342,502.83
EQ/ClearBridge Select Equity Managed Volatility Portfolio	46,152,609.02	N/A	16,690,170.58	29,462,438.44
EQ/Common Stock Index Portfolio	142,752,954.54	101,083,487.85	41,669,466.69	N/A
EQ/Conservative Allocation Portfolio	67,113,649.51	N/A	66,764,224.67	349,424.84
EQ/Conservative Growth Strategy Portfolio	73,180,651.57	N/A	73,180,651.57	N/A
EQ/Conservative Strategy Portfolio	44,428,972.79	N/A	44,428,972.79	N/A
EQ/Conservative-Plus Allocation Portfolio	83,133,683.10	N/A	81,390,225.33	1,743,457.77
EQ/Core Bond Index Portfolio	519,313,332.54	N/A	141,155,290.71	378,158,041.83
EQ/Core Plus Bond Portfolio	216,984,293.68	39,427,666.46	59,315,584.96	118,241,042.26
EQ/Emerging Markets Equity PLUS Portfolio	10,229,672.07	N/A	5,928,812.09	4,300,859.98
EQ/Equity 500 Index Portfolio	126,335,909.45	36,883,857.04	84,625,792.62	4,826,259.79
EQ/Fidelity Institutional AM® Large Cap Portfolio	21,590,564.86	N/A	21,549,753.35	40,811.51
EQ/Franklin Rising Dividends Portfolio	6,706,296.67	N/A	6,706,296.67	N/A
EQ/Franklin Small Cap Value Managed Volatility Portfolio	16,479,088.19	N/A	6,867,925.15	9,611,163.04
EQ/Global Equity Managed Volatility Portfolio	93,629,252.56	N/A	69,042,140.54	24,587,112.02
EQ/Goldman Sachs Growth Allocation Portfolio	63,192,630.50	N/A	63,192,630.50	N/A
EQ/Goldman Sachs Mid Cap Value Portfolio	7,903,233.11	N/A	7,903,233.11	N/A
EQ/Goldman Sachs Moderate Growth Allocation Portfolio	70,271,161.24	N/A	70,271,161.24	N/A
EQ/Growth Strategy Portfolio	223,154,242.84	N/A	223,154,242.84	N/A
EQ/Intermediate Corporate Bond Portfolio	144,562,977.71	N/A	601,031.41	143,961,946.30
EQ/Intermediate Government Bond Portfolio	403,604,763.01	7,818,547.30	25,223,664.11	370,562,551.60

Trust/Portfolio	Total Number	Number of Class IA Shares	Number of Class IB Shares	Number of Class K Shares
EQ/International Core Managed Volatility Portfolio	91,542,120.49	N/A	68,490,592.46	23,051,528.03
EQ/International Equity Index Portfolio	152,969,625.30	52,965,327.95	89,575,018.28	10,429,279.07
EQ/International Managed Volatility Portfolio	105,770,676.83	N/A	5,020,896.92	100,749,779.91
EQ/International Value Managed Volatility Portfolio	64,620,516.65	N/A	38,277,331.20	26,343,185.45
EQ/Invesco Comstock Portfolio	14,604,594.96	N/A	13,431,183.26	1,173,411.70
EQ/Invesco Global Portfolio	17,278,483.09	N/A	17,278,483.09	N/A
EQ/Invesco Global Real Assets Portfolio	13,367,794.38	N/A	13,367,794.38	N/A
EQ/Invesco Moderate Allocation Portfolio	29,509,395.63	N/A	29,509,395.63	N/A
EQ/Invesco Moderate Growth Allocation Portfolio	33,738,413.84	N/A	33,738,413.84	N/A
EQ/Janus Enterprise Portfolio	66,540,220.14	N/A	59,580,609.49	6,959,610.65
EQ/JPMorgan Growth Allocation Portfolio	74,869,575.55	N/A	74,869,575.55	N/A
EQ/JPMorgan Growth Stock Portfolio	40,669,854.81	N/A	37,263,177.64	3,406,677.17
EQ/JPMorgan Hedged Equity and Premium Income Portfolio	32,812,580.42	N/A	32,812,580.42	N/A
EQ/JPMorgan Value Opportunities Portfolio	59,468,267.83	N/A	47,614,847.80	11,853,420.03
EQ/Large Cap Core Managed Volatility Portfolio	167,923,284.13	N/A	123,617,091.52	44,306,192.61
EQ/Large Cap Growth Index Portfolio	95,084,920.25	N/A	93,963,103.36	1,121,816.89
EQ/Large Cap Growth Managed Volatility Portfolio	133,152,788.47	N/A	131,966,275.62	1,186,512.85
EQ/Large Cap Value Index Portfolio	83,338,035.33	N/A	83,316,055.29	21,980.04
EQ/Large Cap Value Managed Volatility Portfolio	182,036,502.24	N/A	168,644,828.22	13,391,674.02
EQ/Lazard Emerging Markets Equity Portfolio	21,759,478.31	N/A	21,759,478.31	N/A
EQ/Long-Term Bond Portfolio	389,296,592.92	N/A	542,888.89	388,753,704.03
EQ/Loomis Sayles Growth Portfolio	69,189,134.95	N/A	53,101,379.21	16,087,755.74
EQ/MFS International Growth Portfolio	171,954,141.88	N/A	103,443,682.79	68,510,459.09
EQ/MFS International Intrinsic Value Portfolio	35,383,605.82	N/A	35,383,605.82	N/A
EQ/MFS Mid Cap Focused Growth Portfolio	30,780,110.87	N/A	30,780,110.87	N/A
EQ/MFS Technology Portfolio	29,725,308.16	N/A	29,725,308.16	N/A
EQ/MFS Utilities Series Portfolio	5,532,636.38	N/A	5,531,025.06	1,611.32
EQ/Mid Cap Index Portfolio	158,404,882.91	N/A	157,145,179.03	1,259,703.88
EQ/Mid Cap Value Managed Volatility Portfolio	92,952,080.53	N/A	92,417,013.74	535,066.79
EQ/Moderate Allocation Portfolio	401,709,943.32	120,242,636.63	263,695,122.99	17,772,183.70
EQ/Moderate Growth Strategy Portfolio	286,057,509.21	N/A	286,057,509.21	N/A
EQ/Moderate-Plus Allocation Portfolio	656,458,787.98	N/A	652,775,836.11	3,682,951.87

Trust/Portfolio	Total Number	Number of Class IA Shares	Number of Class IB Shares	Number of Class K Shares
EQ/Money Market Portfolio	2,872,487,704.58	651,683,979.37	2,220,803,725.21	N/A
EQ/Morgan Stanley Small Cap Growth Portfolio	42,970,217.45	N/A	20,032,092.26	22,938,125.19
EQ/PIMCO Global Real Return Portfolio	13,815,386.54	N/A	11,265,110.91	2,550,275.63
EQ/PIMCO Real Return Portfolio	8,197,437.40	N/A	8,197,437.40	N/A
EQ/PIMCO Total Return ESG Portfolio	27,222,389.02	N/A	27,222,389.02	N/A
EQ/PIMCO Ultra Short Bond Portfolio	79,167,295.50	N/A	20,637,926.08	58,529,369.42
EQ/Quality Bond PLUS Portfolio	123,568,306.89	8,790,541.82	68,211,124.30	46,566,640.77
EQ/Small Company Index Portfolio	125,372,393.41	N/A	117,348,432.83	8,023,960.58
EQ/T. Rowe Price Health Sciences Portfolio	2,463,177.96	N/A	2,463,177.96	N/A
EQ/Ultra Conservative Strategy Portfolio	183,862,480.67	N/A	183,862,480.67	N/A
EQ/Value Equity Portfolio	60,368,789.63	N/A	50,258,815.89	10,109,973.74
EQ/Wellington Energy Portfolio	31,345,539.23	N/A	31,345,539.23	N/A
Equitable Conservative Growth MF/ETF Portfolio	6,249,729.38	N/A	5,952,976.12	296,753.26
Equitable Growth MF/ETF Portfolio	3,471,894.41	N/A	2,393,184.19	1,078,710.22
Equitable Moderate Growth MF/ETF Portfolio	3,450,925.69	N/A	2,349,682.87	1,101,242.82
Multimanager Aggressive Equity Portfolio	24,084,784.41	21,088,956.21	2,819,619.72	176,208.48
Multimanager Core Bond Portfolio	90,889,469.55	N/A	24,048,627.39	66,840,842.16
Multimanager Technology Portfolio	48,126,382.13	N/A	47,441,642.09	684,740.04
Target 2015 Allocation Portfolio	3,111,360.71	N/A	2,100,285.81	1,011,074.90
Target 2025 Allocation Portfolio	12,150,807.60	N/A	10,375,297.73	1,775,509.87
Target 2035 Allocation Portfolio	18,887,404.79	N/A	17,880,447.76	1,006,957.03
Target 2045 Allocation Portfolio	16,302,793.24	N/A	15,903,024.34	399,768.90
Target 2055 Allocation Portfolio	9,103,411.96	N/A	9,093,348.18	10,063.78

EXHIBIT L – ADDITIONAL INFORMATION ON PROPOSAL 4

Additional information on Proposal 4, including information regarding Trustee/Nominee ownership of Portfolio shares and other holdings and information regarding the officers of the Trust, is presented below.

Trustee/Nominee Ownership of Portfolio Shares and Other Holdings

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee/Nominee in a Portfolio and in all series in the aggregate within the same “family of investment companies” overseen and/or to be overseen by the Trustee/Nominee, as of June 30, 2026. The following table also sets forth information describing the dollar range of equity securities beneficially owned by each Trustee/Nominee in all series in the aggregate within the same “fund complex” overseen and/or to be overseen by the Trustee/Nominee, as of June 30, 2026.

The Trustees/Nominees are not permitted to invest directly in shares issued by Portfolios of the Trust because the shares are currently sold only to insurance company separate accounts in connection with Contracts issued by Equitable Financial or other affiliated or unaffiliated insurance companies; to The Equitable 401(k) Plan; and to other tax-qualified retirement plans and other investors eligible under applicable federal tax regulations. Mr. Joenk owns shares of one or more of the Portfolios indirectly through a Contract.

	Dollar Range of Equity Securities in a Portfolio		Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or to be Overseen by the Nominee in Family of Investment Companies*	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or to be Overseen by the Nominee in Fund Complex**
Interested Nominee
Steven M. Joenk	1290 VT GAMCO Small Company Value Portfolio	E	E	E
Independent Nominees
Michael B. Clement	A		A	E
Christopher P. Conkey	A		A	A
Donald E. Foley	A		A	C
Patricia M. Haverland	A		A	D
Marcia Haydel	A		A	C
Lisa M. Jones	A		A	A
Kimberly Thompson Laughton	A		A	C
H. Thomas McMeekin	A		A	D
Jeffery S. Perry	A		A	C
Gary S. Schpero	A		A	C
Kathleen Stephansen	A		A	C

*	This column reflects information regarding ownership of equity securities issued by series in the Trust. As of June 30, 2026, there are no other registered investment companies in the same “family of investment companies” as the Trust. The Trust and 1290 Funds are, however, part of the same “fund complex.”
**	This column reflects information regarding ownership of equity securities issued by series in the Trust and 1290 Funds, which are part of the same “fund complex.”

A = None; B = $1 - $10,000; C = $10,001 - $50,000; D = $50,001 - $100,000; E = over $100,000

Except as set forth in the following table, as of June 30, 2026, no Trustee/Nominee who is or would be an Independent Trustee, and no member of his or her immediate family, beneficially owns or owns of record securities representing interests in EIM, Equitable Distributors, LLC, any Sub-Adviser of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Independent Trustee’s spouse, children residing in the Independent Trustee’s household and dependents of the Trustee.

Name of Nominee	Name of Owner and Relationship to Nominee	Company	Title of Class	Value of Securities*	Percent of Class
Lisa M. Jones	Same	Morgan Stanley Investment Management	Common Stock	$1,079,546.40	*	*

*	As of July 18, 2026.
**	The ownership amount constitutes less than 1% of the total interests outstanding.

Ms. Jones has contractually agreed to divest her entire ownership interest in the above-named company if she is elected to the Board of Trustees of the Trust.

Officers of the Trust

The following table provides information regarding the officers of the Trust. Each officer was elected by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of the Trust’s officers is 1345 Avenue of the Americas, New York, New York 10105.

Name and Year of Birth	Position(s) Held with the Trust*	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Steven M. Joenk (1958)	Trustee, Chief Executive Officer, and President	Trustee from 2004 to present; Chief Executive Officer from 2002 to present; President from 2002 to February 2023 and September 2023 to present	Chairman of the Board and Chief Executive Officer (2011 to present) and President (2011 to 2021 and 2023 to 2024) of EIM; Chairman of the Board and Chief Executive Officer (2023 to present) and President (2023 to 2024) of Equitable Investment Management, LLC; Chief Investment Officer (2017 to 2024) of Equitable Financial Investment Management, LLC; and employee (1999 to present) and Signatory Officer of Equitable Financial.

Jessica Baehr (1982)	Senior Vice President	2024 to present	Director and President (2024 to present) and Chief Operating Officer (2024 to 2025) of EIM and Equitable Investment Management, LLC; and employee (2011 to present) and Signatory Officer of Equitable Financial.

Name and Year of Birth	Position(s) Held with the Trust*	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Walsh (1968)	Chief Financial Officer and Vice President	Chief Financial Officer from 2007 to present; Vice President from 2026 to present	Director (2011 to present) and Senior Vice President (2011 to present) of EIM; Senior Vice President of Equitable Investment Management, LLC (2023 to present); and employee (2003 to present) and Signatory Officer of Equitable Financial.

James Kelly (1968)	Controller and Treasurer	Controller from 2007 to present; Treasurer from 2026 to present	Vice President of EIM (2011 to present); Vice President of Equitable Investment Management, LLC (2023 to present); and employee of Equitable Financial (2008 to present).

Joseph J. Paolo*** (1970)	Chief Compliance Officer and Vice President	Chief Compliance Officer from 2007 to present, Vice President from 2005 to present	Chief Compliance Officer (2007 to present) and Senior Vice President (2011 to present) of EIM; Chief Compliance Officer and Senior Vice President of Equitable Investment Management, LLC (2023 to present); and employee (2007 to present) and Signatory Officer of Equitable Financial.

Kenneth Kozlowski (1961)	Chief Investment Officer and Senior Vice President	2016 to present	Executive Vice President and Chief Investment Officer (2012 to present) and Director (2017 to present) of EIM; Executive Vice President and Chief Investment Officer of Equitable Investment Management, LLC (2023 to present); and employee (2001 to present) and Signatory Officer of Equitable Financial.

James Chen (1988)	Vice President and Director of Risk	2022 to present	Vice President of EIM (2022 to present); Vice President of Equitable Investment Management, LLC (2023 to present); and employee of Equitable Financial (2015 to present).

Name and Year of Birth	Position(s) Held with the Trust*	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Andrew Houston (1990)	Vice President	2022 to present	Senior Vice President (2024 to present), Chief Operating Officer (2025 to present), and Vice President (2022 to 2024) of EIM; Senior Vice President (2024 to present), Chief Operating Officer (2025 to present), and Vice President (2023 to 2024) of Equitable Investment Management, LLC; and employee of Equitable Financial (2017 to present).

Miao Hu (1978)	Vice President	2016 to present	Assistant Portfolio Manager (2016 to present) and Vice President (2016 to present) of EIM; Assistant Portfolio Manager (2023 to present) and Vice President (2022 to present) of Equitable Investment Management, LLC; and employee of Equitable Financial (2013 to present).

Kevin McCarthy (1983)	Vice President	2019 to present	Assistant Portfolio Manager (2018 to present) and Vice President (2022 to present) of EIM; Assistant Portfolio Manager (2023 to present) and Vice President (2022 to present) of Equitable Investment Management, LLC; and employee of Equitable Financial (2015 to present).

Xavier Poutas (1977)	Vice President	2016 to present	Assistant Portfolio Manager (2011 to present) and Vice President (2016 to present) of EIM; Assistant Portfolio Manager (2023 to present) and Vice President (2022 to present) of Equitable Investment Management, LLC; and employee of Equitable Financial (2002 to present).

Name and Year of Birth	Position(s) Held with the Trust*	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Shane Daly (1970)	Chief Legal Officer, Senior Vice President and Secretary	2023 to present	Executive Vice President, Secretary and General Counsel of EIM and Equitable Investment Management, LLC (2023 to present); and employee (2011 to present), Associate General Counsel, and Signatory Officer of Equitable Financial.

Maureen E. Kane, Esq. (1962)	Vice President and Assistant Secretary	2023 to present	Senior Vice President, Assistant Secretary and Associate General Counsel of EIM and Equitable Investment Management, LLC (2023 to present); and employee of Equitable Financial (2019 to present).

Trayne Wheeler, Esq. (1973)	Vice President and Assistant Secretary	2024 to present	Senior Vice President, Assistant Secretary and Associate General Counsel of EIM and Equitable Investment Management, LLC (2024 to present); employee of Equitable Financial (2024 to present); and Partner, Investment Management of K&L Gates LLP (2010 to April 2024).

Victoria Zozulya, Esq. (1983)	Vice President and Assistant Secretary	2024 to present	Senior Vice President, Assistant Secretary and Associate General Counsel of EIM and Equitable Investment Management, LLC (2024 to present); employee of Equitable Financial (2018 to 2022 and 2024 to present); and Counsel at Lord, Abbett & Co. LLC (2022 to 2024).

Cheryl Cherian (1979)	Vice President and Assistant Secretary	2023 to present	Vice President, Assistant Secretary and Associate General Counsel of EIM and Equitable Investment Management, LLC (2023 to present); and employee of Equitable Financial (2019 to present).

Name and Year of Birth	Position(s) Held with the Trust*	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Artemis Brannigan (1974)	Vice President	2019 to present	Vice President of EIM (2019 to present); Vice President of Equitable Investment Management, LLC (2023 to present); and employee of Equitable Financial (2019 to present).

Aysha Pride (1988)	Vice President	2022 to present	Vice President of EIM (2022 to present); Vice President of Equitable Investment Management, LLC (2023 to present); and employee of Equitable Financial (2014 to present).

Jennifer Mastronardi (1985)	Anti-Money Laundering Compliance Officer and Vice President	Anti-Money Laundering Compliance Officer and Vice President from 2026 to present	Vice President of EIM (2015 to present); Vice President of Equitable Investment Management, LLC (2023 to present); and employee of Equitable Financial (2009 to present).

Michelle Gallo (1973)	Assistant Controller	2023 to present	Vice President of EIM and Equitable Investment Management, LLC (2025 to present); and employee of Equitable Financial (2013 to present).

Roselle Ibanga (1978)	Assistant Controller	2009 to present	Vice President of EIM and Equitable Investment Management, LLC (2024 to present); and employee of Equitable Financial (2009 to present).

Lisa Perrelli (1974)	Assistant Controller	2009 to present	Vice President of EIM and Equitable Investment Management, LLC (2024 to present); and employee of Equitable Financial (2002 to present).

Maria Urso (1971)	Assistant Controller	2024 to present	Employee of Equitable Financial (2015 to present).

Helen Lai (1973)	Assistant Vice President	2016 to present	Employee of Equitable Financial (2013 to present).

Name and Year of Birth	Position(s) Held with the Trust*	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Helen Espaillat (1963)	Assistant Secretary	2009 to present	Assistant Vice President and Assistant Secretary of EIM (2015 to present); Assistant Vice President and Assistant Secretary of Equitable Investment Management, LLC (2023 to present); and employee of Equitable Financial (2004 to present).

Lorelei Fajardo (1978)	Assistant Secretary	2016 to present	Employee of Equitable Financial (2013 to present).

Monica Giron (1976)	Assistant Secretary	2019 to present	Employee of Equitable Financial (2019 to present).

*	The officers in the table above (except Jennifer Mastronardi in respect of her role as a Vice President and Anti-Money Laundering Compliance Officer of the Trust) hold similar positions with 1290 Funds, the other registered investment company in the fund complex.
**	Each officer is elected on an annual basis.
***	During the fiscal year ended December 31, 2025, the investment companies in the fund complex paid $280,000 of the Chief Compliance Officer’s compensation, including $277,565 paid by the Trust.

EXHIBIT M – GOVERNANCE COMMITTEE CHARTER

EQ Advisors Trust1

1290 Funds

Governance Committee

Charter

Governance Committee Membership

The Governance Committee (the “Committee”) of EQ Advisors Trust and 1290 Funds (the “Trusts”) shall be composed entirely of members of the Board of Trustees of the Trust who are not “interested persons” of the Trusts (“Independent Trustees”), as defined in §2(a)(10) of the Investment Company Act of 1940, as amended (“1940 Act”) and the rules thereunder. The Committee shall consist of at least two or more such Independent Trustees.

Purposes of the Committee

The purposes of the Committee are to:

(a)	consider the size and structure of the Board, and propose nominations for Independent Trustee membership on the Board and membership on all committees of the Trust;

(b)	review the compensation arrangements for the Independent Trustees of the Trust for service as Board members and committee members;

(c)	to review governance practices, including the annual Board self-assessment, and industry “best practices” for mutual fund board members and make recommendations to the Board;

(d)	provide oversight of the Trust’s Chief Compliance Officer (“CCO”);

(e)	review the independence of counsel to the Independent Trustees of the Trusts.

Board Nominations and Functions

1.	The Committee shall make nominations for Independent Trustee membership on the Board of Trustees (“Board”) of the Trusts. The Committee shall evaluate candidates’ qualifications for Board membership and their ability to qualify as Independent Trustees (i.e., to not be “interested persons” of the Fund as that term is defined in the 1940 Act). The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the investment adviser or its affiliates. In determining nominees’ qualifications for Board membership, the Committee may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board. If requested by the Committee, the President, and other officers of the Trust, although not members of the Committee, may have a role in recommending candidates and recruiting them for the Board. The Committee shall give recommendations provided by the President and other officers of the Trust the same consideration as any other candidate.

2.	The control of the selection and nomination process for additional Independent Trustees shall rest solely with the Committee. The President and other officers of the Trust may provide administrative assistance to the Committee in the selection and nomination process.

3.	The Committee shall periodically review the size and composition of the Board to determine whether it may be appropriate to add additional individuals, including those with different backgrounds or skills from those already on the Board.

[1]	Note, this Charter supersedes and replaces the Charter of the Nominating and Compensation Committee of EQ Advisors Trust originally adopted as of December 7, 1999.

Committee Nominations and Functions

1.	The Committee shall make nominations for membership on all committees of the Trust and shall review Board committee assignments as necessary.

2.	The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

3.	The Committee shall also periodically review and make recommendations to the Board regarding the qualifications for committee membership, the structure and operations of the committees and the authority to delegate to subcommittees or to individual committee members.

Compensation Arrangements for the Independent Trustees and Committee Members

1.	The Committee shall review, as appropriate, the compensation arrangements of the Independent Trustees of the Trust and each committee to determine whether such compensation is appropriate.

2.	The Committee, in conjunction with Equitable Investment Management Group, LLC and Equitable Investment Management, LLC (collectively, the “Adviser”) may participate in industry surveys relating to mutual fund directors/trustees compensation and board practices or request that such information be provided to the Committee to carry out this function.

3.	The Committee shall make recommendations to the Board regarding any modifications to the compensation to be paid to the Independent Trustees and committee members for approval.

Board Governance Practices

The Committee shall consider such governance practices and industry “best practices” from time to time as it deems appropriate, and in any event shall address the following matters.

1.	Trustee Orientation. The Committee shall oversee the process for orientation of new Independent Trustees, which will be prepared and conducted with the assistance of the Adviser and outside legal counsel. The orientation is intended to familiarize new Independent Trustees with (1) their responsibilities under applicable corporate law and the 1940 Act; (2) the operation of the Trust and its principal service providers; and (3) the industry in which the Trust operates.

2.	Trustee Education. The Committee shall assist the Board in identifying educational topics of interest to be presented, from time to time, at Board meetings.

3.	Retirement Age. The Committee shall periodically review the Trust’s “Policy on Retirement of an Independent Trustee” and recommend to the Board, as the Committee determines appropriate any changes to such policy. In addition, the Committee shall review Independent Trustee compliance with the requirement that an Independent Trustee must retire from Board service by December 31 of the year in which he or she reaches the age of 76 years.

4.	Trustee Independence and Potential Conflicts. The Committee shall review with outside legal counsel any issues relating to the independence of any Trustee.

5.	Annual Self-Assessment. The Committee shall establish, and review as necessary, the process to conduct the annual self-assessment of the Board and committees of the Trust.

Compliance Functions

The Committee shall provide the following:

Oversight of the Trust’s CCO

1.	The Committee shall assist the Board in the selection, appointment, retention and termination of the Trusts’ CCO. After considering such matters as it deems appropriate, including the recommendation of the Adviser, the Committee shall propose to the Board an individual who will serve as the Trusts’ CCO and be responsible for administering the Trusts’ Compliance Program (including any replacement of the CCO).

2.	The Committee shall review and evaluate the CCO’s qualifications, including, when applicable, consideration of the CCO’s effectiveness in devising, implementing, maintaining and updating the Trust’s Compliance Program and the CCO’s overall performance.

3.	The Committee shall assist the Board in evaluating and approving the compensation paid to the CCO. The Committee shall meet in executive session from time to time, as it deems appropriate, with the Adviser outside the presence of the CCO to discuss the performance and compensation of the CCO and the effectiveness of the Compliance Program.

Other Powers and Responsibilities

1.	The Committee shall review the independence of counsel to the Independent Trustees of the Trusts.

2.	The Committee shall normally meet at least semi-annually and is empowered to hold special meetings as circumstances require.

3.	The Committee shall review any issue delegated to it by the Independent Trustees or the Board.

4.	The Committee shall be empowered to investigate and report on any other matter brought to its attention within the scope of its duties.

5.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trusts.

6.	The Committee shall review this Charter at least annually and recommend any changes to the Board.

Preliminary Copy EQ ADVISORS TRUST SCAN TO 1345 AVENUE OF THE AMERICAS VIEW MATERIALS & VOTE w NEW YORK, NY 10105 To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: T02692-Z93646 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY For Withhold For All To withhold authority to vote for any individual THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) All All Except nominee(s), mark “For All Except” and write the UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE number(s) of the nominee(s) on the line below. “FOR” THE FOLLOWING PROPOSALS: PROPOSALS 4. Elect the Board of Trustees of the Trust. The nominees for election to the Board are: 01) Michael B. Clement 07) Lisa M. Jones 02) Christopher P. Conkey 08) Kimberly Thompson Laughton 03) Donald E. Foley 09) H. Thomas McMeekin 04) Patricia M. Haverland 10) Jeffery S. Perry 05) Marcia Haydel 11) Gary S. Schpero 06) Steven M. Joenk 12) Kathleen Stephansen For Against Abstain 1. Approve a new investment advisory agreement between Equitable Investment Management Group, LLC and the Trust with respect to the Portfolio. 5. Transact such other business that may properly come before the Meeting and any adjournment(s) or postponement(s) thereof. The approval of any one proposal is not contingent on the approval of any other proposal. IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS. NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this proxy card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on October 27, 2026. The Notice of Special Meeting and the Proxy Statement are available at www.proxyvote.com. T02693-Z93646 EQ ADVISORS TRUST PROXY CARD PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 27, 2026 This proxy is being solicited on behalf of the Board of Trustees of EQ Advisors Trust (the “Trust”) on behalf of the Trust’s portfolios. The person signing on the reverse side of this proxy card hereby appoints as proxies James Kelly and Lisa Perrelli, and each of them (with power of substitution), (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Trust, or any adjournment or postponement thereof (the “Meeting”), as described in the Proxy Statement dated August [TBD], 2026 (the “Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in their discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this proxy card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposals. Receipt of the Notice of Special Meeting and the Proxy Statement accompanying this proxy card is hereby acknowledged by the person signing on the reverse side of this card. PLEASE SIGN AND DATE ON THE REVERSE SIDE

Preliminary Copy EQ ADVISORS TRUST SCAN TO 1345 AVENUE OF THE AMERICAS VIEW MATERIALS & VOTE NEW YORK, NY 10105 To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: T02694-Z93646 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY For Withhold For All To withhold authority to vote for any individual THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) All All Except nominee(s), mark “For All Except” and write the UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE number(s) of the nominee(s) on the line below. “FOR” THE FOLLOWING PROPOSALS: PROPOSALS 4. Elect the Board of Trustees of the Trust. The nominees for election to the Board are: 01) Michael B. Clement 07) Lisa M. Jones 02) Christopher P. Conkey 08) Kimberly Thompson Laughton 03) Donald E. Foley 09) H. Thomas McMeekin 04) Patricia M. Haverland 10) Jeffery S. Perry 05) Marcia Haydel 11) Gary S. Schpero 06) Steven M. Joenk 12) Kathleen Stephansen For Against Abstain 1. Approve a new investment advisory agreement between Equitable Investment Management Group, LLC and the Trust with respect to the Portfolio. 2. Approve a new investment sub-advisory agreement between Equitable Investment Management Group, LLC and AllianceBernstein L.P. with respect to the Portfolio. 5. Transact such other business that may properly come before the Meeting and any adjournment(s) or postponement(s) thereof. The approval of any one proposal is not contingent on the approval of any other proposal. IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS. NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this proxy card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on October 27, 2026. The Notice of Special Meeting and the Proxy Statement are available at www.proxyvote.com. T02695-Z93646 EQ ADVISORS TRUST PROXY CARD PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 27, 2026 This proxy is being solicited on behalf of the Board of Trustees of EQ Advisors Trust (the “Trust”) on behalf of the Trust’s portfolios. The person signing on the reverse side of this proxy card hereby appoints as proxies James Kelly and Lisa Perrelli, and each of them (with power of substitution), (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Trust, or any adjournment or postponement thereof (the “Meeting”), as described in the Proxy Statement dated August [TBD], 2026 (the “Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in their discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this proxy card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposals. Receipt of the Notice of Special Meeting and the Proxy Statement accompanying this proxy card is hereby acknowledged by the person signing on the reverse side of this card. PLEASE SIGN AND DATE ON THE REVERSE SIDE

Preliminary Copy EQ ADVISORS TRUST 1345 AVENUE OF THE AMERICAS NEW YORK, NY 10105 SCAN TO VIEW MATERIALS & VOTE To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: T02696-Z93646 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY For Withhold For All All All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSALS: PROPOSALS 4. Elect the Board of Trustees of the Trust. The nominees for election to the Board are: 01) Michael B. Clement 07) Lisa M. Jones 02) Christopher P. Conkey 08) Kimberly Thompson Laughton 03) Donald E. Foley 09) H. Thomas McMeekin 04) Patricia M. Haverland 10) Jeffery S. Perry 05) Marcia Haydel 11) Gary S. Schpero 06) Steven M. Joenk 12) Kathleen Stephansen For Against Abstain 1. Approve a new investment advisory agreement between Equitable Investment Management Group, LLC and the Trust with respect to the Portfolio. 3. Approve an amended fundamental investment policy regarding industry concentration with respect to the Portfolio. 5. Transact such other business that may properly come before the Meeting and any adjournment(s) or postponement(s) thereof. The approval of any one proposal is not contingent on the approval of any other proposal. IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS. NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this proxy card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on October 27, 2026. The Notice of Special Meeting and the Proxy Statement are available at www.proxyvote.com. T02697-Z93646 EQ ADVISORS TRUST PROXY CARD PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 27, 2026 This proxy is being solicited on behalf of the Board of Trustees of EQ Advisors Trust (the “Trust”) on behalf of the Trust’s portfolios. The person signing on the reverse side of this proxy card hereby appoints as proxies James Kelly and Lisa Perrelli, and each of them (with power of substitution), (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Trust, or any adjournment or postponement thereof (the “Meeting”), as described in the Proxy Statement dated August [TBD], 2026 (the “Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in their discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this proxy card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposals. Receipt of the Notice of Special Meeting and the Proxy Statement accompanying this proxy card is hereby acknowledged by the person signing on the reverse side of this card. PLEASE SIGN AND DATE ON THE REVERSE SIDE

Preliminary Copy EQ ADVISORS TRUST AVENUE OF THE AMERICAS NEW YORK, NY 10105 SCAN TO 1345 VIEW MATERIALS & VOTE To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: T02698-Z93646 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSALS: For Withhold For All All All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. PROPOSALS 4. Elect the Board of Trustees of the Trust. The nominees for election to the Board are: 01) Michael B. Clement 07) Lisa M. Jones 02) Christopher P. Conkey 08) Kimberly Thompson Laughton 03) Donald E. Foley 09) H. Thomas McMeekin 04) Patricia M. Haverland 10) Jeffery S. Perry 05) Marcia Haydel 11) Gary S. Schpero 06) Steven M. Joenk 12) Kathleen Stephansen For Against Abstain 1. Approve a new investment advisory agreement between Equitable Investment Management Group, LLC and the Trust with respect to the Portfolio. 2. Approve a new investment sub-advisory agreement between Equitable Investment Management Group, LLC and AllianceBernstein L.P. with respect to the Portfolio. 3. Approve an amended fundamental investment policy regarding industry concentration with respect to the Portfolio. 5. Transact such other business that may properly come before the Meeting and any adjournment(s) or postponement(s) thereof. The approval of any one proposal is not contingent on the approval of any other proposal. IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS. NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this proxy card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on October 27, 2026. The Notice of Special Meeting and the Proxy Statement are available at www.proxyvote.com. T02699-Z93646 EQ ADVISORS TRUST PROXY CARD PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 27, 2026 This proxy is being solicited on behalf of the Board of Trustees of EQ Advisors Trust (the “Trust”) on behalf of the Trust’s portfolios. The person signing on the reverse side of this proxy card hereby appoints as proxies James Kelly and Lisa Perrelli, and each of them (with power of substitution), (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Trust, or any adjournment or postponement thereof (the “Meeting”), as described in the Proxy Statement dated August [TBD], 2026 (the “Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in their discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this proxy card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposals. Receipt of the Notice of Special Meeting and the Proxy Statement accompanying this proxy card is hereby acknowledged by the person signing on the reverse side of this card. PLEASE SIGN AND DATE ON THE REVERSE SIDE

Preliminary Copy PROXY TABULATOR SCAN TO P.O. BOX 9112 VIEW MATERIALS & VOTE w FARMINGDALE, NY 11735 To vote by Internet 1) Read the Proxy Statement and have the voting instruction card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the voting instruction card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the voting instruction card below. 3) Sign and date the voting instruction card. 4) Return the voting instruction card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: T02789-Z93657 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY For Withhold For All To withhold authority to vote for any individual THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) All All Except nominee(s), mark “For All Except” and write the UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE number(s) of the nominee(s) on the line below. FOLLOWING PROPOSALS: PROPOSALS ! ! ! 4. Elect the Board of Trustees of the Trust. The nominees for election to the Board are: 01) Michael B. Clement 07) Lisa M. Jones 02) Christopher P. Conkey 08) Kimberly Thompson Laughton 03) Donald E. Foley 09) H. Thomas McMeekin 04) Patricia M. Haverland 10) Jeffery S. Perry 05) Marcia Haydel 11) Gary S. Schpero 06) Steven M. Joenk 12) Kathleen Stephansen For Against Abstain 1. Approve a new investment advisory agreement between Equitable Investment Management Group, LLC and the Trust with respect to ! ! ! the Portfolio. 5. Transact such other business that may properly come before the Meeting and any adjournment(s) or postponement(s) thereof. The approval of any one proposal is not contingent on the approval of any other proposal. IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSALS. NOTE: Please sign exactly as your name appears on the records of the insurance company and date. If joint owners, each holder should sign this voting instruction card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on October 27, 2026. The Notice of Special Meeting and the Proxy Statement are available at www.proxyvote.com. T02790-Z93657 EQ ADVISORS TRUST VOTING INSTRUCTION CARD FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 27, 2026 The person signing on the reverse side of this card, the owner of one or more variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of a portfolio of EQ Advisors Trust (the “Trust”), hereby instructs the insurance company, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Trust, or any adjournment or postponement thereof (the “Meeting”), as described in the Proxy Statement dated August [TBD], 2026 (the “Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in their discretion, on such other matters as may properly come before the Meeting. This Voting Instruction Card is solicited by the insurance company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement relating to the Voting Instruction Card is hereby acknowledged by the person signing on the reverse side of this card. PLEASE SIGN AND DATE ON THE REVERSE SIDE

Preliminary Copy PROXY TABULATOR SCAN TO P.O. BOX 9112 VIEW MATERIALS & VOTE w FARMINGDALE, NY 11735 To vote by Internet 1) Read the Proxy Statement and have the voting instruction card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the voting instruction card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the voting instruction card below. 3) Sign and date the voting instruction card. 4) Return the voting instruction card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: T02791-Z93657 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY For Withhold For All To withhold authority to vote for any individual THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) All All Except nominee(s), mark “For All Except” and write the UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE number(s) of the nominee(s) on the line below. FOLLOWING PROPOSALS: PROPOSALS ! ! ! 4. Elect the Board of Trustees of the Trust. The nominees for election to the Board are: 01) Michael B. Clement 07) Lisa M. Jones 02) Christopher P. Conkey 08) Kimberly Thompson Laughton 03) Donald E. Foley 09) H. Thomas McMeekin 04) Patricia M. Haverland 10) Jeffery S. Perry 05) Marcia Haydel 11) Gary S. Schpero 06) Steven M. Joenk 12) Kathleen Stephansen For Against Abstain 1. Approve a new investment advisory agreement between Equitable Investment Management Group, LLC and the Trust with respect to ! ! ! the Portfolio. 2. Approve a new investment sub-advisory agreement between Equitable Investment Management Group, LLC and AllianceBernstein L.P. ! ! ! with respect to the Portfolio. 5. Transact such other business that may properly come before the Meeting and any adjournment(s) or postponement(s) thereof. The approval of any one proposal is not contingent on the approval of any other proposal. IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSALS. NOTE: Please sign exactly as your name appears on the records of the insurance company and date. If joint owners, each holder should sign this voting instruction card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on October 27, 2026. The Notice of Special Meeting and the Proxy Statement are available at www.proxyvote.com. T02792-Z93657 EQ ADVISORS TRUST VOTING INSTRUCTION CARD FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 27, 2026 The person signing on the reverse side of this card, the owner of one or more variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of a portfolio of EQ Advisors Trust (the “Trust”), hereby instructs the insurance company, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Trust, or any adjournment or postponement thereof (the “Meeting”), as described in the Proxy Statement dated August [TBD], 2026 (the “Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in their discretion, on such other matters as may properly come before the Meeting. This Voting Instruction Card is solicited by the insurance company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement relating to the Voting Instruction Card is hereby acknowledged by the person signing on the reverse side of this card. PLEASE SIGN AND DATE ON THE REVERSE SIDE

Preliminary Copy PROXY TABULATOR SCAN TO P.O. BOX 9112 VIEW MATERIALS & VOTE w FARMINGDALE, NY 11735 To vote by Internet 1) Read the Proxy Statement and have the voting instruction card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the voting instruction card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the voting instruction card below. 3) Sign and date the voting instruction card. 4) Return the voting instruction card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: T02793-Z93657 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY For Withhold For All To withhold authority to vote for any individual THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) All All Except nominee(s), mark “For All Except” and write the UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE number(s) of the nominee(s) on the line below. FOLLOWING PROPOSALS: PROPOSALS ! ! ! 4. Elect the Board of Trustees of the Trust. The nominees for election to the Board are: 01) Michael B. Clement 07) Lisa M. Jones 02) Christopher P. Conkey 08) Kimberly Thompson Laughton 03) Donald E. Foley 09) H. Thomas McMeekin 04) Patricia M. Haverland 10) Jeffery S. Perry 05) Marcia Haydel 11) Gary S. Schpero 06) Steven M. Joenk 12) Kathleen Stephansen For Against Abstain 1. Approve a new investment advisory agreement between Equitable Investment Management Group, LLC and the Trust with respect to ! ! ! the Portfolio. 3. Approve an amended fundamental investment policy regarding industry concentration with respect to the Portfolio. ! ! ! 5. Transact such other business that may properly come before the Meeting and any adjournment(s) or postponement(s) thereof. The approval of any one proposal is not contingent on the approval of any other proposal. IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSALS. NOTE: Please sign exactly as your name appears on the records of the insurance company and date. If joint owners, each holder should sign this voting instruction card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on October 27, 2026. The Notice of Special Meeting and the Proxy Statement are available at www.proxyvote.com. T02794-Z93657 EQ ADVISORS TRUST VOTING INSTRUCTION CARD FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 27, 2026 The person signing on the reverse side of this card, the owner of one or more variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of a portfolio of EQ Advisors Trust (the “Trust”), hereby instructs the insurance company, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Trust, or any adjournment or postponement thereof (the “Meeting”), as described in the Proxy Statement dated August [TBD], 2026 (the “Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in their discretion, on such other matters as may properly come before the Meeting. This Voting Instruction Card is solicited by the insurance company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement relating to the Voting Instruction Card is hereby acknowledged by the person signing on the reverse side of this card. PLEASE SIGN AND DATE ON THE REVERSE SIDE

Preliminary Copy PROXY TABULATOR SCAN TO P.O. BOX 9112 VIEW MATERIALS & VOTE w FARMINGDALE, NY 11735 To vote by Internet 1) Read the Proxy Statement and have the voting instruction card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the voting instruction card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the voting instruction card below. 3) Sign and date the voting instruction card. 4) Return the voting instruction card in the envelope provided. VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: T02795-Z93657 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY For Withhold For All To withhold authority to vote for any individual THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) All All Except nominee(s), mark “For All Except” and write the UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE number(s) of the nominee(s) on the line below. FOLLOWING PROPOSALS: PROPOSALS ! ! ! 4. Elect the Board of Trustees of the Trust. The nominees for election to the Board are: 01) Michael B. Clement 07) Lisa M. Jones 02) Christopher P. Conkey 08) Kimberly Thompson Laughton 03) Donald E. Foley 09) H. Thomas McMeekin 04) Patricia M. Haverland 10) Jeffery S. Perry 05) Marcia Haydel 11) Gary S. Schpero 06) Steven M. Joenk 12) Kathleen Stephansen For Against Abstain 1. Approve a new investment advisory agreement between Equitable Investment Management Group, LLC and the Trust with respect to ! ! ! the Portfolio. 2. Approve a new investment sub-advisory agreement between Equitable Investment Management Group, LLC and AllianceBernstein L.P. ! ! ! with respect to the Portfolio. 3. Approve an amended fundamental investment policy regarding industry concentration with respect to the Portfolio. ! ! ! 5. Transact such other business that may properly come before the Meeting and any adjournment(s) or postponement(s) thereof. The approval of any one proposal is not contingent on the approval of any other proposal. IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSALS. NOTE: Please sign exactly as your name appears on the records of the insurance company and date. If joint owners, each holder should sign this voting instruction card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on October 27, 2026. The Notice of Special Meeting and the Proxy Statement are available at www.proxyvote.com. T02796-Z93657 EQ ADVISORS TRUST VOTING INSTRUCTION CARD FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 27, 2026 The person signing on the reverse side of this card, the owner of one or more variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of a portfolio of EQ Advisors Trust (the “Trust”), hereby instructs the insurance company, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Trust, or any adjournment or postponement thereof (the “Meeting”), as described in the Proxy Statement dated August [TBD], 2026 (the “Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in their discretion, on such other matters as may properly come before the Meeting. This Voting Instruction Card is solicited by the insurance company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement relating to the Voting Instruction Card is hereby acknowledged by the person signing on the reverse side of this card. PLEASE SIGN AND DATE ON THE REVERSE SIDE